EXHIBIT 10.60

INDENTURE OF TRUST

by and between

PROVENA FOODS INC.,

a California corporation

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

Dated as of December 1, 2003

INDENTURE OF TRUST

THIS INDENTURE OF TRUST, made and entered into as of December 1, 2003 (this “Indenture”), between PROVENA FOODS INC., a California corporation (herein called the “Corporation”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, having a corporate trust office in the City of San Francisco, California, and being qualified to accept and administer the trusts hereby created (herein called the “Trustee”),

W I T N E S S E T H :

WHEREAS, Provena Foods Inc., a California corporation (the “Corporation”), is authorized by law, and deems it necessary and desirable, to enter into this Indenture for the purpose of providing for the issuance from time to time by the Corporation of its Variable/Fixed Rate Demand Bonds (the “Bonds”) in one or more series (each a “Series”), not limited as to number, in order to obtain financing or refinancing for its lawful and proper organizational purposes; and

WHEREAS, all acts and things necessary to constitute this Indenture a valid indenture and agreement according to its terms have been done and performed; the Corporation has duly authorized the execution and delivery of this Indenture; and the Corporation, in the exercise of the legal right and power vested in it, has executed this Indenture and proposes to make, execute, issue and deliver one or more Series of Bonds pursuant to supplements to this Indenture (each a “Series Supplement”); and

WHEREAS, at the time a Series of Bonds is issued by the Corporation, and authenticated and delivered by the Trustee, in accordance with the provisions of this Indenture and the Series Supplement creating such Series of Bonds, all acts and things necessary to authorize such Series of Bonds and to constitute the Bonds of such Series the valid, binding and legal obligations of the Corporation will have been done and performed; and

WHEREAS, the Corporation has determined that each Series of Bonds shall be issued in registered form without coupons, and that the forms of Bonds shall be substantially as set forth in Section 2.03 hereof, with such modifications, insertions, omissions and changes as are required or permitted by this Indenture or the Series Supplement establishing such Series of Bonds; and

WHEREAS, the Trustee has agreed to accept the trusts herein created upon the terms herein set forth;

NOW, THEREFORE, the Corporation, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on the Bonds, according to their tenor and effect, and to secure the performance and observance by the Corporation of all of the covenants and obligations expressed or implied herein and in the Bonds, does hereby irrevocably grant, alienate, bargain, sell, convey, transfer, assign and pledge unto the Trustee (to the extent of its legal capacity to hold the same for the purposes hereof), and the successors in trust and assigns of the Trustee, forever (all capitalized terms which follow being defined in Article I of this Indenture):

GRANTING CLAUSE FIRST

All right, title and interest of the Corporation in and to any funds, accounts or property, including all moneys and securities, from time to time held by the Trustee under the terms of this Indenture in the Series Accounts; and

GRANTING CLAUSE SECOND

Any and all property, rights and interests of every kind or description which, from time to time hereafter, are sold, transferred, conveyed, assigned, pledged, mortgaged or delivered to the Trustee as additional security hereunder (except amounts and Pledged Bonds held in the Custody Fund pursuant to Section 3.06 hereof);

provided, however, that the security described in the Granting Clauses hereof with respect to each Series of Bonds shall secure only that Series of Bonds and no other;

TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, irrevocably unto the Trustee and its successors in trust and assigns forever;

IN TRUST, NEVERTHELESS, upon the terms and trusts herein and in each Series Supplement set forth for the equal and ratable benefit, security and protection of all present and future owners of each Series of Bonds issued under and secured by this Indenture and the related Series Supplement, without privilege, priority or distinction as to lien or otherwise of any Bond of a Series over any other Bond of the same Series, except as expressly provided herein, and, subject to the prior interest of the owners of the Bonds of such Series (should such Series of Bonds constitute an Enhanced Series), for the benefit, security and protection of the related Series Credit Bank to the extent of amounts owed by the Corporation to the related Series Credit Bank under the related Series Reimbursement Agreement;

PROVIDED, HOWEVER, that if the Corporation, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds of a Series, and the interest and premium, if any, due or to become due thereon, at the times and in the manner mentioned in the Bonds of such Series according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article VI hereof, or shall provide, as permitted by Article VII hereof, for the payment thereof, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this Indenture and the related Series Supplement to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, and, should such Series of Bonds constitute an Enhanced Series, if the Trustee shall have paid all amounts payable to the related Series Credit Bank pursuant to Section 6.09 hereof and the related Series Letter of Credit shall have been returned to the related Series Credit Bank for cancellation pursuant to Section 4.10 hereof, then this Indenture and the related Series Supplement and the rights hereby and thereby granted shall cease and terminate with respect to such Series of Bonds; otherwise this Indenture and such Series Supplement shall remain in full force and effect with respect to such Series of Bonds.

THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered, and all said property, rights and interests, including, without limitation, the amounts hereby assigned, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and that the Corporation has agreed and covenanted, and hereby does agree and covenant, with the Trustee and the Owners, from time to time, of the Bonds and the Credit Banks as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01. Definitions. Each of the following terms shall have the meaning assigned to it in this Section 1.01 whenever it is used in this Indenture, unless the context in which it is used clearly requires otherwise:

“Accrual Date” shall mean, with respect to each Series of Bonds, (a) the Closing Date with respect to such Series of Bonds, if such Series of Bonds is issued in the Daily Rate Mode or the Floating Rate Mode; or (b) the dated date of such Series of Bonds as set forth in the related Series Supplement, if such Series of Bonds is issued in the Adjustable Rate Mode or the Fixed Rate Mode.

“Act of Bankruptcy” shall mean the dissolution or liquidation of the Corporation, or the filing of a voluntary petition in bankruptcy by the Corporation, or the consent to the filing of a bankruptcy petition against the Corporation, or the failure by the Corporation promptly to institute judicial proceedings to lift any execution, garnishment or attachment of such consequence as will materially impair its ability to carry on its operations, or the filing of a petition by or against the Corporation under the Federal Bankruptcy Code (11 USC 101, et seq.), or the adjudication of the Corporation as a bankrupt, or any assignment by the Corporation for the benefit of its creditors, or the application for, or consent to, the appointment of any receiver, trustee, custodian or similar officer by the Corporation, or the entry by the Corporation into an agreement of composition with its creditors, or the approval by a court of competent jurisdiction of a petition applicable to the Corporation in any proceeding for its reorganization instituted under the provisions of the Federal Bankruptcy Code, or under any similar act which may hereafter be enacted; provided, however, that no involuntary petition in bankruptcy, or appointment of a trustee, custodian or receiver, without the consent of the Corporation, shall constitute an Act of Bankruptcy until 60 days shall have elapsed from the date of filing thereof, during which time the Corporation has been unable to obtain the dismissal of the petition.

“Adjustable Rate” shall mean, with respect to each Series of Bonds, the interest rate per annum on the Bonds of such Series established in accordance with Section 2.02(d) hereof.

“Adjustable Rate Conversion Date” shall mean, with respect to each Series of Bonds, the Daily Rate Interest Payment Date or the Floating Rate Interest Payment Date on which the Bonds of such Series begin to bear interest at an Adjustable Rate in accordance with the terms hereof.

“Adjustable Rate Interest Payment Date” shall mean, with respect to each Series of Bonds, each January 1 and July 1, commencing with the January 1 or July 1 next succeeding an Adjustable Rate Conversion Date with respect to such Series of Bonds, and the maturity date of the Bonds of such Series (to the extent the conditions specified in Section 2.02(d) hereof are met and the Bonds of such Series are in the Adjustable Rate Mode at such time).

“Adjustable Rate Mode” shall mean, with respect to each Series of Bonds, the Mode in which the Bonds of such Series bear interest at an Adjustable Rate.

“Adjustable Rate Period” shall mean, with respect to each Series of Bonds, the period from (a) the Closing Date (if the Bonds of such Series are issued in the Adjustable Rate Mode), an Adjustable Rate Conversion Date or an Adjustable Rate Reset Date, as appropriate, with respect to such Series of Bonds; to (b) a subsequent Conversion Date or Adjustable Rate Reset Date, as appropriate, with respect to such Series of Bonds, but, subject to the provisions of Section 2.02(d) hereof, in any event a period of not less than six months in duration which ends on an Adjustable Rate Interest Payment Date.

“Adjustable Rate Reset Date” shall mean, with respect to each Series of Bonds, an Adjustable Rate Interest Payment Date subsequent to an Adjustable Rate Conversion Date with respect to such Series of Bonds on which the Bonds of such Series begin to bear interest at a new Adjustable Rate in accordance with the terms hereof.

“Alternate Series Credit Facility” shall mean, with respect to each Enhanced Series, any letter of credit, bank bond purchase agreement, revolving credit agreement, surety bond or insurance policy under which any person or entity (other than the Corporation or a related party) undertakes to make or provide funds to make payment of the principal or purchase price of, premium, if any, and interest on the Bonds of such Series, delivered to and received by the Trustee (a) replacing the then existing Series Letter of Credit; (b) dated as of a date prior to the expiration of the then existing Series Letter of Credit; (c) expiring on a date which is at least fifteen days after an Interest Payment Date; (d) issued on substantially identical terms and conditions as the then existing Series Letter of Credit, except that the Alternate Series Credit Facility may expire on a date which is later (but not earlier) than the expiration date of the then existing Series Letter of Credit, and except that the stated amount of the Alternate Series Credit Facility shall equal the sum of (i) the aggregate principal amount of the Bonds of such Series at the time Outstanding (plus, while the Bonds of such Series are in the Adjustable Rate Mode or the Fixed Rate Mode, the maximum optional redemption premium thereon); plus (ii) while the Bonds of such Series are in the Daily Rate Mode or the Floating Rate Mode, an amount equal to at least 45 days’ interest calculated at the Maximum Rate (or, while the Bonds of such Series are in the Adjustable Rate Mode or the Fixed Rate Mode, at least 200 days’ interest calculated at the applicable Adjustable Rate or Fixed Rate) (or such other number of days as may be required to obtain a rating on the Bonds of such Series) on all Bonds of such Series at the time Outstanding; (e) if the Bonds of such Series are then rated, accompanied by evidence from each Rating Agency then rating the Bonds, to the effect that the Rating Agency has reviewed the proposed Alternate Series Credit Facility and that the substitution of the proposed Alternate Series Credit Facility will not, by itself, result in a reduction of its long term rating on the Bonds below “A” if the Bonds are rated by Standard & Poor’s Corporation, or below “A2” if the Bonds are rated by Moody’s Investors Service, Inc. (provided that the foregoing restriction shall not apply with respect to any Alternate Series Credit Facility delivered on a Conversion Date or an Adjustable Rate Reset Date); and (f) accompanied by an opinion of Independent Counsel to the effect that the delivery thereof is authorized or permitted by the terms of this Indenture and the related Series Supplement. Whenever reference is made in this Indenture to actions occurring or to be taken under a Series Letter of Credit, such reference shall be deemed to include any Alternate Series Credit Facility, as appropriate. All references to “Alternate Series Credit Facility,” as applied to a specific Series of Bonds, shall be of no effect at any time such Series of Bonds constitutes an Unenhanced Series, except with respect to vested rights.

“Authorized Denomination” shall mean the denomination of $100,000 or any integral multiple of $5,000 in excess thereof.

“Beneficial Owner” or “beneficial owner” is defined in Section 2.11 of this Indenture.

“Bond” shall mean each Variable/Fixed Rate Demand Bond of the Corporation issued under, and at any time Outstanding pursuant to, this Indenture and a Series Supplement. If the Bonds of a Series are held in a book-entry-only system, any reference to the Bonds of such Series shall, if it is appropriate in the context in which the term is used, be a reference to the beneficial ownership interests in the Bonds of such Series.

“Bond Fund” shall mean the Fund by that name established by the Trustee pursuant to Section 6.02 of this Indenture.

“Bond Owner,” “Bondowner,” “Owner,” “owner,” “Bondholder,” “bondholder,” “holder” or “owner of the Bonds,” when used with respect to a Bond, shall mean the person or entity in whose name such Bond shall be registered.

“Bond Registrar” shall mean the Trustee.

“Business Day” or “business day” shall mean, with respect to each Series of Bonds, any day which is not (a) a Saturday, a Sunday or, in the City of New York, New York, or San Francisco (or, if different, in the city in which the principal corporate trust office of the Trustee, or, should such Series of Bonds constitute an Enhanced Series, the office of the related Series Credit Bank at which drawings under the related Series Letter of Credit are to be honored, is located), a day on which banking institutions are authorized or required by law or executive order to close; or (b) a day on which the New York Stock Exchange is closed.

“Closing Date” shall have the meaning, with respect to each Series of Bonds, ascribed to the term “Delivery Date” in the Offering Agreement.

“Completion Date” shall mean, with respect to each Series of Bonds, the date certified in accordance with Section 6.06 hereof.

“Conversion Date” shall mean, with respect to each Series of Bonds, a Daily Rate Conversion Date, an Adjustable Rate Conversion Date, a Floating Rate Conversion Date or a Fixed Rate Conversion Date, as appropriate.

“Corporation” shall mean Provena Foods Inc., a California corporation.

“Corporation Bond” shall mean a Bond purchased with moneys provided to the Tender Agent, or a beneficial interest in a Bond purchased with moneys provided to the Remarketing Agent, pursuant to Section 3.03(c) hereof.

“Corporation Representative” shall mean any officer or employee of the Corporation designated by the directors of the Corporation to act on behalf of the Corporation pursuant to a written instrument filed with the Trustee, the Remarketing Agent and the Credit Banks containing the specimen signature of such person. Such instrument may designate an alternate or alternates.

“Credit Banks” shall mean, collectively, the Series Credit Banks. All references to “Credit Banks,” as applied to a specific Series of Bonds, shall be of no effect at any time such Series of Bonds constitutes an Unenhanced Series, except with respect to vested rights.

“Custody Fund” shall mean the Fund by that name established by the Trustee or the Remarketing Agent, as appropriate, pursuant to Section 3.06 hereof.

“Daily Rate” shall mean, with respect to each Series of Bonds, the interest rate per annum on the Bonds of such Series established in accordance with Section 2.02(b) hereof.

“Daily Rate Conversion Date” shall mean, with respect to each Series of Bonds, the Adjustable Rate Interest Payment Date or the Floating Rate Interest Payment Date on which the Bonds of such Series begin to bear interest at a Daily Rate in accordance with the terms hereof.

“Daily Rate Interest Payment Date” shall mean, with respect to each Series of Bonds, the first Business Day of each month, commencing with the first Business Day of the month next succeeding a Daily Rate Conversion Date with respect to such Series of Bonds, and the maturity date of the Bonds of such Series (to the extent the Bonds of such Series are in the Daily Rate Mode at such time).

“Daily Rate Mode” shall mean, with respect to each Series of Bonds, the Mode in which the Bonds of such Series bear interest at a Daily Rate.

“Daily Rate Period” shall mean, with respect to each Series of Bonds, the period from the Closing Date (if the Bonds of such Series are issued in the Daily Rate Mode) or a Daily Rate Conversion Date, as appropriate, with respect to such Series of Bonds to the earlier of the following Conversion Date with respect to such Series of Bonds or the maturity date of the Bonds of such Series (to the extent the Bonds of such Series are in the Daily Rate Mode at such time).

“Disbursement Fund” shall mean the Fund by that name established by the Trustee pursuant to Section 6.05 of this Indenture.

“Enhanced Series” shall mean a Series of Bonds that the Corporation elects to secure with a Series Letter of Credit.

“Event of Default” shall mean, with respect to each Series of Bonds, any event specified in Section 8.01 of this Indenture relating to such Series of Bonds.

“Expiration of the Term of the Series Letter of Credit” shall mean, with respect to each Enhanced Series, the expiration of the then existing related Series Letter of Credit, including extensions thereof in effect with respect of the Bonds of such Enhanced Series, without provisions being made in accordance with Section 4.05(c) hereof for the delivery of an Alternate Series Credit Facility prior to any date upon which the Trustee is required hereunder to give notice of a redemption of Bonds of such Enhanced Series as a result of such expiration. For purposes of this definition, no “Expiration of the Term of the Series Letter of Credit” shall be deemed to occur with respect to an Enhanced Series, and no Bonds of such Enhanced Series shall be redeemed pursuant to Section 2.06(b) or Section 2.07(b) hereof, to the extent Section 4.05(e) hereof is complied with and no Initial Series Letter of Credit is to secure the Bonds of such Enhanced Series following the mandatory tender thereof on a Conversion Date or an Adjustable Rate Reset Date relating to such Enhanced Series.

“Fixed Rate” shall mean, with respect to each Series of Bonds, the interest rate per annum on the Bonds of such Series established in accordance with Section 2.02(e) hereof.

“Fixed Rate Conversion Date” shall mean, with respect to each Series of Bonds, the Daily Rate Interest Payment Date, the Floating Rate Interest Payment Date or the Adjustable Rate Interest Payment Date on which the Bonds of such Series begin to bear interest at the Fixed Rate in accordance with the terms hereof.

“Fixed Rate Interest Payment Date” shall mean, with respect to each Series of Bonds, each January 1 and July 1, commencing with the January 1 or July 1 next succeeding the Fixed Rate Conversion Date with respect to such Series of Bonds, and the maturity date of the Bonds of such Series (to the extent the Bonds of such Series are in the Fixed Rate Mode at such time).

“Fixed Rate Mode” shall mean, with respect to each Series of Bonds, the Mode in which the Bonds of such Series bear interest at the Fixed Rate.

“Fixed Rate Period” shall mean, with respect to each Series of Bonds, the period from the Fixed Rate Conversion Date with respect to such Series of Bonds to the maturity date of the Bonds of such Series.

“Floating Rate” shall mean, with respect to each Series of Bonds, the interest rate per annum on the Bonds of such Series established in accordance with Section 2.02(c) hereof.

“Floating Rate Conversion Date” shall mean, with respect to each Series of Bonds, the Daily Rate Interest Payment Date or the Adjustable Rate Interest Payment Date on which the Bonds of such Series begin to bear interest at a Floating Rate in accordance with the terms hereof.

“Floating Rate Interest Payment Date” shall mean, with respect to each Series of Bonds, (a) with respect to a Floating Rate Period commencing on the Closing Date with respect to such Series of Bonds, the first Business Day of each month, commencing with the first Business Day of the month next succeeding the Closing Date, and the maturity date of the Bonds of such Series (to the extent the Bonds of such Series are in the Floating Rate Mode at such time); and (b) with respect to each Floating Rate Period commencing after a Daily Rate Period or an Adjustable Rate Period with respect to such Series of Bonds, the first Business Day of each month, commencing with the first Business Day of the month next succeeding the Floating Rate Conversion Date with respect to such Series of Bonds, and the maturity date of the Bonds of such Series (to the extent the Bonds of such Series are in the Floating Rate Mode at such time).

“Floating Rate Mode” shall mean, with respect to each Series of Bonds, the Mode in which the Bonds of such Series bear interest at a Floating Rate.

“Floating Rate Period” shall mean, with respect to each Series of Bonds, the period from the Closing Date (if the Bonds of such Series are issued in the Floating Rate Mode) or a Floating Rate Conversion Date, as appropriate, with respect to such Series of Bonds to the earlier of the following Conversion Date with respect to such Series of Bonds or the maturity date of the Bonds of such Series (to the extent the Bonds of such Series are in the Floating Rate Mode at such time).

“Government Obligations” shall mean (a) direct obligations of, or obligations the timely payment of the principal of and interest on which are fully and unconditionally guaranteed by, the United States of America; and (b) obligations issued by any agency controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America.

“Indenture” shall mean this Indenture of Trust, as supplemented and amended from time to time in accordance with the provisions hereof.

“Independent Counsel” shall mean an attorney, selected by the Corporation and acceptable to the Trustee and the Remarketing Agent, who is duly admitted to the practice of law before the highest court of the state in which such attorney maintains an office, and who is not a full-time employee of the Corporation, the Trustee, any Credit Bank, the Tender Agent or the Remarketing Agent.

“Initial Series Letter of Credit” shall mean, with respect to a Series of Bonds, a letter of credit, bank bond purchase agreement, revolving credit agreement, surety bond or insurance policy (of a person or entity other than the Corporation or a related party) delivered by the Corporation to the Trustee (a) on the Closing Date, a Conversion Date, an Adjustable Rate Reset Date or a Substitution Date with respect to such Series of Bonds; or (b) at any other time in order to cause such Series of Bonds, if such constitutes an Unenhanced Series, to become an Enhanced Series upon compliance with the provisions of Section 4.05(b) hereof, against which letter of credit, bank bond purchase agreement, revolving credit agreement, surety bond or insurance policy the Trustee shall be entitled to draw, in accordance with the terms thereof, up to (i) an amount sufficient to pay (A) the aggregate principal amount of the Bonds of such Series; or (B) the purchase price or a portion of the purchase price equal to the aggregate principal amount of Bonds of such Series delivered for purchase pursuant to Article III of this Indenture; plus (ii) while the Bonds of such Series are in the Adjustable Rate Mode or the Fixed Rate Mode, the maximum optional redemption premium payable upon the Bonds of such Series; plus (iii) while the Bonds of such Series are in the Daily Rate Mode or the Floating Rate Mode, an amount equal to at least 45-days’ accrued interest on Bonds of such Series outstanding, calculated at the Maximum Rate (or, while such Bonds of such Series are in the Adjustable Rate Mode or the

Fixed Rate Mode, at least 200-days’ accrued interest calculated at the applicable Adjustable Rate or Fixed Rate).

“Interest Payment Date” shall mean a Daily Rate Interest Payment Date, an Adjustable Rate Interest Payment Date, a Floating Rate Interest Payment Date or a Fixed Rate Interest Payment Date, as appropriate.

“Interest Period” shall mean, with respect to each Series of Bonds, (a) while the Bonds of such Series are in the Daily Rate Mode, the period from and including each day which is a Business Day to but excluding the next succeeding day which is a Business Day; and (b) while the Bonds of such Series are in the Floating Rate Mode, the period from and including the Closing Date or a Floating Rate Conversion Date with respect to such Series of Bonds, as appropriate, through and including the following Wednesday, and, after the first Interest Period, the period from and including Thursday of each week through and including the following Wednesday, whether or not such days are Business Days.

“Letters of Credit” shall mean, collectively, all Series Letters of Credit issued by Series Credit Banks with respect to the Bonds. All references to “Letters of Credit,” as applied to a specific Series of Bonds, shall be of no effect at any time such Series of Bonds constitutes an Unenhanced Series, except with respect to vested rights.

“Maximum Rate” shall mean 10% per annum.

“Mode” shall mean the Daily Rate Mode, the Adjustable Rate Mode, the Floating Rate Mode or the Fixed Rate Mode, as appropriate.

“Offering Agent” shall mean RBC Dain Rauscher Inc., Los Angeles, California.

“Offering Agreement” shall mean the Offering and Remarketing Agreement, dated as of December 1, 2003, among the Corporation, the Offering Agent and the Remarketing Agent, including all amendments thereof and supplements thereto.

“Outstanding” or “outstanding,” at the time in question, shall mean all Bonds which have been executed and delivered by the Corporation and authenticated by the Trustee or the Tender Agent under this Indenture and all Series Supplements, except:

(a) Bonds theretofore cancelled by the Trustee or surrendered to the Trustee for cancellation;

(b) Bonds paid or deemed to be paid pursuant to Article VII hereof;

(c) Bonds in lieu of or in exchange for which other Bonds shall have been executed and delivered by the Corporation and authenticated by the Trustee or the Tender Agent pursuant to Section 2.10, 4.06(b), 4.15 or 4.16 hereof; and

(d) Undelivered Bonds.

“Pledged Bond” shall mean a Bond purchased with moneys provided to the Tender Agent, or a beneficial interest in a Bond purchased with moneys provided to the Remarketing Agent, pursuant to Section 3.03(b) hereof. All references to “Pledged Bond,” as applied to a specific Series of Bonds, shall be of no effect at any time such Series of Bonds constitutes an Unenhanced Series, except with respect to vested rights.

“Premium” or “premium,” when used with respect to a Bond, shall mean any amount in addition to the principal of and interest on such Bond that is required to be paid in the event of the exercise of an option or obligation to pay the principal of such Bond prior to maturity as permitted or required by this Indenture.

“Purchase Fund” shall mean the Fund by that name established by the Remarketing Agent or the Tender Agent, as appropriate, pursuant to Section 3.01 of this Indenture.

“Qualified Investments” shall mean (a) with respect to each Series of Bonds, Government Obligations; and (b) with respect to each Enhanced Series, any other investments approved in writing by the related Series Credit Bank.

“Rating Agencies” shall mean, with respect to each Series of Bonds, Standard & Poor’s Corporation, a Division of the McGraw Hill Companies, Inc. and/or Moody’s Investors Service, Inc., according to which of such rating agencies then rates such Series of Bonds; and provided that if neither of such rating agencies then rates such Series of Bonds, the term “Rating Agencies” shall refer to any national rating agency, if any, which provides such rating. Should Section 4.05(f) hereof be complied with respect to a Series of Bonds, all references to the “Rating Agencies” shall be of no effect with respect to any Daily Rate Period, Floating Rate Period, Adjustable Rate Period or Fixed Rate Period during which such Series of Bonds is not rated.

“Record Date” shall mean (a) with respect to any Daily Rate Interest Payment Date or Floating Rate Interest Payment Date, the close of business on the Business Day next preceding such Interest Payment Date; and (b) with respect to any Adjustable Rate Interest Payment Date or Fixed Rate Interest Payment Date, the close of business on the fifteenth day of the calendar month next preceding such Interest Payment Date.

“Registration Books” shall mean the registration records of the Corporation, maintained by the Trustee, as registrar for the Bonds.

“Remarketing Agent” shall mean the Remarketing Agent appointed in accordance with Section 9.11 hereof, and shall mean initially RBC Dain Rauscher Inc. “Principal Office” of the Remarketing Agent shall mean the office thereof designated in writing to the Trustee, the Credit Banks and the Corporation, and shall mean initially the office of the Remarketing Agent located at 100 Park Avenue, 30th Floor, New York, New York 10017, Attention: Trading and Underwriting Department.

“Representation Letter” shall mean, with respect to each Series of Bonds, the Letter of Representations, dated the Closing Date with respect to such Series of Bonds, among the Corporation, the Remarketing Agent, the Trustee and The Depository Trust Company, New

York, New York, substantially in the form attached to the related Series Supplement as Exhibit B, including all amendments thereof and supplements thereto.

“Series” shall mean each issue of Bonds created under this Indenture and a Series Supplement.

“Series Accounts” shall mean, with respect to each Series of Bonds, the Series Disbursement Account, the Series Letter of Credit Account and the Series Revenue Account.

“Series Credit Bank” shall mean, with respect to each Enhanced Series, the issuer of the related Initial Series Letter of Credit or, if an Alternate Series Credit Facility is issued with respect to such Enhanced Series, the issuer thereof. All references to “Series Credit Bank,” as applied to a specific Series of Bonds, shall be of no effect at any time such Series of Bonds constitutes an Unenhanced Series, except with respect to vested rights.

“Series Custody Account” shall mean, with respect to each Enhanced Series, the Custody Account established in the Custody Fund by the Trustee pursuant to Section 3.06 of this Indenture with respect to such Enhanced Series. All references to “Series Custody Account,” as applied to a specific Series of Bonds, shall be of no effect at any time such Series of Bonds constitutes an Unenhanced Series, except with respect to vested rights.

“Series Designation” shall mean the year and letter designating a particular Series of Bonds.

“Series Disbursement Account” shall mean, with respect to each Series of Bonds, the Disbursement Account established in the Disbursement Fund by the Trustee pursuant to Section 6.05 of this Indenture with respect to such Series of Bonds.

“Series Letter of Credit” shall mean, with respect to each Enhanced Series, each Initial Series Letter of Credit and, if an Alternate Series Credit Facility is issued with respect to such Enhanced Series, each Alternate Series Credit Facility. All references to “Series Letter of Credit,” as applied to a specific Series of Bonds, shall be of no effect at any time such Series of Bonds constitutes an Unenhanced Series, except with respect to vested rights.

“Series Letter of Credit Account” shall mean, with respect to each Enhanced Series, the Letter of Credit Account established in the Bond Fund by the Trustee pursuant to Section 6.02 of this Indenture with respect to such Enhanced Series. All references to “Series Letter of Credit Account,” as applied to a specific Series of Bonds, shall be of no effect at any time such Series of Bonds constitutes an Unenhanced Series, except with respect to vested rights.

“Series Purchase Account” shall mean, with respect to each Series of Bonds, the Purchase Account established in the Purchase Fund by the Remarketing Agent or the Tender Agent, as appropriate, pursuant to Section 3.01 of this Indenture with respect to such Series of Bonds.

“Series Reimbursement Agreement” shall mean, with respect to each Enhanced Series, the agreement pursuant to which such Series Letter of Credit is issued, including all amendments thereof and supplements thereto. All references to “Series Reimbursement Agreement,” as applied to a specific Series of Bonds, shall be of no effect at any time such Series of Bonds constitutes an Unenhanced Series, except with respect to vested rights.

“Series Revenue Account” shall mean, with respect to each Series of Bonds, the Revenue Account established in the Bond Fund by the Trustee pursuant to Section 6.02 of this Indenture with respect to such Series of Bonds.

“Series Supplement” shall mean, with respect to each Series of Bonds, the indenture supplemental to, and authorized and executed pursuant to the terms of, this Indenture for the purpose of creating such Series of Bonds hereunder.

“Substitution Date” shall mean, with respect to each Enhanced Series, the date an Alternate Credit Series Facility is delivered to the Trustee pursuant to Section 4.05(c) of this Indenture.

“Tender Agent” shall mean the Tender Agent, if any (or any successor to its interests), appointed in accordance with Section 9.10 hereof. “Principal Office” of the Tender Agent shall mean the office thereof designated by the Tender Agent in writing to the Trustee, the Credit Banks, the Remarketing Agent and the Corporation.

“Trustee” shall mean U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee under this Indenture, or any successor trustee or co-trustee serving as such under this Indenture. All references in this Indenture to the “principal corporate trust office” of the Trustee shall mean the office of the Trustee located at the address set forth in Section 12.04 hereof.

“Trust Estate” shall mean, with respect to each Series of Bonds, the property conveyed to the Trustee pursuant to the Granting Clauses of this Indenture to secure such Series of Bonds.

“Undelivered Bonds” shall have the meaning ascribed to such term in the forms of Bonds set forth in Section 2.03 hereof.

“Unenhanced Series” shall mean a Series of Bonds that the Corporation elects not to secure with a Series Letter of Credit.

Section 1.02. Article and Section Headings. The headings or titles of the several Articles and Sections of this Indenture, and the Table of Contents appended hereto, are solely for convenience of reference and shall not affect the meaning or construction of the provisions hereof.

Section 1.03. Interpretation. The singular form of any word used herein shall include the plural, and vice versa, if applicable. The use of a word of any gender shall include all genders, if applicable. This Indenture and all of the terms and provisions hereof shall be construed so as to effectuate the purposes contemplated hereby and to sustain the validity hereof. All references to any person or entity defined in Section 1.01 shall be deemed to include any person or entity succeeding to the rights, duties and obligations of such person or entity. For purposes of this Indenture the phrase “containing a constant number of Adjustable Rate Interest Payment Dates” shall be interpreted to mean “containing the same number of Adjustable Rate

Interest Payment Dates.” The appending to any defined term hereunder of the phrase “[Series Designation]” shall mean and refer to the substance of such defined term as it relates to a particular Series of Bonds and no other.

ARTICLE II

AUTHORIZATION AND ISSUANCE OF BONDS

Section 2.01. Series and Amount of Bonds. The number of Series of Bonds that may be created under this Indenture is not limited, except as may be set forth in a Series Supplement. The aggregate principal amount of Bonds of each Series that may be issued, authenticated and delivered under this Indenture is not limited, except as may be set forth in the related Series Supplement. Bonds issuable under this Indenture shall be issued in such Series as may from time to time be created by Series Supplements permitted by this Indenture. Each Series of Bonds may be issued, as set forth in the related Series Supplement, as either an Enhanced Series or an Unenhanced Series; any Enhanced Series may be converted by the Corporation to an Unenhanced Series upon compliance with the provisions of Section 4.05(e) hereof; and any Unenhanced Series may be converted by the Corporation to an Enhanced Series upon compliance with the provisions of Section 4.05(b) hereof. Each Series of Bonds shall bear a Series Designation so as to differentiate the Bonds of such Series from the Bonds of all other Series. Each Series of Bonds is hereby authorized to be designated “Provena Foods Inc. Variable/Fixed Rate Demand Bonds, Series [Series Designation].” The Bonds of each Series shall be issued for such lawful and proper purposes of the Corporation as are recited in the related Series Supplement. No Bonds may be issued pursuant to this Indenture in addition to those authorized by this Section, except Bonds issued upon transfer or exchange pursuant to Section 4.06 hereof, temporary Bonds issued pursuant to Section 4.15 hereof, replacement Bonds issued pursuant to Section 4.16 hereof, Bonds issued pursuant to Section 2.10 hereof, and Bonds issued in exchange for Undelivered Bonds. Each Series Letter of Credit shall secure the related Series of Bonds and no other, unless approved in writing by the related Rating Agency, if any.

Section 2.02. Issuance of Bonds; Terms of Bonds.

(a) General Provisions. The Bonds of each Series (i) shall be dated as provided in paragraph (k) of this Section; (ii) shall be in the aggregate principal amount authorized under the related Series Supplement; (iii) shall bear interest as set forth in paragraphs (b) through (e) of this Section, until paid, at the rates therein provided (computed, while the Bonds of a Series are in the Daily Rate Mode, on the basis of a 365- or 366-day year, for the actual number of days elapsed; while the Bonds of a Series are in the Floating Rate Mode, on the basis of a 360–day year, for the actual number of days elapsed, and, while the Bonds of a Series are in the Adjustable Rate Mode or the Fixed Rate Mode, on the basis of a 360-day year, composed of twelve 30-day months), payable on each Interest Payment Date; (iv) shall be issued in the Mode set forth in the related Series Supplement, and shall all be in the same Mode at the same time; (v) shall mature as set forth in the related Series Supplement; and (vi) shall initially constitute an Enhanced Series or an Unenhanced Series as set forth in the related Series Supplement.

(b) Daily Rate Provisions. Bonds of a Series shall bear interest at a Daily Rate from the Accrual Date (if the Bonds of such Series are issued in the Daily Rate Mode) or a subsequent Daily Rate Conversion Date relating to such Series of Bonds to the earlier of their redemption, the following Conversion Date relating to such Series of Bonds or their maturity date. The Daily Rate for the initial Interest Period of a Daily Rate Period relating to a Series of Bonds shall be established by the Remarketing Agent on or prior to the first day of the Daily Rate Period, in its sole judgment having due regard for prevailing financial market conditions, at the lowest rate of interest which will permit the Bonds of such Series to be remarketed at par plus accrued interest, if any, on the first day of the Daily Rate Period. The Daily Rate for each succeeding Interest Period during a Daily Rate Period relating to a Series of Bonds shall be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent having due regard for prevailing financial market conditions, permit the Bonds of such Series to be remarketed at par plus accrued interest, if any, on the first day of such Interest Period. Notwithstanding the foregoing, the Daily Rate so established shall not be more than the Maximum Rate. In the event no Daily Rate is determined by the Remarketing Agent for an Interest Period during a Daily Rate Period relating to a Series of Bonds, the Daily Rate for such Series of Bonds for such Interest Period shall be the Daily Rate for such Series of Bonds in effect for the immediately preceding Interest Period during such Daily Rate Period. Each determination of the Daily Rate for a Series of Bonds by the Remarketing Agent shall be conclusive and binding upon the Corporation, the Trustee, the related Series Credit Bank, the Tender Agent and the registered owners of the Bonds of such Series.

By 11:00 a.m., New York Time, on the first day of each Interest Period during a Daily Rate Period relating to a Series of Bonds, the Remarketing Agent shall determine the Daily Rate applicable to such Series of Bonds for such Interest Period. On the Business Day preceding each Daily Rate Interest Payment Date relating to a Series of Bonds the Remarketing Agent shall furnish to the Trustee by facsimile transmission, and the Trustee shall furnish to the Corporation, the related Series Credit Bank and the Tender Agent, the Daily Rates applicable to the Bonds of such Series for each Interest Period from and including the later of the Accrual Date (if the Bonds of such Series were issued in the Daily Rate Mode), the Daily Rate Conversion Date relating to such Series of Bonds or the immediately preceding Daily Rate Interest Payment Date with respect to such Series of Bonds through and including the date of transmission. Should any Bondholder or Beneficial Owner with respect to a Series of Bonds request in writing the Daily Rate applicable to the Bonds of such Series for any particular Interest Period during a Daily Rate Period with respect to such Series of Bonds, the Trustee (if the Bonds of such Series are not held in a book-entry-only system) or the Remarketing Agent (if the Bonds of such Series are held in a book-entry-only system) shall furnish notice (by facsimile transmission) of the Daily Rate for such Series of Bonds for such Interest Period to such requesting Bondholder or Beneficial Owner, respectively.

(c) Floating Rate Provisions. Bonds of a Series shall bear interest at a Floating Rate from the Accrual Date (if the Bonds of such Series are issued in the Floating Rate Mode) or a subsequent Floating Rate Conversion Date relating to such Series of Bonds to the earlier of their redemption, the following Conversion Date relating to such Series of Bonds or their maturity date. The Floating Rate for the initial Interest Period of a Floating Rate Period relating to a Series of Bonds shall be established by the Remarketing Agent on or prior to the first day of the Floating Rate Period, in its sole judgment having due regard for prevailing financial market conditions, at the lowest rate which will permit the Bonds of such Series to be sold at par plus accrued interest, if any, on the first day of the Floating Rate Period. The Floating Rate for each succeeding Interest Period during a Floating Rate Period relating to a Series of Bonds shall be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent having due regard for prevailing financial market conditions, permit the Bonds of such Series to be remarketed at par plus accrued interest, if any, on the first day of such Interest Period. Notwithstanding the foregoing, the Floating Rate so established shall not be more than the Maximum Rate. In the event no Floating Rate is determined by the Remarketing Agent for an Interest Period during a Floating Rate Period relating to a Series of Bonds, the Floating Rate for such Series of Bonds for such Interest Period shall be the Floating Rate for such Series of Bonds in effect for the immediately preceding Interest Period during such Floating Rate Period. Each determination of the Floating Rate for a Series of Bonds by the Remarketing Agent shall be conclusive and binding upon the Corporation, the Trustee, the related Series Credit Bank, the Tender Agent and the registered owners of the Bonds of such Series.

On Wednesday (unless Wednesday is not a Business Day, then Tuesday; unless Tuesday and Wednesday are not Business Days, then Thursday, whether or not a Business Day) of each calendar week during a Floating Rate Period relating to a Series of Bonds, with respect to each Interest Period after the initial Interest Period of a Floating Rate Period relating to such Series of Bonds, the Remarketing Agent shall determine and furnish by 12:00 noon, New York Time, to the Trustee by facsimile transmission, and the Trustee shall furnish to the Corporation, the related Series Credit Bank and the Tender Agent, the Floating Rate applicable to such Series of Bonds for the following or (in the case of determinations made on Thursday) current Interest Period. Should any Bondholder or Beneficial Owner with respect to a Series of Bonds request in writing the Floating Rate applicable to the Bonds of such Series for any particular Interest Period during a Floating Rate Period with respect to such Series of Bonds, the Trustee (if the Bonds of such Series are not held in a book-entry-only system) or the Remarketing Agent (if the Bonds of such Series are held in a book-entry-only system) shall furnish notice (by first-class mail, postage prepaid) of the Floating Rate for such Series of Bonds for such Interest Period to such requesting Bondholder or Beneficial Owner, respectively.

(d) Adjustable Rate Provisions. Bonds of a Series shall bear interest at an Adjustable Rate from the Accrual Date (if the Bonds of such Series are issued in the Adjustable Rate Mode), a subsequent Adjustable Rate Conversion Date relating to such Series of Bonds or a subsequent Adjustable Rate Reset Date relating to such Series of Bonds, as appropriate, to the earlier of their redemption, the following Conversion Date relating to such Series of Bonds, the following Adjustable Rate Reset Date relating to such Series of Bonds or their maturity date (unless and until the Corporation elects and effects a conversion of the Bonds of such Series from the Adjustable Rate Mode to another Mode, or a change in the duration of the Adjustable Rate Period relating to such Series of Bonds, once in the Adjustable Rate Mode, the Bonds of such Series shall automatically continue in the Adjustable Rate Mode with Adjustable Rate Periods containing a constant number of Adjustable Rate Interest Payment Dates; provided that if the period of time between the applicable Adjustable Rate Reset Date relating to such Series of Bonds and the maturity date of the Bonds of such Series contains fewer Adjustable Rate Interest Payment Dates than the immediately preceding Adjustable Rate Period relating to such Series of Bonds, the new Adjustable Rate Period relating to such Series of Bonds shall end on the maturity date of the Bonds of such Series). The Adjustable Rate for a Series of Bonds shall be established by the Remarketing Agent (and agreed to by the Corporation) no later than 12:00 noon, New York Time, on (i) the Business Day next preceding the Closing Date (if the Bonds of such Series are issued in the Adjustable Rate Mode); or (ii) the fifteenth day prior to the first day of each Adjustable Rate Period relating to such Series of Bonds (with respect to each Adjustable Rate Period commencing after the Closing Date) in its sole judgment having due regard for prevailing financial market conditions at the lowest rate which will permit the Bonds of such Series to be sold at par plus accrued interest, if any, on the first day of such Adjustable Rate Period. Notwithstanding the foregoing, the Adjustable Rate so established shall not be more than the Maximum Rate. On the date that the Adjustable Rate for a Series of Bonds is so established, the Remarketing Agent shall furnish to the Trustee by facsimile transmission, and the Trustee shall furnish to the Corporation, the related Series Credit Bank and the Tender Agent, the Adjustable Rate to be borne by the Bonds of such Series for the following Adjustable Rate Period relating to such Series of Bonds. In the event no Adjustable Rate is determined by the Remarketing Agent (and agreed to by the Corporation) for a Series of Bonds for an Adjustable Rate Period relating to such Series of Bonds the duration of which has been automatically established as provided above, the Adjustable Rate for such Series of Bonds for such Adjustable Rate Period shall be the Adjustable Rate for such Series of Bonds in effect for the immediately preceding Adjustable Rate Period relating to such Series of Bonds. Each determination of an Adjustable Rate for a Series of Bonds by the Remarketing Agent shall be conclusive and binding upon the Corporation, the Trustee, the related Series Credit Bank, the Tender Agent and the registered owners of the Bonds of such Series.

(e) Fixed Rate Provisions. Bonds of a Series shall bear interest at the Fixed Rate from the Accrual Date (if the Bonds of such Series are issued in the Fixed Rate Mode) or a subsequent Fixed Rate Conversion Date relating to such Series of Bonds, as appropriate, to the earlier of their redemption or their maturity date. The Fixed Rate for a Series of Bonds shall be established by the Remarketing Agent (and agreed to by the Corporation) no later than 12:00 noon, New York Time, on (i) the Business Day next preceding the Closing Date (if the Bonds of such Series are issued in the Fixed Rate Mode); or (ii) the fifteenth day prior to the Fixed Rate Conversion Date (with respect to a Fixed Rate Period commencing after the Closing Date) in its sole judgment having due regard for prevailing financial market conditions at the lowest rate which will permit the Bonds of such Series to be sold at par plus accrued interest, if any, on the first day of the Fixed Rate Period. Notwithstanding the foregoing, the Fixed Rate so established shall not be more than the Maximum Rate. On the date that the Fixed Rate for a Series of Bonds is so established, the Remarketing Agent shall furnish to the Trustee by facsimile transmission, and the Trustee shall furnish to the Corporation, the related Series Credit Bank and the Tender Agent, the Fixed Rate to be borne by the Bonds of such Series for the Fixed Rate Period relating to such Series of Bonds. The determination of the Fixed Rate for a Series of Bonds by the Remarketing Agent shall be conclusive and binding upon the Corporation, the Trustee, the related Series Credit Bank, the Tender Agent and the registered owners of the Bonds of such Series.

(f) Conversion Options. Bonds of a Series may be converted independently of Bonds of any other Series.

(i) To Daily Rate Mode. The interest rate on the Bonds of a Series shall be converted from the Adjustable Rate Mode or the Floating Rate Mode to the Daily Rate Mode if the Corporation shall notify in writing the Trustee, the Tender Agent, the related Series Credit Bank and the Remarketing Agent of its irrevocable election to effect such a conversion, specifying in the notice the Adjustable Rate Interest Payment Date (which shall be the last Adjustable Rate Interest Payment Date of the then current Adjustable Rate Period relating to such Series of Bonds if the conversion is from the Adjustable Rate Mode to the Daily Rate Mode) or the Floating Rate Interest Payment Date (if the conversion is from the Floating Rate Mode to the Daily Rate Mode) on which the Daily Rate Period relating to such Series of Bonds is to commence, and delivering with such notice an opinion of Independent Counsel (which opinion shall be confirmed on the Daily Rate Conversion Date relating to such Series of Bonds) stating that such conversion to the Daily Rate Mode is authorized or permitted by this Indenture. The Daily Rate Conversion Date relating to a Series of Bonds shall be the Adjustable Rate Interest Payment Date or the Floating Rate Interest Payment Date relating to such Series of Bonds, as appropriate, specified by the Corporation, but, in any event, not less than 45 days succeeding receipt by the Trustee, the Tender Agent, the related Series Credit Bank and the Remarketing Agent of such notice of the Corporation’s election to effect such conversion. The Bonds of a Series shall be subject to mandatory tender and purchase on the Daily Rate Conversion Date relating to such Series of Bonds. In the event any condition precedent to conversion of a Series of Bonds to the Daily Rate Mode is not fulfilled (including, but not limited to, the establishment of a Daily Rate by the Remarketing Agent for the initial Interest Period of the Daily Rate Period relating to such Series of Bonds), after the mandatory tender date the Bonds of such Series shall continue in their then current Mode, for the same period (in the case where the then current Mode is the Adjustable Rate Mode, and subject to Section 2.02(d) hereof) and bear the same interest rate as was last borne by the Bonds of such Series in such Mode; in the event Bonds of such Series are not remarketed on the mandatory tender date and become Pledged Bonds or Corporation Bonds, the Remarketing Agent shall be entitled, in accordance with Section 3.07 hereof, thereafter to reset the Daily Rate, the Floating Rate or the Adjustable Rate relating to such Series of Bonds, as appropriate (under the conditions and subject to the limitations provided above), to such higher rate as is necessary to remarket the Pledged Bonds or Corporation Bonds at par plus accrued interest, if any.

(ii) To Floating Rate Mode. The interest rate on the Bonds of a Series shall be converted from the Daily Rate Mode or the Adjustable Rate Mode to the

Floating Rate Mode if the Corporation shall notify in writing the Trustee, the Tender Agent, the related Series Credit Bank and the Remarketing Agent of its irrevocable election to effect such a conversion, specifying in the notice the Daily Rate Interest Payment Date (if the conversion is from the Daily Rate Mode to the Floating Rate Mode) or the Adjustable Rate Interest Payment Date (which shall be the last Adjustable Rate Interest Payment Date of the then current Adjustable Rate Period relating to such Series of Bonds if the conversion is from the Adjustable Rate Mode to the Floating Rate Mode) on which the Floating Rate Period relating to such Series of Bonds is to commence, and delivering with such notice an opinion of Independent Counsel (which opinion shall be confirmed on the Floating Rate Conversion Date relating to such Series of Bonds) stating that such conversion to the Floating Rate Mode is authorized or permitted by this Indenture. The Floating Rate Conversion Date relating to a Series of Bonds shall be the Daily Rate Interest Payment Date or the Adjustable Rate Interest Payment Date relating to such Series of Bonds, as appropriate, specified by the Corporation, but, in any event, not less than 45 days succeeding receipt by the Trustee, the Tender Agent, the related Series Credit Bank and the Remarketing Agent of such notice of the Corporation’s election to effect such conversion. The Bonds of a Series shall be subject to mandatory tender and purchase on the Floating Rate Conversion Date relating to such Series of Bonds. In the event any condition precedent to conversion of a Series of Bonds to the Floating Rate Mode is not fulfilled (including, but not limited to, the establishment of a Floating Rate by the Remarketing Agent for the initial Interest Period of the Floating Rate Period relating to such Series of Bonds), after the mandatory tender date the Bonds of such Series shall continue in their then current Mode, for the same period (in the case where the then current Mode is the Adjustable Rate Mode, and subject to Section 2.02(d) hereof) and bear the same interest rate as was last borne by the Bonds of such Series in such Mode; in the event Bonds of such Series are not remarketed on the mandatory tender date and become Pledged Bonds or Corporation Bonds, the Remarketing Agent shall be entitled, in accordance with Section 3.07 hereof, thereafter to reset the Daily Rate, the Floating Rate or the Adjustable Rate relating to such Series of Bonds, as appropriate (under the conditions and subject to the limitations provided above), to such higher rate as is necessary to remarket the Pledged Bonds or Corporation Bonds at par plus accrued interest, if any.

(iii) To Adjustable Rate Mode or New Adjustable Rate Period. The interest rate on the Bonds of a Series shall be converted from the Daily Rate Mode or the Floating Rate Mode to the Adjustable Rate Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration, if the Corporation shall notify in writing the Trustee, the Tender Agent, the related Series Credit Bank and the Remarketing Agent of its irrevocable election to effect such a conversion, specifying in the notice the Daily Rate Interest Payment Date (if the conversion is from the Daily Rate Mode to the Adjustable Rate Mode), the Floating Rate Interest Payment Date (if the conversion is from the Floating Rate Mode to the Adjustable Rate Mode) or the Adjustable Rate Interest Payment Date (which shall be the last Adjustable Rate

Interest Payment Date of the then current Adjustable Rate Period relating to such Series of Bonds if the conversion is from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration) on which the Adjustable Rate Period relating to such Series of Bonds is to commence and the Adjustable Rate Interest Payment Date on which the Adjustable Rate Period relating to such Series of Bonds is to terminate, and delivering with such notice an opinion of Independent Counsel (which opinion shall be confirmed on the Adjustable Rate Conversion Date or Adjustable Rate Reset Date relating to such Series of Bonds, as appropriate) stating that such conversion to the Adjustable Rate Mode or a new Adjustable Rate Period is authorized or permitted by this Indenture. The Adjustable Rate Conversion Date or Adjustable Rate Reset Date relating to a Series of Bonds, as appropriate, shall be the Daily Rate Interest Payment Date, the Floating Rate Interest Payment Date or the Adjustable Rate Interest Payment Date relating to such Series of Bonds, as appropriate, specified by the Corporation, but, in any event, not less than 45 days succeeding receipt by the Trustee, the Tender Agent, the related Series Credit Bank and the Remarketing Agent of such notice of the Corporation’s election to effect such conversion. The Bonds of a Series shall be subject to mandatory tender and purchase on the Adjustable Rate Conversion Date or Adjustable Rate Reset Date relating to such Series of Bonds, as appropriate. In the event any condition precedent to conversion of a Series of Bonds to the Adjustable Rate Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration, is not fulfilled (including, but not limited to, the establishment of an Adjustable Rate by the Remarketing Agent for the Adjustable Rate Period relating to such Series of Bonds), after the mandatory tender date the Bonds of such Series shall continue in their then current Mode, for the same period (in the case where the then current Mode is the Adjustable Rate Mode, and subject to Section 2.02(d) hereof) and bear the same interest rate as was last borne by the Bonds of such Series in such Mode; in the event Bonds of such Series are not remarketed on the mandatory tender date and become Pledged Bonds or Corporation Bonds, the Remarketing Agent shall be entitled, in accordance with Section 3.07 hereof, to reset the Daily Rate, the Floating Rate or the Adjustable Rate relating to such Series of Bonds, as appropriate (under the conditions and subject to the limitations provided above), to such higher rate as is necessary to remarket the Pledged Bonds or Corporation Bonds at par plus accrued interest, if any.

(iv) To Fixed Rate Mode. The interest rate on the Bonds of a Series shall be converted from the Daily Rate Mode, the Floating Rate Mode or the Adjustable Rate Mode to the Fixed Rate Mode if the Corporation shall notify in writing the Trustee, the Tender Agent, the related Series Credit Bank and the Remarketing Agent of its irrevocable election to effect such a conversion, specifying in the notice the Daily Rate Interest Payment Date (if the conversion is from the Daily Rate Mode to the Fixed Rate Mode), the Floating Rate Interest Payment Date (if the conversion is from the Floating Rate Mode to the Fixed Rate Mode) or the Adjustable Rate Interest Payment Date (which shall be the last Adjustable Rate Interest Payment Date of the then current Adjustable Rate Period relating to such Series of Bonds if the conversion is from the Adjustable Rate Mode to the Fixed Rate Mode) on which the Fixed Rate Period relating to such Series of Bonds is to commence, and delivering with such notice an opinion of Independent Counsel (which opinion shall be confirmed on the Fixed Rate Conversion Date relating to such Series of Bonds) stating that such conversion to the Fixed Rate Mode is authorized or permitted by this Indenture. The Fixed Rate Conversion Date relating to a Series of Bonds shall be the Daily Rate Interest Payment Date, the Floating Rate Interest Payment Date or the Adjustable Rate Interest Payment Date relating to such Series of Bonds, as appropriate, specified by the Corporation, but, in any event, not less than 45 days succeeding receipt by the Trustee, the Tender Agent, the related Series Credit Bank and the Remarketing Agent of such notice of the Corporation’s election to effect such conversion. The Bonds of a Series shall be subject to mandatory tender and purchase on the Fixed Rate Conversion Date relating to such Series of Bonds. In the event any condition precedent to conversion of a Series of Bonds to the Fixed Rate Mode is not fulfilled (including, but not limited to, the establishment of the Fixed Rate for the Fixed Rate Period relating to such Series of Bonds), after the mandatory tender date the Bonds of such Series shall continue in their then current Mode, for the same period (in the case where the then current Mode is the Adjustable Rate Mode, and subject to Section 2.02(d) hereof) and bear the same interest rate as was last borne by the Bonds of such Series in such Mode; in the event Bonds of such Series are not remarketed on the mandatory tender date and become Pledged Bonds or Corporation Bonds, the Remarketing Agent shall be entitled, in accordance with Section 3.07 hereof, to reset the Daily Rate, the Floating Rate, the Adjustable Rate or the Fixed Rate relating to such Series of Bonds, as appropriate (under the conditions and subject to the limitations provided above), to such higher rate as is necessary to remarket the Pledged Bonds or Corporation Bonds at par plus accrued interest, if any.

(v) Conversion Notice. At least 30 days prior to each Conversion Date or Adjustable Rate Reset Date relating to a Series of Bonds, as appropriate, the Trustee shall give to each registered owner of Bonds of such Series notice by certified mail stating: (A) the Conversion Date, Adjustable Rate Reset Date or the Substitution Date relating to such Series of Bonds, as appropriate; and (B) that on the Conversion Date, Adjustable Rate Reset Date or the Substitution Date relating to such Series of Bonds, as appropriate, the Bonds of such Series are subject to mandatory tender and purchase (or, if the Bonds of such Series are held in a book-entry-only system, that the beneficial interests in the Bonds of such Series are subject to mandatory purchase). In addition, if a book-entry-only system is not in effect with respect to the Bonds of such Series, the notice shall further state: (1) that all registered owners of Bonds of such Series who have not tendered their Bonds for purchase on the mandatory tender date will be deemed to have tendered their Bonds for purchase on such date; and (2) that any Undelivered Bonds of such Series, for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent on or prior to the mandatory tender date an amount of money sufficient to pay the purchase price of such Undelivered Bonds on the mandatory tender date, shall be deemed to have been so purchased at the price of par plus accrued interest as of such date, and such Undelivered Bonds shall no longer be considered to be outstanding for purposes of this Indenture and shall no longer be entitled to the benefits of this Indenture, except for the payment of the purchase price thereof (and no interest shall accrue thereon subsequent to the mandatory tender date).

(vi) No Conversion After Certain Events. The Bonds of a Series shall not be converted from one Mode to another Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration, if an Event of Default relating to such Series of Bonds shall have occurred and be continuing hereunder.

(g) Redemption Provisions. The Bonds of each Series are subject to redemption prior to maturity as set forth in Sections 2.06 and 2.07 hereof.

(h) Tender Rights/Obligations. While in the Daily Rate Mode or the Floating Rate Mode, Bonds may be tendered for purchase as set forth in the forms of Bonds contained in Section 2.03 hereof. The Bonds of a Series are subject to mandatory tender for purchase on each Conversion Date and Adjustable Rate Reset Date relating to such Series of Bonds by the registered owners of such Bonds as set forth in the forms of Bonds contained in Section 2.03 hereof.

(i) Form; Numbering. The Bonds are issuable in the form of registered Bonds without coupons in any Authorized Denomination. The Bonds of each Series shall be numbered from one upwards, provided that the number assigned to each definitive Bond of a Series shall be prefixed by the letter “R.” Temporary Bonds of a Series shall be prefixed by the letters “TR.” On each Closing Date for a Series of Bonds, upon compliance with the conditions precedent set forth in Section 2.05 of this Indenture, the Trustee shall cause to be delivered to the registered owners of the Bonds of such Series fully executed and authenticated Bonds in the form applicable to Enhanced Series or Unenhanced Series, as appropriate. Should any Series of Bonds be converted from an Unenhanced Series to an Enhanced Series on other than a Conversion Date or an Adjustable Rate Reset Date, in accordance with the provisions of Section 4.05(b) of this Indenture, upon written notice from the Trustee of such conversion, the registered owners of the Bonds of such Series shall surrender their Bonds to the Trustee, and the Trustee shall exchange fully executed and authenticated Bonds in the form applicable to an Enhanced Series for the Bonds so surrendered.

(j) Payment Terms. Principal of, and premium, if any, on, the Bonds of a Series shall be payable by the Trustee to the registered owners of the Bonds of such Series upon presentation and surrender of the Bonds of such Series as the same become due at the principal corporate trust office of the Trustee. Interest on the Bonds of a Series shall be paid by the Trustee by check or draft drawn upon the Trustee and mailed by first-class mail on the respective Interest Payment Dates to the registered owners of the Bonds of such Series at their addresses shown on the Registration Books of the Trustee as of the close of business on the Record Date with respect to such Interest Payment Date, or to such other addresses as are furnished to the Trustee (in form satisfactory to the

Trustee) by the registered owners of the Bonds of such Series prior to such Record Date; provided that payment of interest may be made by the Trustee by wire transfer to the Owner of $1,000,000 or more in aggregate principal amount of the Bonds of such Series upon such Owner providing the Trustee with written wire transfer instructions before the applicable Record Date. Such interest shall be paid notwithstanding the cancellation of any Bonds upon any exchange or registration of transfer thereof subsequent to the Record Date and prior to such Interest Payment Date, except that, if and to the extent there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Bondholders in whose names such Bonds (or any Bond or Bonds issued upon registration of transfer or exchange thereof) are registered at the close of business on the Business Day next preceding the date of payment of such defaulted interest. Payment of principal or purchase price of, premium, if any, and interest on the Bonds shall be made in such lawful money of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts.

(k) Dating. The Bonds of each Series shall be dated and initially bear interest from the related Accrual Date, and thereafter shall bear interest from the Interest Payment Date next preceding the date of authentication, unless (i) authenticated prior to the first Interest Payment Date, in which event such Bonds shall bear interest from the related Accrual Date; (ii) authenticated on an Interest Payment Date, in which event such Bonds shall bear interest from the date of authentication; or (iii) authenticated after a Record Date and before the following Interest Payment Date, in which event such Bonds shall bear interest from the following Interest Payment Date.

If, as shown by the records of the Trustee, interest on the Bonds of a Series is in default, Bonds of such Series issued in exchange for Bonds of such Series surrendered for registration of transfer or exchange shall bear interest from the date to which interest has been paid in full on the Bonds of such Series, or, if no interest has been paid on the Bonds of such Series, from the related Accrual Date.

Section 2.03. Forms of Bonds. The Bonds, the certificates of authentication, the provision for registration and the forms of assignment shall be in substantially the forms hereinafter set forth, with such appropriate variations, omissions, substitutions and insertions as are permitted or required hereby (including specifically, and without limitation, pursuant to the provisions of Article X hereof), and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may be required to comply with any applicable laws or rules or regulations, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds. In the preparation of definitive forms of Bonds relative to the periods before and after a Conversion Date, pertinent provisions of the forms of Bonds may be omitted, as appropriate.

FORM OF BOND (ENHANCED SERIES)

[FACE OF BOND (ENHANCED SERIES)]

UNITED STATES OF AMERICA

No. R- ________	$ ________________

PROVENA FOODS INC.

VARIABLE/FIXED RATE DEMAND BOND,

SERIES [SERIES DESIGNATION]

Dated Date	Maturity Date	Initial Mode	CUSIP No.
______________	______________	______________	______________

REGISTERED OWNER: _________________________________________________________________________________

PRINCIPAL AMOUNT: ______________________________________________________________________ DOLLARS

THIS SERIES [SERIES DESIGNATION] BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIMES AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES AS DESCRIBED HEREIN.

WHILE IN THE DAILY RATE MODE OR THE FLOATING RATE MODE, THIS SERIES [SERIES DESIGNATION] BOND SHALL BE PURCHASED ON THE DEMAND OF THE OWNER AT THE TIMES AND IN THE MANNER HEREINAFTER DESCRIBED.

Provena Foods Inc., a California corporation (the “Corporation”), hereby promises to pay to the Registered Owner specified above, or registered assigns, the Principal Amount specified above on the Maturity Date specified above (or earlier as hereinafter provided), and to pay interest on the Principal Amount hereof from the Dated Date specified above at the rates per annum and on the dates set forth herein; provided, however, that such principal and interest are payable in the manner hereinafter described.

The principal of, premium, if any, and interest on this Series [Series Designation] Bond are payable in lawful money of the United States of America. The principal and premium, if any, payable upon maturity or earlier redemption of this Series [Series Designation] Bond are payable when due upon the presentation and surrender hereof at the corporate trust office of U.S. Bank National Association, in San Francisco, California, as trustee (the “Trustee”), or any successor. Each payment of interest on this Series [Series Designation] Bond shall be payable to the Registered Owner hereof as shown on the registration books kept by the Trustee as bond registrar (the “Bond Registrar”), at the close of business on the Business Day (but, during an Adjustable Rate Period or the Fixed Rate Period, the fifteenth day of the calendar month) next preceding the date on which such interest becomes due and payable (herein, a “Record Date”). Interest on this Series [Series Designation] Bond shall be payable to the Registered Owner hereof by check or draft mailed by first-class mail on the respective Interest Payment Dates (as hereinafter defined) to the address of such Registered Owner as shown on the books kept by the Trustee as Bond Registrar at the close of business on the relevant Record Date, or to such other address as is furnished in writing to the Trustee (in form satisfactory to the Trustee) by such Owner prior to such Record Date. Registered Owners of $1,000,000 or more in aggregate principal amount of the Series [Series Designation] Bonds shall be entitled to receive interest payments by wire transfer by providing written wire instructions to the Trustee before the Record Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SERIES [SERIES DESIGNATION] BOND SET FORTH ON THE REVERSE SIDE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH IN THE TEXT OF THIS SERIES [SERIES DESIGNATION] BOND WRITTEN ABOVE.

This Series [Series Designation] Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee as Bond Registrar or any successor.

IN WITNESS WHEREOF, the Corporation has caused this Series [Series Designation] Bond to be executed in its name by the [manual/facsimile] signature of its [Authorized Representative] as of the date first above written.

PROVENA FOODS INC.

By

Authorized Representative

[FORM OF CERTIFICATE OF AUTHENTICATION]

This Series [Series Designation] Bond is hereby authenticated as required by Section 2.05 of the within-referenced Indenture of Trust.

Date of Authentication: ____________________

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By

Authorized Signatory

[REVERSE OF BOND (ENHANCED SERIES)]

This Series [Series Designation] Bond represents one of a duly authorized issue of Variable/Fixed Rate Demand Bonds (the “Bonds”) of the Corporation, issued pursuant to an Indenture of Trust, dated as of December 1, 2003, as supplemented by a Series [Series Designation] Series Supplement, dated as of [Dated Date of Series Supplement] (collectively, the “Indenture”), between the Corporation and the Trustee; certain terms used and not defined in this Series [Series Designation] Bond are defined in the Indenture. This Series [Series Designation] Bond is one of the Corporation’s duly authorized Variable/Fixed Rate Demand Bonds, Series [Series Designation] (the “Series [Series Designation] Bonds”), which Series [Series Designation] Bonds have been issued in the aggregate principal amount of $[Principal Amount] to provide funds to the Corporation for its lawful and proper purposes.

As security for the payment of the Series [Series Designation] Bonds, the Corporation has caused to be delivered to the Trustee a [letter of credit/bank bond purchase agreement/revolving credit agreement/surety bond/insurance policy] (the “Series [Series Designation] Letter of Credit”) of [Credit Bank Name] (the “Series [Series Designation] Credit Bank”) [, acting through its [Location] Branch/Agency,] against which the Trustee shall be entitled to draw, in accordance with the terms thereof, to pay, when and as due, the principal or purchase price of, and premium, if any, and interest on, the Series [Series Designation] Bonds. The Series [Series Designation] Credit Bank has issued the Series [Series Designation] Letter of Credit pursuant to a [Name of Reimbursement Agreement], dated as of [Dated Date of Reimbursement Agreement] (the “Series [Series Designation] Reimbursement Agreement”), between the Series [Series Designation] Credit Bank and the Corporation. The Trustee is required to draw moneys under the Series [Series Designation] Letter of Credit, by presenting drafts and certificates as provided therein in an amount sufficient to pay the principal or purchase price of the Series [Series Designation] Bonds, plus an amount equal to the premium, if any, and up to [[45]/200]-days’ accrued interest thereon. Notwithstanding the foregoing, there shall be no draw upon the Series [Series Designation] Letter of Credit for payment with respect to any Pledged Bond. The Series [Series Designation] Letter of Credit will expire on [LOC Expiration Date], unless earlier terminated or unless extended in accordance with the terms thereof.

The Corporation may, upon the conditions specified in the Indenture, provide for the delivery to the Trustee of an Alternate Series [Series Designation] Credit Facility to replace the Series [Series Designation] Letter of Credit. The [Series Designation] Bonds shall be subject to mandatory tender and purchase on the substitution date relating to the [Series Designation] Bonds. The [Series Designation] Bonds shall be subject to mandatory tender and purchase on the substitution date relating to the [Series Designation] Bonds. Thirty days before any such substitution of an Alternate Series [Series Designation] Credit Facility for the Series [Series Designation] Letter of Credit, the Trustee shall send notice to all registered owners of the Series [Series Designation] Bonds whose names appear on the registration books held by the Trustee stating that such Alternate Series [Series Designation] Credit Facility will be substituted for the Series [Series Designation] Letter of Credit. In addition, if a book-entry-only system is not in effect with respect to the Bonds of such Series, the notice shall further state: (a) that all registered owners of Bonds of such Series who have not tendered their Bonds for purchase on the mandatory tender date will be deemed to have tendered their Bonds for purchase on such date; and (b) that any Undelivered Bonds of such Series, for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent on or prior to the mandatory tender date an amount of money sufficient to pay the purchase price of such Undelivered Bonds on the mandatory tender date, shall be deemed to have been so purchased at the price of par plus accrued interest as of such date, and such Undelivered Bonds shall no longer be considered to be outstanding for purposes of the Indenture and shall no longer be entitled to the benefits of this Indenture, except for the payment of the purchase price thereof (and no interest shall accrue thereon subsequent to the mandatory tender date).

Additionally, upon any Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds may become an Unenhanced Series.

The Series [Series Designation] Bonds are all issued under and entitled to the benefit and security of the Indenture to the extent set forth therein. Pursuant to the Indenture, the Corporation has pledged and assigned to the Trustee certain security for its obligation to pay the principal of, premium, if any, and interest on the Series [Series Designation] Bonds. Reference is made to the Indenture for a description of the security for the Series [Series Designation] Bonds and for the provisions thereof with respect to the nature and extent of the security granted by the Corporation to the Trustee thereunder with respect to the Series [Series Designation] Bonds, the rights, duties and obligations of the Corporation and the Trustee, the rights of the registered owners of the Series [Series Designation] Bonds, and the terms on which the Series [Series Designation] Bonds are issued and secured, to all of which provisions, and to all other provisions of the Indenture, the Registered Owner hereof by the acceptance of this Series [Series Designation] Bond assents.

The Series [Series Designation] Bonds shall be general obligations of the Corporation (ranking pari passu with all other senior unsecured debt of the Corporation), subject to the provisions of the Indenture pledging particular moneys, assets or revenues to the payment of particular Series of Bonds. Additionally, the Series [Series Designation] Bonds shall be secured by the Series [Series Designation] Letter of Credit. The Series [Series Designation] Bonds constitute a valid claim of the registered owners thereof against the Series [Series Designation] Accounts established pursuant to, and the moneys held by the Trustee under, the Indenture and the Series [Series Designation] Series Supplement, which accounts and moneys are pledged and assigned for the equal and proportionate benefit of the registered owners of the Series [Series Designation] Bonds and, subject to the prior interest of the registered owners of the Series [Series Designation] Bonds, for the repayment to the Series [Series Designation] Credit Bank of all amounts due and owing to the Series [Series Designation] Credit Bank under the Series [Series Designation] Reimbursement Agreement, and may be used for no purpose other than payment of the Series [Series Designation] Bonds, and payment to the Series [Series Designation] Credit Bank. The obligations of the Corporation to make the payments required under this Series [Series Designation] Bond shall be absolute and unconditional, and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Trustee or the Series [Series Designation] Credit Bank of any obligation to the Corporation or otherwise with respect to the Series [Series Designation] Bonds, or out of any indebtedness or liability at any time owing to the Corporation by the Trustee or the Series [Series Designation] Credit Bank. Until such time as all of the Series [Series Designation] Bonds shall have been fully paid or redeemed, the Corporation will not suspend or discontinue any payments provided for herein.

The Corporation has established a book-entry-only system of registration for the Series [Series Designation] Bonds. Except as specifically provided otherwise in the Indenture, an agent will be the registered owner and will hold this Series [Series Designation] Bond on behalf of the beneficial owners hereof. By acceptance of a confirmation of purchase, delivery or transfer, the beneficial owners of this Series [Series Designation] Bond shall be deemed to have agreed to this arrangement. The agent, as registered owner of this Series [Series Designation] Bond, shall be treated as the owner hereof for all purposes.

THE SERIES [SERIES DESIGNATION] LETTER OF CREDIT SHALL NOT BE AVAILABLE FOR ANY PAYMENT UNDER THIS SERIES [SERIES DESIGNATION] BOND IF AND FOR SUCH TIME AS THIS SERIES [SERIES DESIGNATION] BOND IS A PLEDGED BOND WITHIN THE MEANING OF THE INDENTURE.

I - Daily Rate Provisions

The provisions of this Part I shall apply during each Daily Rate Period with respect to the Series [Series Designation] Bonds.

During a Daily Rate Period with respect to the Series [Series Designation] Bonds when the Series [Series Designation] Bonds are held in a book-entry-only system by a nominee of The Depository Trust Company (“DTC”) or its successor, each beneficial owner of a beneficial interest in the Series [Series Designation] Bonds (other than any Pledged Bond or Corporation Bond) may demand the purchase of such beneficial owner’s beneficial interest (or portion thereof; provided that the portion thereof tendered is an Authorized Denomination; and provided, further, that the portion thereof retained is itself an Authorized Denomination) on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery to Gates Capital Corporation, as Remarketing Agent (the “Remarketing Agent”), at its office located at 100 Park Avenue, 30th Floor, New York, New York 10017, Attention: Trading and Underwriting Department, by 9:00 a.m., New York Time, on any Business Day, of a written irrevocable notice, which will be effective upon receipt, which states (a) the name and address of the beneficial owner; (b) the principal amount of such beneficial interest (and the portion thereof to be tendered, if less than the full principal amount thereof is to be tendered); and (c) the date on which such beneficial interest shall be so purchased, which date shall be a Business Day (and which date may be the date of the delivery of such notice to the Remarketing Agent). Such beneficial interest will be deemed to have been surrendered on the date specified in such notice.

During a Daily Rate Period with respect to the Series [Series Designation] Bonds and when a book-entry-only system is not in effect, any Series [Series Designation] Bond (other than any Pledged Bond or Corporation Bond) or portion thereof (provided that the portion thereof tendered is an Authorized Denomination; and provided, further, that the portion thereof retained is itself an Authorized Denomination) which is not due shall be purchased on the demand of the registered owner thereof on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery to a tender agent appointed by the Trustee upon the direction of the Corporation (the “Tender Agent”), at the address of the Tender Agent filed with the Trustee, by 9:00 a.m., New York Time, on any Business Day, of the following:

(a) a written irrevocable notice, which will be effective upon receipt, which states (i) the name and address of the registered owner; (ii) the principal amount of such Series [Series Designation] Bond (and the portion thereof to be tendered, if less than the full principal amount thereof is to be tendered) and the Series [Series Designation] Bond number; (iii) the date on which such Series [Series Designation] Bond shall be so purchased, which date shall be a Business Day (and which date may be the date of the delivery of such notice to the Tender Agent); and (iv) if the Series [Series Designation] Bond is not delivered with such notice as permitted in paragraph (b) below, that the registered owner agrees to deliver the Series [Series Designation] Bond (with all necessary endorsements and guarantees of signature) as specified in paragraph (b) below; and

(b) such Series [Series Designation] Bond (with all necessary endorsements and guarantees of signature) attached to the aforesaid notice; provided, however, that such Series [Series Designation] Bond shall be so purchased only if the Series [Series Designation] Bond delivered to the Tender Agent shall conform in all respects to the description thereof in the aforesaid notice; and provided, further, that if the registered owner of the tendered Series [Series Designation] Bond is an open-ended diversified management investment company (registered under the Investment Company Act of 1940, as amended), the delivery required under this paragraph (b) need not be made until 11:00 a.m., New York Time, on the date such Series [Series Designation] Bond is to be purchased from such registered owner. If a registered owner described in the last proviso of the preceding sentence fails to deliver such Series [Series Designation] Bond as required therein (an “Undelivered Series [Series Designation] Bond”), such Series [Series Designation] Bond shall nevertheless be deemed to have been delivered at the time and on the date required, and shall no longer be outstanding under the Indenture, and such registered owner thereafter shall be entitled only to the purchase price payable for such Series [Series Designation] Bond on such required delivery date, and such purchase price shall be paid to such registered owner only upon surrender of such Series [Series Designation] Bond to the Tender Agent.

IN THE EVENT OF A FAILURE BY AN OWNER OF SERIES [SERIES DESIGNATION] BONDS TO DELIVER ITS SERIES [SERIES DESIGNATION] BONDS ON OR PRIOR TO THE REQUIRED DELIVERY DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING INTEREST TO ACCRUE SUBSEQUENT TO THE PURCHASE DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS, AND ANY SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT AND SECURITY OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF THE PAYMENT OF THE PURCHASE PRICE THEREOF; AND THE TRUSTEE WILL NOT REGISTER ANY FURTHER TRANSFERS OF SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS.

While in the Daily Rate Mode, interest on the Series [Series Designation] Bonds shall be paid on the first Business Day of each month, commencing on the first Business Day of the month next succeeding the Closing Date (if the Series [Series Designation] Bonds are issued in the Daily Rate Mode) or a subsequent Daily Rate Conversion Date, and on the Maturity Date specified above if the Series [Series Designation] Bonds are in the Daily Rate Mode at such time (each, a “Daily Rate Interest Payment Date”), and shall be computed on the basis of a 365- or 366-day year for the actual number of days elapsed. Interest on the Series [Series Designation] Bonds shall accrue from and including the first day of the Daily Rate Period to and including the day before the first Daily Rate Interest Payment Date of such Daily Rate Period, and thereafter interest on the Series [Series Designation] Bonds shall accrue from and including each Daily Rate Interest Payment Date to and including the day next preceding the next Daily Rate Interest Payment Date except as otherwise provided in the Indenture. Interest on the Series [Series Designation] Bonds for each Interest Period shall be calculated as provided below and in the Indenture. During each Daily Rate Period, “Interest Period” shall mean the period from and including each day which is a Business Day to but excluding the next succeeding day which is a Business Day.

By 11:00 a.m., New York Time, on the first day of each Interest Period during a Daily Rate Period, the Remarketing Agent shall determine the Daily Rate applicable for such Interest Period. The Daily Rate for each Interest Period of a Daily Rate Period shall be calculated by the Remarketing Agent as the lowest rate which, in the sole judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, is necessary to permit the Series [Series Designation] Bonds to be sold at a price of par plus accrued interest, if any, on the first day of the applicable Interest Period; provided that in no case shall the Daily Rate be more than the Maximum Rate. In the event no Daily Rate is determined by the Remarketing Agent for an Interest Period during the Daily Rate Period, the Daily Rate for such Interest Period shall be the Daily Rate in effect for the immediately preceding Interest Period. Each determination of a Daily Rate by the Remarketing Agent shall be conclusive and binding upon the Corporation, the Trustee, the Series [Series Designation] Credit Bank, the Tender Agent and the registered owners of the Series [Series Designation] Bonds.

During a Daily Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall be subject to redemption by the Corporation prior to maturity as follows:

(a) The Series [Series Designation] Bonds are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Daily Rate Interest Payment Date, upon 45-days’ prior written notice by the Corporation to the Trustee, the Series [Series Designation] Credit Bank and the Remarketing Agent, at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium.

(b) The Series [Series Designation] Bonds are subject to mandatory redemption in whole on the last Daily Rate Interest Payment Date prior to the Expiration of the Term of the Series [Series Designation] Letter of Credit, at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds plus accrued interest thereon to the redemption date, without premium.

(c) The Series [Series Designation] Bonds are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption shall be less than $100,000) on the next Daily Rate Interest Payment Date for which timely notice of redemption can be given by the Trustee following the Completion Date at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the Series [Series Designation] Disbursement Account established under the Indenture and the Series [Series Designation] Series Supplement equal to an Authorized Denomination.

II - Floating Rate Provisions

The provisions of this Part II shall apply during each Floating Rate Period.

During a Floating Rate Period with respect to the Series [Series Designation] Bonds when the Series [Series Designation] Bonds are held in a book-entry-only system by a nominee of DTC or its successor, each beneficial owner of a beneficial interest in the Series [Series Designation] Bonds (other than Pledged Bonds or Corporation Bonds) may demand the purchase of such beneficial owner’s beneficial interest (or portion thereof; provided that the portion thereof tendered is an Authorized Denomination; and provided, further, that the portion thereof retained is itself an Authorized Denomination) on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery to the Remarketing Agent, at its office located at 100 Park Avenue, 30th Floor, New York, New York 10017, Attention: Trading and Underwriting Department, on any Business Day, of a written irrevocable notice, which will be effective upon receipt, which states (a) the name and address of the beneficial owner; (b) the principal amount of such beneficial interest (and the portion thereof to be tendered, if less than the full principal amount thereof is to be tendered); and (c) the date on which such beneficial interest shall be so purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Remarketing Agent. Such beneficial interest will be deemed to have been surrendered on the date specified in such notice.

During a Floating Rate Period with respect to the Series [Series Designation] Bonds and when a book-entry-only system is not in effect, any Series [Series Designation] Bond (other than any Pledged Bond or Corporation Bond) or portion thereof (provided that the portion thereof tendered is an Authorized Denomination; and provided, further, that the portion thereof retained is itself an Authorized Denomination) which is not due shall be purchased on the demand of the registered owner thereof on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery to the Tender Agent at the address of the Tender Agent filed with the Trustee, on any Business Day, of the following:

(a) a written irrevocable notice, which will be effective upon receipt, which states (i) the name and address of the registered owner; (ii) the principal amount of such Series [Series Designation] Bond (and the portion thereof to be tendered, if less than the full principal amount thereof is to be tendered) and the Series [Series Designation] Bond number; (iii) the date on which such Series [Series Designation] Bond shall be so purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Tender Agent; and (iv) if the Series [Series Designation] Bond is not delivered with such notice as permitted in paragraph (b) below, that the registered owner agrees to deliver the Series [Series Designation] Bond (with all necessary endorsements and guarantees of signature) as specified in paragraph (b) below; and

(b) such Series [Series Designation] Bond (with all necessary endorsements and guarantees of signature) attached to the aforesaid notice; provided, however, that such Series [Series Designation] Bond shall be so purchased only if the Series [Series Designation] Bond delivered to the Tender Agent shall conform in all respects to the description thereof in the aforesaid notice; and provided, further, that if the registered owner of the tendered Series [Series Designation] Bond is an open-ended diversified management investment company (registered under the Investment Company Act of 1940, as amended), the delivery required under this paragraph (b) need not be made until 11:00 a.m., New York Time, on the date such Series [Series Designation] Bond is to be purchased from such registered owner. If a registered owner described in the last provision of the preceding sentence fails to deliver such Series [Series Designation] Bond as required therein (an “Undelivered Series [Series Designation] Bond”), such Series [Series Designation] Bond shall nevertheless be deemed to have been delivered at the time and on the date required, and shall no longer be outstanding under the Indenture, and such registered owner thereafter shall be entitled only to the purchase price payable for such Series [Series Designation] Bond on such required delivery date, and such purchase price shall be paid to such registered owner only upon surrender of such Series [Series Designation] Bond to the Tender Agent.

IN THE EVENT OF A FAILURE BY AN OWNER OF SERIES [SERIES DESIGNATION] BONDS TO DELIVER ITS SERIES [SERIES DESIGNATION] BONDS ON OR PRIOR TO THE REQUIRED DELIVERY DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING INTEREST TO ACCRUE SUBSEQUENT TO THE PURCHASE DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS, AND ANY SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT AND SECURITY OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF THE PAYMENT OF THE PURCHASE PRICE THEREOF; AND THE TRUSTEE WILL NOT REGISTER ANY FURTHER TRANSFERS OF SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS.

While in the Floating Rate Mode, interest on the Series [Series Designation] Bonds shall be paid on the first Business Day of each month, commencing on the first Business Day of the month next succeeding the Closing Date (if the Series [Series Designation] Bonds are issued in the Floating Rate Mode) or a subsequent Floating Rate Conversion Date, and on the Maturity Date specified above if the Series [Series Designation] Bonds are in the Floating Rate Mode at such time (each, a “Floating Rate Interest Payment Date”), and shall be computed on the basis of a 360-day year for the actual number of days elapsed. Interest on the Series [Series Designation] Bonds shall accrue from and including the first day of the Floating Rate Period to and including the day before the first Floating Rate Interest Payment Date of such Floating Rate Period, and thereafter interest on the Series [Series Designation] Bonds shall accrue from and including each Floating Rate Interest Payment Date to and including the day next preceding the next Floating Rate Interest Payment Date except as otherwise provided in the Indenture. The Floating Rate for the initial Interest Period of a Floating Rate Period shall be calculated by the Remarketing Agent on or prior to the first day of the Floating Rate Period as provided below and in the Indenture. Interest on the Series [Series Designation] Bonds for each Interest Period subsequent to the initial Interest Period during a Floating Rate Period shall be calculated as provided below and in the Indenture. During each Floating Rate Period, “Interest Period” shall mean the period from and including the first day of the Floating Rate Period through and including the following Wednesday, and, after the first Interest Period of each Floating Rate Period, from and including Thursday of each week through and including the following Wednesday, whether or not such days are Business Days.

On Wednesday (unless Wednesday is not a Business Day, then Tuesday; unless Tuesday and Wednesday are not Business Days, then Thursday, whether or not a Business Day) of each week during a Floating Rate Period, with respect to each Interest Period after the initial Interest Period, the Remarketing Agent shall determine the Floating Rate for the following or (in the case of determinations made on Thursday) current Interest Period. The Floating Rate for each Interest Period of a Floating Rate Period shall be calculated by the Remarketing Agent as the lowest rate which, in the sole judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, is necessary to permit the Series [Series Designation] Bonds to be sold at a price of par plus accrued interest, if any, on the first day of the applicable Interest Period; provided that in no case shall the Floating Rate be more than the Maximum Rate. In the event no Floating Rate is determined by the Remarketing Agent for an Interest Period, the Floating Rate for such Interest Period shall be the Floating Rate in effect for the immediately preceding Interest Period. Each determination of a Floating Rate by the Remarketing Agent shall be conclusive and binding upon the Corporation, the Trustee, the Series [Series Designation] Credit Bank, the Tender Agent and the registered owners of the Series [Series Designation] Bonds.

During a Floating Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall be subject to redemption by the Corporation prior to maturity as follows:

(a) The Series [Series Designation] Bonds are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Floating Rate Interest Payment Date, upon 45-days’ prior written notice by the Corporation to the Trustee, the Series [Series Designation] Credit Bank and the Remarketing Agent, at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium.

(b) The Series [Series Designation] Bonds are subject to mandatory redemption in whole on the last Floating Rate Interest Payment Date prior to the Expiration of the Term of the Series [Series Designation] Letter of Credit at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds plus accrued interest thereon to the redemption date, without premium.

(c) The Series [Series Designation] Bonds are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption shall be less than $100,000) on the next Floating Rate Interest Payment Date for which timely notice of redemption can be given by the Trustee following the Completion Date at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the Series [Series Designation] Disbursement Account established under the Indenture and the Series [Series Designation] Series Supplement equal to an Authorized Denomination.

III - Adjustable Rate Provisions

The provisions of this Part III shall apply during each Adjustable Rate Period with respect to the Series [Series Designation] Bonds.

From and after each Adjustable Rate Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, the interest rate on the Series [Series Designation] Bonds shall be an Adjustable Rate as provided hereafter. Unless and until the Corporation elects and effects a conversion of the Series [Series Designation] Bonds from the Adjustable Rate Mode to another Mode, or a change in the duration of the Adjustable Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall automatically continue in the Adjustable Rate Mode with Adjustable Rate Periods containing a constant number of Adjustable Rate Interest Payment Dates; provided that if the period of time between the applicable Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds and the maturity date of the Series [Series Designation] Bonds contains fewer Adjustable Rate Interest Payment Dates than the immediately preceding Adjustable Rate Period with respect to the Series [Series Designation] Bonds, the new Adjustable Rate Period with respect to the Series [Series Designation] Bonds shall end on the Maturity Date specified above. Upon conversion of the Series [Series Designation] Bonds to the Adjustable Rate Mode on an Adjustable Rate Conversion Date, or the setting of a new Adjustable Rate with respect to the Series [Series designation] Bonds on an Adjustable Rate Reset Date, the Adjustable Rate with respect to the Series [Series Designation] Bonds shall equal the lowest rate, which the Remarketing Agent, having due regard for prevailing financial market conditions, shall determine will permit the remarketing of the Series [Series Designation] Bonds on the Adjustable Rate Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate, at par plus accrued interest, if any, which interest rate shall be established by the Remarketing Agent (and agreed to by the Corporation) no later than 12:00 noon, New York Time, on the fifteenth day prior to the Adjustable Rate Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate; provided, however, that in no event shall the Adjustable Rate be more than the Maximum Rate. In the event no Adjustable Rate is determined by the Remarketing Agent (and agreed to by the Corporation) for an Adjustable Rate Period with respect to the Series [Series Designation] Bonds the duration of which has been automatically established as provided above, the Adjustable Rate for such Adjustable Rate Period with respect to the Series [Series Designation] Bonds shall be the Adjustable Rate in effect for the immediately preceding Adjustable Rate Period with respect to the Series [Series Designation] Bonds. The Remarketing Agent shall notify the Tender Agent, the Trustee, the Series [Series Designation] Credit Bank and the Corporation of the Adjustable Rate with respect to the Series [Series Designation] Bonds, and such Adjustable Rate shall be conclusive and binding upon the Tender Agent, the Corporation, the Trustee, the Series [Series Designation] Credit Bank and the Series [Series Designation] Bondholders.

While in the Adjustable Rate Mode, interest on the Series [Series Designation] Bonds shall be paid on each January 1 and July 1 and the Maturity Date specified above (if the conditions specified in Section 2.02(d) of the Indenture are met and the Series [Series Designation] Bonds are in the Adjustable Rate Mode at such time) (each, an “Adjustable Rate Interest Payment Date”), commencing on the January 1 or July 1 next succeeding the Adjustable Rate Conversion Date with respect to the Series [Series Designation] Bonds, and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

During an Adjustable Rate Period with respect to the Series [Series Designation] Bonds, no Series [Series Designation] Bondholders shall have the right to tender Series [Series Designation] Bonds for optional purchase pursuant to Article III of the Indenture.

During an Adjustable Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall be subject to redemption by the Corporation prior to maturity only as follows:

(a) The Series [Series Designation] Bonds are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Adjustable Rate Interest Payment Date, upon 45-days’ prior written notice by the Corporation to the Trustee, the Series [Series Designation] Credit Bank and the Remarketing Agent, as set forth below, at the applicable redemption price (expressed as a percentage of the principal amount to be redeemed) set forth below, plus accrued interest thereon to the date of redemption:

Length of Period (Expressed in Whole Years) *	Dates on Which Redemption is Allowed and Redemption Prices **
Greater Than 17	After 10 Years at 102%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 17 and Greater Than 10	After 6 Years at 102%, Declining By ½ of 1% Annually to 100%
Less Than or Equal to 10 and Greater Than 6	After 3 Years at 101½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 6 and Greater Than 4	After 2 Years at 101%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 4 and Greater Than 3	After 2 Years At 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 3 and Greater Than 2	After 1 Year at 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 2	After 1 Year, and on the Last Adjustable Rate Interest Payment Date of the Adjustable Rate Period, at 100%

*	The Adjustable Rate Period shall be rounded up to the next whole year if otherwise a partial year.

**	Measured from the start of the Adjustable Rate Period.

(b) The Series [Series Designation] Bonds are subject to mandatory redemption in whole on the last Adjustable Rate Interest Payment Date prior to the Expiration of the Term of the Series [Series Designation] Letter of Credit, at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds plus accrued interest thereon to the redemption date, without premium.

(c) The Series [Series Designation] Bonds are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption shall be less than $100,000) on the next Adjustable Rate Interest Payment Date for which timely notice of redemption can be given by the Trustee following the Completion Date at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the Series [Series Designation] Disbursement Account established under the Indenture and the Series [Series Designation] Series Supplement equal to an Authorized Denomination.

IV - Fixed Rate Provisions

The provisions of this Part IV shall apply during the Fixed Rate Period.

From and after the Fixed Rate Conversion Date with respect to the Series [Series Designation] Bonds, the interest rate on the Series [Series Designation] Bonds shall be the Fixed Rate as provided hereafter. Upon conversion to the Fixed Rate, the Fixed Rate with respect to the Series [Series Designation] Bonds shall be equal to the lowest rate, which the Remarketing Agent, having due regard for prevailing financial market conditions, shall determine will permit the remarketing of the Series [Series Designation] Bonds on the Fixed Rate Conversion Date with respect to the Series [Series Designation] Bonds at par plus accrued interest, if any, which interest rate shall be established by the Remarketing Agent (and agreed to by the Corporation) no later than 12:00 noon, New York Time, on the fifteenth day prior to the Fixed Rate Conversion Date with respect to the Series [Series Designation] Bonds; provided, however, that in no event shall the Fixed Rate be more than the Maximum Rate. The Remarketing Agent shall notify the Tender Agent, the Trustee, the Series [Series Designation] Credit Bank and the Corporation of the Fixed Rate with respect to the Series [Series Designation] Bonds, and such Fixed Rate shall be conclusive and binding upon the Tender Agent, the Corporation, the Trustee, the Series [Series Designation] Credit Bank and the Series [Series Designation] Bondholders.

While in the Fixed Rate Mode, interest on the Series [Series Designation] Bonds shall be paid on each January 1 and July 1 and the Maturity Date specified above (each, a “Fixed Rate Interest Payment Date”), commencing on the January 1 or July 1 next succeeding the Fixed Rate Conversion Date with respect to the Series [Series Designation] Bonds, and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

During the Fixed Rate Period with respect to the Series [Series Designation] Bonds, no Series [Series Designation] Bondholders shall have the right to tender Series [Series Designation] Bonds for optional purchase pursuant to Article III of the Indenture.

During the Fixed Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall be subject to redemption by the Corporation prior to maturity only as follows:

(a) The Series [Series Designation] Bonds are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Fixed Rate Interest Payment Date, upon 45-days’ prior written notice by the Corporation to the Trustee and the Series [Series Designation] Credit Bank, as set forth below, at the applicable redemption price (expressed as a percentage of the principal amount to be redeemed) set forth below, plus accrued interest thereon to the date of redemption:

Length of Period (Expressed in Whole Years) *	Dates on Which Redemption is Allowed and Redemption Prices **
Greater Than 17	After 10 Years at 102%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 17 and Greater Than 10	After 6 Years at 102%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 10 and Greater Than 6	After 3 Years at 101½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 6 and Greater Than 4	After 2 Years at 101%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 4 and Greater Than 3	After 2 Years At 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 3 and Greater Than 2	After 1 Year at 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 2	After 1 Year at 100%

*	The Fixed Rate Period shall be rounded up to the next whole year if otherwise a partial year.

**	Measured from the start of the Fixed Rate Period.

(b) The Series [Series Designation] Bonds are subject to mandatory redemption in whole on the last Fixed Rate Interest Payment Date prior to the Expiration of the Term of the Series [Series Designation] Letter of Credit at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds plus accrued interest thereon to the redemption date, without premium.

(c) The Series [Series Designation] Bonds are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption shall be less than $100,000) on the next Fixed Rate Interest Payment Date for which timely notice of redemption can be given by the Trustee following the Completion Date at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the Series [Series Designation] Disbursement Account established under the Indenture and the Series [Series Designation] Series Supplement equal to an Authorized Denomination.

V - Conversion Provisions

The provisions of this Part V shall apply with respect to (a) conversion of the Series [Series Designation] Bonds from the Daily Rate Mode to the Adjustable Rate Mode, the Floating

Rate Mode or the Fixed Rate Mode; (b) conversion of the Series [Series Designation] Bonds from the Floating Rate Mode to the Daily Rate Mode, the Adjustable Rate Mode or the Fixed Rate Mode; (c) conversion of the Series [Series Designation] Bonds from the Adjustable Rate Mode to the Daily Rate Mode, the Floating Rate Mode or the Fixed Rate Mode; or (d) conversion from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration within the Adjustable Rate Mode. The Series [Series Designation] Bonds shall not be converted from one Mode to another Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration, if an Event of Default with respect to the Series [Series Designation] Bonds shall have occurred and be continuing under the Indenture.

The interest rate on the Series [Series Designation] Bonds shall be converted from one Mode to another Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration within the Adjustable Rate Mode, if the Corporation shall notify the Trustee, the Tender Agent, the Series [Series Designation] Credit Bank and the Remarketing Agent of its irrevocable election to effect such conversion, and together with such notice specifies the Interest Payment Date on which such conversion is to take place, and, if such conversion is to or within the Adjustable Rate Mode, the Adjustable Rate Interest Payment Date upon which such Adjustable Rate Period is to terminate (which Adjustable Rate Period shall be of at least six months duration), and delivers an opinion of Independent Counsel (which opinion shall be confirmed on the Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate) stating that such conversion is authorized or permitted by the Indenture. If the conversion is from the Daily Rate Mode or the Floating Rate Mode, the conversion date shall be the next Daily Rate Interest Payment Date or Floating Rate Interest Payment Date with respect to the Series [Series Designation] Bonds, as appropriate, not less than 45 days succeeding receipt by the Trustee, the Series [Series Designation] Credit Bank, the Tender Agent and the Remarketing Agent of such notice of the Corporation’s election to effect such conversion. If the conversion is from or within the Adjustable Rate Mode, the conversion date shall be the Adjustable Rate Interest Payment Date upon which the then current Adjustable Rate Period with respect to the Series [Series Designation] Bonds is to terminate; provided that the Corporation has given the Trustee, the Tender Agent, the Series [Series Designation] Credit Bank and the Remarketing Agent 45-days’ notice of its election to effect such conversion. The Series [Series Designation] Bonds shall be subject to mandatory tender and purchase on each Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate.

In the event any condition precedent to the conversion of the Series [Series Designation] Bonds from one Mode to another Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration, is not fulfilled (including, but not limited to, the establishment of the appropriate interest rate for such Mode or Adjustable Rate Period), after the mandatory tender date with respect to the Series [Series Designation] Bonds the Series [Series Designation] Bonds shall continue in their then current Mode for the same period (in the case where the then current Mode is the Adjustable Rate Mode, and subject to Section 2.02(d) of the Indenture) and bear the same interest rate as was last borne by the Series [Series Designation] Bonds in such Mode. In the event Series [Series Designation] Bonds are not remarketed on the mandatory tender date and become Pledged Bonds or Corporation Bonds, the Remarketing Agent shall be entitled to determine a new and higher Daily Rate, Floating Rate, Adjustable Rate or Fixed Rate with respect to the Series [Series Designation] Bonds, as appropriate (under the conditions and subject to the limitations provided above), effective on such date as the Remarketing Agent is able to remarket the Pledged Bonds or Corporation Bonds in whole at a price of par plus accrued interest to such delivery date; but in any event such new rate shall not be in excess of the Maximum Rate. The determination of the new Daily Rate, Floating Rate, Adjustable Rate or Fixed Rate, as appropriate, by the Remarketing Agent shall be conclusive and binding on the Corporation, the Trustee, the Series [Series Designation] Credit Bank, the Tender Agent and the Series [Series Designation] Bondholders.

Unless the Corporation shall have complied with Section 4.05(e) of the Indenture with respect to a Conversion Date or an Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, the Corporation shall cause to be delivered to the Trustee, on each Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate, an Initial Series Letter of Credit which shall comply with the provisions of Section 4.05 of the Indenture. The Initial Series Letter of Credit shall require the issuer thereof to pay, upon presentation of drafts and certificates required therein, to the Trustee, in accordance with the terms thereof, up to (a) an amount equal to the aggregate principal amount of Series [Series Designation] Bonds then outstanding, whether at maturity, upon redemption or otherwise; plus (b) during an Adjustable Rate Period or the Fixed Rate Period with respect to such Series [Series Designation] Bonds, as appropriate, the maximum optional redemption premium payable with respect to the Series [Series Designation] Bonds; plus (c) an amount equal to at least 45-days’ accrued and unpaid interest on all outstanding Series [Series Designation] Bonds during the Daily Rate Period or Floating Rate Period with respect to the Series [Series Designation] Bonds, as appropriate, at the rate of 10% per annum, and at least 200-days’ accrued and unpaid interest on all outstanding Series [Series Designation] Bonds during the Adjustable Rate Period or the Fixed Rate Period with respect to the Series [Series Designation] Bonds, as appropriate, at the rate to be borne by the Series [Series Designation] Bonds after the Adjustable Rate Conversion Date, Adjustable Rate Reset Date or Fixed Rate Conversion Date.

At least 30 days prior to each Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate, the Trustee shall give to each Series [Series Designation] Bondholder notice by certified mail stating: (a) the Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate; and (b) that on the Conversion Date or Adjustable Rate Reset Date, as appropriate, the Series [Series Designation] Bonds are subject to mandatory tender and purchase (or, if the Series [Series Designation] Bonds are held in a book-entry-only system, that the beneficial interests in the Series [Series Designation] Bonds are subject to mandatory purchase). In addition, if a book-entry-only system is not in effect with respect to the Series [Series Designation] Bonds, the notice shall further state: (i) that all owners who have not tendered Series [Series Designation] Bonds for purchase on the mandatory tender date will be deemed to have tendered their Series [Series Designation] Bonds for purchase on such date; and (ii) that any Series [Series Designation] Bonds not delivered to the Tender Agent on or prior to the mandatory tender date (“Undelivered Series [Series Designation] Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent on or prior to the mandatory tender date an amount of money sufficient to pay the purchase price of such Undelivered Series [Series Designation] Bonds on the mandatory tender date, shall be deemed to have been so purchased at the price of par plus accrued interest as of such date, and such Series [Series Designation] Bonds shall no longer be considered to be outstanding for purposes of the

Indenture and shall no longer be entitled to the benefits of the Indenture, except for the payment of the purchase price thereof (and no interest shall accrue thereon subsequent to the mandatory tender date). IN THE EVENT OF A FAILURE BY AN OWNER OF SERIES [SERIES DESIGNATION] BONDS TO DELIVER ITS SERIES [SERIES DESIGNATION] BONDS ON OR PRIOR TO THE CONVERSION DATE OR ADJUSTABLE RATE RESET DATE WITH RESPECT TO THE SERIES [SERIES DESIGNATION] BONDS, AS APPROPRIATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE CONVERSION DATE OR ADJUSTABLE RATE RESET DATE WITH RESPECT TO THE SERIES [SERIES DESIGNATION] BONDS, AS APPROPRIATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS, AND ANY UNDELIVERED SERIES [SERIES DESIGNATION] BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT AND SECURITY OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF THE PAYMENT OF THE PURCHASE PRICE THEREOF; AND THE TRUSTEE WILL NOT REGISTER ANY FURTHER TRANSFERS OF SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS.

VI - General Provisions

The provisions of this Part VI shall apply at all times from and after the date of issuance of this Series [Series Designation] Bond.

Except during such period of time as the Series [Series Designation] Bonds are held under the Corporation’s book-entry-only system, or as described above with respect to demands for purchase during a Daily Rate Period or a Floating Rate Period with respect to the Series [Series Designation] Bonds, the ownership of this Series [Series Designation] Bond may be transferred (in an amount which is an Authorized Denomination; provided that the portion thereof retained is itself an Authorized Denomination) only upon presentation and surrender of this Series [Series Designation] Bond at the principal corporate trust office of the Trustee as Bond Registrar, together with an assignment duly executed by the Registered Owner hereof or its duly authorized attorney-in-fact in such form as shall be satisfactory to the Trustee, and subject to the provisions made therefor in the Indenture. Series [Series Designation] Bonds may be exchanged at the principal corporate trust office of the Trustee for a like aggregate principal amount of Series [Series Designation] Bonds of Authorized Denominations. The Trustee shall not be required to make any such transfer or exchange of any Series [Series Designation] Bond during the 10 Business Days immediately preceding the selection of Series [Series Designation] Bonds for redemption or, with respect to a Series [Series Designation] Bond, after such Series [Series Designation] Bond or any portion thereof has been selected for redemption.

Not less than 30 nor more than 45 days prior to any redemption date with respect to the Series [Series Designation] Bonds, the Trustee shall cause notice of the call for redemption, identifying each Series [Series Designation] Bond or portion thereof to be redeemed, given in the name of the Corporation, to be sent by first-class mail, postage prepaid, to the registered owner of each Series [Series Designation] Bond to be redeemed at the address of such registered owner shown on the books kept by the Trustee as Bond Registrar. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption of the Series [Series Designation] Bonds. By the date fixed for any such redemption, due provision shall be made with the Trustee for the payment of the principal of, premium, if any, and interest on the Series [Series Designation] Bonds to be redeemed on the date of redemption. If notice of redemption is given and if due provision for payment of the redemption price is made, all as provided in the Indenture (including under the Series [Series Designation] Letter of Credit), the Series [Series Designation] Bonds or portions thereof which are to be redeemed shall not bear interest after the date fixed for redemption, and shall not be entitled to any benefit or security under the Indenture, except for the right of the registered owner to receive the principal thereof, and premium and accrued interest thereon, out of the funds provided for such payment.

The Indenture permits the issuance of additional Series of Bonds, all of which, regardless of the times of issue or maturity, are to be of equal rank without preference, priority or distinction of any Bond of any Series issued under the Indenture over any other such Bond, except with respect to the Series Letters of Credit and Series Accounts held under the Indenture, which Series Letters of Credit and Series Accounts secure only the Series of Bonds to which they relate. No additional Series of Bonds may be issued under the Indenture if such issuance would result, by itself, in a reduction or withdrawal of the then current rating, if any, on the Series [Series Designation] Bonds.

Provisions may be made for the payment of amounts represented by the Series [Series Designation] Bonds as provided in the Indenture, in which event all liability of the Corporation to the owners of the Series [Series Designation] Bonds for the payment of such Series [Series Designation] Bonds shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds (but only for the period specified and as provided in the Indenture), without liability for interest thereon, for the benefit of the owners of the Series [Series Designation] Bonds, who shall thereafter be restricted exclusively to such funds for any claims of whatever nature under the Indenture or on, or with respect to, the Series [Series Designation] Bonds.

It is hereby certified and covenanted that this Series [Series Designation] Bond has been duly and validly authorized, issued and delivered; that all acts, conditions and things required or proper to be performed, exist and be done precedent to or in the authorization, issuance and delivery of this Series [Series Designation] Bond have been performed, existed and done in accordance with law; that the Series [Series Designation] Bonds are authorized general obligations of the Corporation (ranking pari passu with all other senior unsecured debt of the Corporation) secured by the Series [Series Designation] Letter of Credit and the Series [Series Designation] Series Accounts; and that the principal of, premium, if any, and interest on the Series [Series Designation] Bonds are payable additionally from and secured by any additional properties, revenues and receipts that constitute a part of the Trust Estate; provided, however, that Pledged Bonds shall not be payable from or secured by the Series [Series Designation] Letter of Credit.

The Series [Series Designation] Bonds are secured by the Indenture, whereunder the Trustee undertakes to enforce the rights of the owners of the Series [Series Designation] Bonds and to perform other duties to the extent and under the conditions stated in the Indenture. In case an Event of Default with respect to the Series [Series Designation] Bonds shall occur, the principal of and interest on the Series [Series Designation] Bonds then outstanding may, and, under certain circumstances, shall, be declared to be due and payable immediately upon the conditions and in the manner provided in the Indenture; and no interest shall accrue on this Bond from and after the date of such acceleration. Under the circumstances provided in the Indenture, the Trustee may in its discretion, with the written consent of the Series [Series Designation] Credit Bank, and upon written request of the registered owners of a majority in aggregate principal amount of the Series [Series Designation] Bonds then outstanding, with the written consent of the Series [Series Designation] Credit Bank, shall, waive any Event of Default with respect to the Series [Series Designation] Bonds and its consequences; provided, however, that an Event of Default with respect to the Series [Series Designation] Bonds arising from (a) a default in the payment of the principal of, premium, if any, or interest on the Series [Series Designation] Bonds; (b) a failure to reinstate the Series [Series Designation] Letter of Credit; or (c) notice by the Series [Series Designation] Credit Bank to the Trustee of an event of default under the Series [Series Designation] Reimbursement Agreement may not be so waived by the Trustee without the written consent of the registered owners of all of the Series [Series Designation] Bonds then outstanding, and the full reinstatement of amounts available to be drawn under the Series [Series Designation] Letter of Credit. The registered owners of the Series [Series Designation] Bonds shall have no right to institute any action, suit or proceeding at law or in equity to enforce the Indenture, except as provided in the Indenture; provided, however, that nothing in the Indenture shall affect or impair the right of the registered owner of any Series [Series Designation] Bond to enforce the payment of the principal of, premium, if any, and interest on such Series [Series Designation] Bond from the source and in the manner herein expressed.

The Corporation has reserved the right to amend the Indenture and the Series Supplements, with the consent of those Credit Banks affected thereby; under some (but not all) circumstances, amendments thereto must also be approved by the owners of at least 51% or 100% in aggregate principal amount of the outstanding Bonds of each Series affected thereby.

[FORM OF REGISTRATION INFORMATION (ENHANCED SERIES)]

REGISTRATION INFORMATION

Under the terms of the Indenture, the Trustee will register a Series [Series Designation] Bond in the name of a transferee only if the owner of such Series [Series Designation] Bond (or its duly authorized representative) provides as much of the information requested below as is applicable to such owner prior to submitting this Series [Series Designation] Bond for transfer.

Name: ______________________________________________________________________________________________________

Address: ____________________________________________________________________________________________________

Social Security or Employer Identification Number: _________________________________________________________________

If a Trust, Name and Address of Trustee(s) and Date of Trust: _________________________________________________________

[FORM OF ASSIGNMENT (ENHANCED SERIES)]

ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto                                               the within Series [Series Designation] Bond, and does hereby irrevocably constitute and appoint                                                       attorney to transfer such Series [Series Designation] Bond on the books kept for registration and transfer of the within Series [Series Designation] Bond, with full power of substitution in the premises.

Dated: _____________________	___________________________________________________
NOTICE: The signature to this Assignment must correspond with the name as it appears upon the face of the within Series [Series Designation] Bond in every particular, without enlargement or alteration or any change whatsoever.

Signature guaranteed by:

___________________________________________________
NOTICE: The signature to this Assignment must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

FORM OF BOND (UNENHANCED SERIES)

[FACE OF BOND (UNENHANCED SERIES)]

UNITED STATES OF AMERICA

No. R-	$

PROVENA FOODS INC.

VARIABLE/FIXED RATE DEMAND BOND,

SERIES [SERIES DESIGNATION]

Dated Date	Maturity Date	Initial Mode	CUSIP No.
______________	______________	______________	______________

REGISTERED OWNER: ______________________________________________________________________________________

PRINCIPAL AMOUNT: _____________________________________________________________________________DOLLARS

THIS SERIES [SERIES DESIGNATION] BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIMES AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES AS DESCRIBED HEREIN.

WHILE IN THE DAILY RATE MODE OR THE FLOATING RATE MODE, THIS SERIES [SERIES DESIGNATION] BOND SHALL BE PURCHASED ON THE DEMAND OF THE OWNER AT THE TIMES AND IN THE MANNER HEREINAFTER DESCRIBED.

Provena Foods Inc., a California corporation (the “Corporation”), hereby promises to pay to the Registered Owner specified above, or registered assigns, the Principal Amount specified above on the Maturity Date specified above (or earlier as hereinafter provided), and to pay interest on the Principal Amount hereof from the Dated Date specified above at the rates per annum and on the dates set forth herein; provided, however, that such principal and interest are payable in the manner hereinafter described.

The principal of, premium, if any, and interest on this Series [Series Designation] Bond are payable in lawful money of the United States of America. The principal and premium, if any, payable upon maturity or earlier redemption of this Series [Series Designation] Bond are payable when due upon the presentation and surrender hereof at the principal corporate trust office of U.S. Bank National Association, in San Francisco, California, as trustee (the “Trustee”), or any successor. Each payment of interest on this Series [Series Designation] Bond shall be payable to the Registered Owner hereof as shown on the registration books kept by the Trustee as bond registrar (the “Bond Registrar”), at the close of business on the Business Day (but, during an Adjustable Rate Period or the Fixed Rate Period, the fifteenth day of the calendar month) next preceding the date on which such interest becomes due and payable (herein, a

“Record Date”). Interest on this Series [Series Designation] Bond shall be payable to the Registered Owner hereof by check or draft mailed by first-class mail on the respective Interest Payment Dates (as hereinafter defined) to the address of such Registered Owner as shown on the books kept by the Trustee as Bond Registrar at the close of business on the relevant Record Date, or to such other address as is furnished in writing to the Trustee (in form satisfactory to the Trustee) by such Owner prior to such Record Date. Registered Owners of $1,000,000 or more in aggregate principal amount of the Series [Series Designation] Bonds shall be entitled to receive interest payments by wire transfer by providing written wire instructions to the Trustee before the Record Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SERIES [SERIES DESIGNATION] BOND SET FORTH ON THE REVERSE SIDE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH IN THE TEXT OF THIS SERIES [SERIES DESIGNATION] BOND WRITTEN ABOVE.

This Series [Series Designation] Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee as Bond Registrar[, the Tender Agent as Co-Authenticating Agent] or any successor.

IN WITNESS WHEREOF, the Corporation has caused this Series [Series Designation] Bond to be executed in its name by the [manual/facsimile] signature of its [Authorized Representative] as of the date first above written.

PROVENA FOODS INC.

By

Authorized Representative

[FORM OF CERTIFICATE OF AUTHENTICATION]

This Series [Series Designation] Bond is hereby authenticated as required by Section 2.05 of the within-referenced Indenture of Trust.

Date of Authentication:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By

Authorized Representative

[REVERSE OF BOND (UNENHANCED SERIES)]

This Series [Series Designation] Bond represents one of a duly authorized issue of Variable/Fixed Rate Demand Bonds (the “Bonds”) of the Corporation, issued pursuant to an Indenture of Trust, dated as of December 1, 2003, as supplemented by a Series [Series Designation] Series Supplement, dated as of [Dated Date of Series Supplement] (collectively, the “Indenture”), between the Corporation and the Trustee; certain terms used and not defined in this Series [Series Designation] Bond are defined in the Indenture. This Series [Series Designation] Bond is one of the Corporation’s duly authorized Variable/Fixed Rate Demand Bonds, Series [Series Designation] (the “Series [Series Designation] Bonds”), which Series [Series Designation] Bonds have been issued in the aggregate principal amount of $[Principal Amount] to provide funds to the Corporation for its lawful and proper purposes.

Upon compliance with the conditions precedent specified in the Indenture, the Corporation may cause to be delivered to the Trustee, subsequent to the Closing Date for the Series [Series Designation] Bonds, a letter of credit, bank bond purchase agreement, revolving credit agreement, surety bond or insurance policy (the “Initial Series Letter of Credit”), against which the Trustee shall be entitled to draw, in accordance with the terms thereof, to pay, when and as due, the principal or purchase price of, and premium, if any, and interest on, the Series [Series Designation] Bonds. Should the Corporation so cause the Series [Series Designation] Bonds to become an Enhanced Series subsequent to the Closing Date for the Series [Series Designation] Bonds, the Corporation may, upon compliance with the conditions precedent specified in the Indenture, provide for the delivery to the Trustee of an Alternate Series Credit Facility to replace the Initial Series Letter of Credit. Should the Series [Series Designation] Bonds be converted from an Unenhanced Series to an Enhanced Series on other than a Conversion Date or an Adjustable Rate Reset Date, in accordance with the provisions of Section 4.05(b) of the Indenture, upon written notice from the Trustee of such conversion, the registered owner of this Series [Series Designation] Bond shall surrender this Series [Series Designation] Bond to the Trustee, and the Trustee shall exchange a fully executed and authenticated Series [Series Designation] Bond in the form applicable to an Enhanced Series for this Series [Series Designation] Bond. Additionally, upon any Conversion Date or Adjustable

Rate Reset Date with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds may, once again, become an Unenhanced Series.

The Series [Series Designation] Bonds are all issued under and entitled to the benefit and security of the Indenture to the extent set forth therein. Pursuant to the Indenture, the Corporation has pledged and assigned to the Trustee certain security for its obligation to pay the principal of, premium, if any, and interest on the Series [Series Designation] Bonds. Reference is made to the Indenture for a description of the security for the Series [Series Designation] Bonds and for the provisions thereof with respect to the nature and extent of the security granted by the Corporation to the Trustee thereunder with respect to the Series [Series Designation] Bonds, the rights, duties and obligations of the Corporation and the Trustee, the rights of the registered owners of the Series [Series Designation] Bonds, and the terms on which the Series [Series Designation] Bonds are issued and secured, to all of which provisions, and to all other provisions of the Indenture, the Registered Owner hereof by the acceptance of this Series [Series Designation] Bond assents.

The Series [Series Designation] Bonds shall be general obligations of the Corporation (ranking pari passu with all other senior unsecured debt of the Corporation), subject to the provisions of the Indenture pledging particular moneys, assets or revenues to the payment of particular Series of Bonds. The Series [Series Designation] Bonds constitute a valid claim of the registered owners thereof against the Series [Series Designation] Accounts established pursuant to, and the moneys held by the Trustee under, the Indenture and the Series [Series Designation] Series Supplement, which accounts and moneys are pledged and assigned for the equal and proportionate benefit of the registered owners of the Series [Series Designation] Bonds, and may be used for no purpose other than payment of the Series [Series Designation] Bonds. The obligations of the Corporation to make the payments required under this Series [Series Designation] Bond shall be absolute and unconditional, and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Trustee of any obligation to the Corporation or otherwise with respect to the Series [Series Designation] Bonds, or out of any indebtedness or liability at any time owing to the Corporation by the Trustee. Until such time as all of the Series [Series Designation] Bonds shall have been fully paid or redeemed, the Corporation will not suspend or discontinue any payments provided for herein.

The Corporation has established a book-entry-only system of registration for the Series [Series Designation] Bonds. Except as specifically provided otherwise in the Indenture, an agent will be the registered owner and will hold this Series [Series Designation] Bond on behalf of the beneficial owners hereof. By acceptance of a confirmation of purchase, delivery or transfer, the beneficial owners of this Series [Series Designation] Bond shall be deemed to have agreed to this arrangement. The agent, as registered owner of this Series [Series Designation] Bond, shall be treated as the owner hereof for all purposes.

I - Daily Rate Provisions

The provisions of this Part I shall apply during each Daily Rate Period with respect to the Series [Series Designation] Bonds.

During a Daily Rate Period with respect to the Series [Series Designation] Bonds when the Series [Series Designation] Bonds are held in a book-entry-only system by a nominee of The Depository Trust Company (“DTC”) or its successor, each beneficial owner of a beneficial interest in the Series [Series Designation] Bonds (other than any Corporation Bond) may demand the purchase of such beneficial owner’s beneficial interest (or portion thereof; provided that the portion thereof tendered is an Authorized Denomination; and provided, further, that the portion thereof retained is itself an Authorized Denomination) on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery to Gates Capital Corporation, as Remarketing Agent (the “Remarketing Agent”), at its office located at 100 Park Avenue, 30th Floor, New York, New York 10017, Attention: Trading and Underwriting Department, by 9:00 a.m., New York Time, on any Business Day, of a written irrevocable notice, which will be effective upon receipt, which states (a) the name and address of the beneficial owner; (b) the principal amount of such beneficial interest (and the portion thereof to be tendered, if less than the full principal amount thereof is to be tendered); and (c) the date on which such beneficial interest shall be so purchased, which date shall be a Business Day (and which date may be the date of the delivery of such notice to the Remarketing Agent). Such beneficial interest will be deemed to have been surrendered on the date specified in such notice.

During a Daily Rate Period with respect to the Series [Series Designation] Bonds and when a book-entry-only system is not in effect, any Series [Series Designation] Bond (other than any Corporation Bond) or portion thereof (provided that the portion thereof tendered is an Authorized Denomination; and provided, further, that the portion thereof retained is itself an Authorized Denomination) which is not due shall be purchased on the demand of the registered owner thereof on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery to a tender agent appointed by the Trustee upon the direction of the Corporation (the “Tender Agent”), at the address of the Tender Agent filed with the Trustee, by 9:00 a.m., New York Time, on any Business Day, of the following:

(a) a written irrevocable notice, which will be effective upon receipt, which states (i) the name and address of the registered owner; (ii) the principal amount of such Series [Series Designation] Bond (and the portion thereof to be tendered, if less than the full principal amount thereof is to be tendered) and the Series [Series Designation] Bond number; (iii) the date on which such Series [Series Designation] Bond shall be so purchased, which date shall be a Business Day (and which date may be the date of the delivery of such notice to the Tender Agent); and (iv) if the Series [Series Designation] Bond is not delivered with such notice as permitted in paragraph (b) below, that the registered owner agrees to deliver the Series [Series Designation] Bond (with all necessary endorsements and guarantees of signature) as specified in paragraph (b) below; and

(b) such Series [Series Designation] Bond (with all necessary endorsements and guarantees of signature) attached to the aforesaid notice; provided, however, that such Series [Series Designation] Bond shall be so purchased only if the Series [Series Designation] Bond delivered to the Tender Agent shall conform in all respects to the description thereof in the aforesaid notice; and provided, further, that if the registered owner of the tendered Series [Series Designation] Bond is an open-ended diversified management investment company (registered under the Investment Company Act of 1940, as amended), the delivery required under this paragraph (b) need not be made until 11:00 a.m., New York Time, on the date such Series [Series Designation] Bond is to be purchased from such registered owner. If a registered owner described in the last proviso of the preceding sentence fails to deliver such Series [Series Designation] Bond as required therein (an “Undelivered Series [Series Designation] Bond”), such Series [Series Designation] Bond shall nevertheless be deemed to have been delivered at the time and on the date required, and shall no longer be outstanding under the Indenture, and such registered owner thereafter shall be entitled only to the purchase price payable for such Series [Series Designation] Bond on such required delivery date, and such purchase price shall be paid to such registered owner only upon surrender of such Series [Series Designation] Bond to the Tender Agent.

IN THE EVENT OF A FAILURE BY AN OWNER OF SERIES [SERIES DESIGNATION] BONDS TO DELIVER ITS SERIES [SERIES DESIGNATION] BONDS ON OR PRIOR TO THE REQUIRED DELIVERY DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING INTEREST TO ACCRUE SUBSEQUENT TO THE PURCHASE DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS, AND ANY SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT AND SECURITY OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF THE PAYMENT OF THE PURCHASE PRICE THEREOF; AND THE TRUSTEE WILL NOT REGISTER ANY FURTHER TRANSFERS OF SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS.

While in the Daily Rate Mode, interest on the Series [Series Designation] Bonds shall be paid on the first Business Day of each month, commencing on the first Business Day of the month next succeeding the Closing Date (if the Series [Series Designation] Bonds are issued in the Daily Rate Mode) or a subsequent Daily Rate Conversion Date, and on the Maturity Date specified above if the Series [Series Designation] Bonds are in the Daily Rate Mode at such time (each, a “Daily Rate Interest Payment Date”), and shall be computed on the basis of a 365- or 366-day year for the actual number of days elapsed. Interest on the Series [Series Designation] Bonds shall accrue from and including the first day of the Daily Rate Period to and including the day before the first Daily Rate Interest Payment Date of such Daily Rate Period, and thereafter interest on the Series [Series Designation] Bonds shall accrue from and including each Daily Rate Interest Payment Date to and including the day next preceding the next Daily Rate Interest Payment Date except as otherwise provided in the Indenture. Interest on the Series [Series Designation] Bonds for each Interest Period shall be calculated as provided below and in the Indenture. During each Daily Rate Period, “Interest Period” shall mean the period from and including each day which is a Business Day to but excluding the next succeeding day which is a Business Day.

By 11:00 a.m., New York Time, on the first day of each Interest Period during a Daily Rate Period, the Remarketing Agent shall determine the Daily Rate applicable for such Interest Period. The Daily Rate for each Interest Period of a Daily Rate Period shall be calculated by the Remarketing Agent as the lowest rate which, in the sole judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, is necessary to permit the Series [Series Designation] Bonds to be sold at a price of par plus accrued interest, if any, on the first day of the applicable Interest Period; provided that in no case shall the Daily Rate be more than the Maximum Rate. In the event no Daily Rate is determined by the Remarketing Agent for an Interest Period during the Daily Rate Period, the Daily Rate for such Interest Period shall be the Daily Rate in effect for the immediately preceding Interest Period. Each determination of a Daily Rate by the Remarketing Agent shall be conclusive and binding upon the Corporation, the Trustee, the Tender Agent and the registered owners of the Series [Series Designation] Bonds.

During a Daily Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall be subject to redemption by the Corporation prior to maturity as follows:

(a) The Series [Series Designation] Bonds are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Daily Rate Interest Payment Date, upon 45-days’ prior written notice by the Corporation to the Trustee and the Remarketing Agent, at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium.

(b) The Series [Series Designation] Bonds are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption shall be less than $100,000) on the next Daily Rate Interest Payment Date for which timely notice of redemption can be given by the Trustee following the Completion Date at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the Series [Series Designation] Disbursement Account established under the Indenture and the Series [Series Designation] Series Supplement equal to an Authorized Denomination.

II - Floating Rate Provisions

The provisions of this Part II shall apply during each Floating Rate Period.

During a Floating Rate Period with respect to the Series [Series Designation] Bonds when the Series [Series Designation] Bonds are held in a book-entry-only system by a nominee of DTC or its successor, each beneficial owner of a beneficial interest in the Series [Series Designation] Bonds (other than Corporation Bonds) may demand the purchase of such beneficial owner’s beneficial interest (or portion thereof; provided that the portion thereof tendered is an Authorized Denomination; and provided, further, that the portion thereof retained is itself an Authorized Denomination) on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery to the Remarketing Agent, at its office located at 100 Park Avenue, 30th Floor, New York, New

York 10017, Attention: Trading and Underwriting Department, on any Business Day, of a written irrevocable notice, which will be effective upon receipt, which states (a) the name and address of the beneficial owner; (b) the principal amount of such beneficial interest (and the portion thereof to be tendered, if less than the full principal amount thereof is to be tendered); and (c) the date on which such beneficial interest shall be so purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Remarketing Agent. Such beneficial interest will be deemed to have been surrendered on the date specified in such notice.

During a Floating Rate Period with respect to the Series [Series Designation] Bonds and when a book-entry-only system is not in effect, any Series [Series Designation] Bond (other than any Corporation Bond) or portion thereof (provided that the portion thereof tendered is an Authorized Denomination; and provided, further, that the portion thereof retained is itself an Authorized Denomination) which is not due shall be purchased on the demand of the registered owner thereof on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery to a tender agent appointed by the Trustee upon the direction of the Corporation (the “Tender Agent”) at the address of the Tender Agent filed with the Trustee, on any Business Day, of the following:

(a) a written irrevocable notice, which will be effective upon receipt, which states (i) the name and address of the registered owner; (ii) the principal amount of such Series [Series Designation] Bond (and the portion thereof to be tendered, if less than the full principal amount thereof is to be tendered) and the Series [Series Designation] Bond number; (iii) the date on which such Series [Series Designation] Bond shall be so purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Tender Agent; and (iv) if the Series [Series Designation] Bond is not delivered with such notice as permitted in paragraph (b) below, that the registered owner agrees to deliver the Series [Series Designation] Bond (with all necessary endorsements and guarantees of signature) as specified in paragraph (b) below; and

(b) such Series [Series Designation] Bond (with all necessary endorsements and guarantees of signature) attached to the aforesaid notice; provided, however, that such Series [Series Designation] Bond shall be so purchased only if the Series [Series Designation] Bond delivered to the Tender Agent shall conform in all respects to the description thereof in the aforesaid notice; and provided, further, that if the registered owner of the tendered Series [Series Designation] Bond is an open-ended diversified management investment company (registered under the Investment Company Act of 1940, as amended), the delivery required under this paragraph (b) need not be made until 11:00 a.m., New York Time, on the date such Series [Series Designation] Bond is to be purchased from such registered owner. If a registered owner described in the last proviso of the preceding sentence fails to deliver such Series [Series Designation] Bond as required therein (an “Undelivered Series [Series Designation] Bond”), such Series [Series Designation] Bond shall nevertheless be deemed to have been delivered at the time and on the date required, and shall no longer be outstanding under the Indenture, and such registered owner thereafter shall be entitled only to the purchase price payable for such on such required delivery date, and such purchase price shall be paid to such registered owner only upon surrender of such Series [Series Designation] Bond to the Tender Agent.

IN THE EVENT OF A FAILURE BY AN OWNER OF SERIES [SERIES DESIGNATION] BONDS TO DELIVER ITS SERIES [SERIES DESIGNATION] BONDS ON OR PRIOR TO THE REQUIRED DELIVERY DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING INTEREST TO ACCRUE SUBSEQUENT TO THE PURCHASE DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS, AND ANY SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT AND SECURITY OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF THE PAYMENT OF THE PURCHASE PRICE THEREOF; AND THE TRUSTEE WILL NOT REGISTER ANY FURTHER TRANSFERS OF SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS.

While in the Floating Rate Mode, interest on the Series [Series Designation] Bonds shall be paid on the first Business Day of each month, commencing on the first Business Day of the month next succeeding the Closing Date (if the Series [Series Designation] Bonds are issued in the Floating Rate Mode) or a subsequent Floating Rate Conversion Date, and on the Maturity Date specified above if the Series [Series Designation] Bonds are in the Floating Rate Mode at such time (each, a “Floating Rate Interest Payment Date”), and shall be computed on the basis of a 360-day year for the actual number of days elapsed. Interest on the Series [Series Designation] Bonds shall accrue from and including the first day of the Floating Rate Period to and including the day before the first Floating Rate Interest Payment Date of such Floating Rate Period, and thereafter interest on the Series [Series Designation] Bonds shall accrue from and including each Floating Rate Interest Payment Date to and including the day next preceding the next Floating Rate Interest Payment Date except as otherwise provided in the Indenture. The Floating Rate for the initial Interest Period of a Floating Rate Period shall be calculated by the Remarketing Agent on or prior to the first day of the Floating Rate Period as provided below and in the Indenture. Interest on the Series [Series Designation] Bonds for each Interest Period subsequent to the initial Interest Period during a Floating Rate Period shall be calculated as provided below and in the Indenture. During each Floating Rate Period, “Interest Period” shall mean the period from and including the first day of the Floating Rate Period through and including the following Wednesday, and, after the first Interest Period of each Floating Rate Period, from and including Thursday of each week through and including the following Wednesday, whether or not such days are Business Days.

On Wednesday (unless Wednesday is not a Business Day, then Tuesday; unless Tuesday and Wednesday are not Business Days, then Thursday, whether or not a Business Day) of each week during a Floating Rate Period, with respect to each Interest Period after the initial Interest Period, the Remarketing Agent shall determine the Floating Rate for the following or (in the case of determinations made on Thursday) current Interest Period. The Floating Rate for each Interest Period of a Floating Rate Period shall be calculated by the Remarketing Agent as the lowest rate which, in the sole judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, is necessary to permit the Series [Series Designation] Bonds to be sold at a price of par plus accrued interest, if any, on the first day of the applicable Interest Period; provided that in no case shall the Floating Rate be more than the Maximum Rate. In the event no

Floating Rate is determined by the Remarketing Agent for an Interest Period, the Floating Rate for such Interest Period shall be the Floating Rate in effect for the immediately preceding Interest Period. Each determination of a Floating Rate by the Remarketing Agent shall be conclusive and binding upon the Corporation, the Trustee, the Tender Agent and the registered owners of the Series [Series Designation] Bonds.

During a Floating Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall be subject to redemption by the Corporation prior to maturity as follows:

(a) The Series [Series Designation] Bonds are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Floating Rate Interest Payment Date, upon 45-days’ prior written notice by the Corporation to the Trustee and the Remarketing Agent, at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium.

(b) The Series [Series Designation] Bonds are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption shall be less than $100,000) on the next Floating Rate Interest Payment Date for which timely notice of redemption can be given by the Trustee following the Completion Date at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the Series [Series Designation] Disbursement Account established under the Indenture and the Series [Series Designation] Series Supplement equal to an Authorized Denomination.

III - Adjustable Rate Provisions

The provisions of this Part III shall apply during each Adjustable Rate Period with respect to the Series [Series Designation] Bonds.

From and after each Adjustable Rate Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, the interest rate on the Series [Series Designation] Bonds shall be an Adjustable Rate as provided hereafter. Unless and until the Corporation elects and effects a conversion of the Series [Series Designation] Bonds from the Adjustable Rate Mode to another Mode, or a change in the duration of the Adjustable Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall automatically continue in the Adjustable Rate Mode with Adjustable Rate Periods containing a constant number of Adjustable Rate Interest Payment Dates; provided that if the period of time between the applicable Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds and the maturity date of the Series [Series Designation] Bonds contains fewer Adjustable Rate Interest Payment Dates than the immediately preceding

Adjustable Rate Period with respect to the Series [Series Designation] Bonds, the new Adjustable Rate Period with respect to the Series [Series Designation] Bonds shall end on the Maturity Date specified above. Upon conversion of the Series [Series Designation] Bonds to the Adjustable Rate Mode on an Adjustable Rate Conversion Date, or the setting of a new Adjustable Rate with respect to the Series [Series designation] Bonds on an Adjustable Rate Reset Date, the Adjustable Rate with respect to the Series [Series Designation] Bonds shall equal the lowest rate, which the Remarketing Agent, having due regard for prevailing financial market conditions, shall determine will permit the remarketing of the Series [Series Designation] Bonds on the Adjustable Rate Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate, at par plus accrued interest, if any, which interest rate shall be established by the Remarketing Agent (and agreed to by the Corporation) no later than 12:00 noon, New York Time, on the fifteenth day prior to the Adjustable Rate Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate; provided, however, that in no event shall the Adjustable Rate be more than the Maximum Rate. In the event no Adjustable Rate is determined by the Remarketing Agent (and agreed to by the Corporation) for an Adjustable Rate Period with respect to the Series [Series Designation] Bonds the duration of which has been automatically established as provided above, the Adjustable Rate for such Adjustable Rate Period with respect to the Series [Series Designation] Bonds shall be the Adjustable Rate in effect for the immediately preceding Adjustable Rate Period with respect to the Series [Series Designation] Bonds. The Remarketing Agent shall notify the Tender Agent, the Trustee and the Corporation of the Adjustable Rate with respect to the Series [Series Designation] Bonds, and such Adjustable Rate shall be conclusive and binding upon the Tender Agent, the Corporation, the Trustee and the Series [Series Designation] Bondholders.

While in the Adjustable Rate Mode, interest on the Series [Series Designation] Bonds shall be paid on each January 1 and July 1 and the Maturity Date specified above (if the conditions specified in Section 2.02(d) of the Indenture are met and the Series [Series Designation] Bonds are in the Adjustable Rate Mode at such time) (each, an “Adjustable Rate Interest Payment Date”), commencing on the January 1 or July 1 next succeeding the Adjustable Rate Conversion Date with respect to the Series [Series Designation] Bonds, and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

During an Adjustable Rate Period with respect to the Series [Series Designation] Bonds, no Series [Series Designation] Bondholders shall have the right to tender Series [Series Designation] Bonds for optional purchase pursuant to Article III of the Indenture.

During an Adjustable Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall be subject to redemption by the Corporation prior to maturity only as follows:

(a) The Series [Series Designation] Bonds are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Adjustable Rate Interest Payment Date, upon 45-days’ prior written notice by the Corporation to the Trustee and the Remarketing Agent, as set forth below, at the applicable redemption price

(expressed as a percentage of the principal amount to be redeemed) set forth below, plus accrued interest thereon to the date of redemption:

Length of Period (Expressed in Whole Years) *	Dates on Which Redemption is Allowed and Redemption Prices **
Greater Than 17	After 10 Years at 102%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 17 and Greater Than 10	After 6 Years at 102%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 10 and Greater Than 6	After 3 Years at 101½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 6 and Greater Than 4	After 2 Years at 101%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 4 and Greater Than 3	After 2 Years At 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 3 and Greater Than 2	After 1 Year at 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 2	After 1 Year, and on the Last Adjustable Rate Interest Payment Date of the Adjustable Rate Period, at 100%

*	The Adjustable Rate Period shall be rounded up to the next whole year if otherwise a partial year.

**	Measured from the start of the Adjustable Rate Period.

(b) The Series [Series Designation] Bonds are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption shall be less than $100,000) on the next Adjustable Rate Interest Payment Date for which timely notice of redemption can be given by the Trustee following the Completion Date at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the Series [Series Designation] Disbursement Account established under the Indenture and the Series [Series Designation] Series Supplement equal to an Authorized Denomination.

IV - Fixed Rate Provisions

The provisions of this Part IV shall apply during the Fixed Rate Period.

From and after the Fixed Rate Conversion Date with respect to the Series [Series Designation] Bonds, the interest rate on the Series [Series Designation] Bonds shall be the Fixed Rate as provided hereafter. Upon conversion to the Fixed Rate, the Fixed Rate with respect to the Series [Series Designation] Bonds shall be equal to the lowest rate, which the Remarketing

Agent, having due regard for prevailing financial market conditions, shall determine will permit the remarketing of the Series [Series Designation] Bonds on the Fixed Rate Conversion Date with respect to the Series [Series Designation] Bonds at par plus accrued interest, if any, which interest rate shall be established by the Remarketing Agent (and agreed to by the Corporation) no later than 12:00 noon, New York Time, on the fifteenth day prior to the Fixed Rate Conversion Date with respect to the Series [Series Designation] Bonds; provided, however, that in no event shall the Fixed Rate be more than the Maximum Rate. The Remarketing Agent shall notify the Tender Agent, the Trustee and the Corporation of the Fixed Rate with respect to the Series [Series Designation] Bonds, and such Fixed Rate shall be conclusive and binding upon the Tender Agent, the Corporation, the Trustee and the Series [Series Designation] Bondholders.

While in the Fixed Rate Mode, interest on the Series [Series Designation] Bonds shall be paid on each January 1 and July 1 and the Maturity Date specified above (each, a “Fixed Rate Interest Payment Date”), commencing on the January 1 or July 1 next succeeding the Fixed Rate Conversion Date with respect to the Series [Series Designation] Bonds, and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

During the Fixed Rate Period with respect to the Series [Series Designation] Bonds, no Series [Series Designation] Bondholders shall have the right to tender Series [Series Designation] Bonds for optional purchase pursuant to Article III of the Indenture.

During the Fixed Rate Period with respect to the Series [Series Designation] Bonds, the Series [Series Designation] Bonds shall be subject to redemption by the Corporation prior to maturity only as follows:

(a) The Series [Series Designation] Bonds are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Fixed Rate Interest Payment Date, upon 45-days’ prior written notice by the Corporation to the Trustee, as set forth below, at the applicable redemption price (expressed as a percentage of the principal amount to be redeemed) set forth below, plus accrued interest thereon to the date of redemption:

Length of Period (Expressed in Whole Years) *	Dates on Which Redemption is Allowed and Redemption Prices **
Greater Than 17	After 10 Years at 102%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 17 and Greater Than 10	After 6 Years at 102%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 10 and Greater Than 6	After 3 Years at 101½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 6 and Greater Than 4	After 2 Years at 101%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 4 and Greater Than 3	After 2 Years At 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 3 and Greater Than 2	After 1 Year at 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 2	After 1 Year at 100%

*	The Fixed Rate Period shall be rounded up to the next whole year if otherwise a partial year.

**	Measured from the start of the Fixed Rate Period.

(b) The Series [Series Designation] Bonds are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Series [Series Designation] Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption shall be less than $100,000) on the next Fixed Rate Interest Payment Date for which timely notice of redemption can be given by the Trustee following the Completion Date at a redemption price equal to the aggregate principal amount of the Series [Series Designation] Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the Series [Series Designation] Disbursement Account established under the Indenture and the [Series Designation] Series Supplement equal to an Authorized Denomination.

V – Conversion Provisions

The provisions of this Part V shall apply with respect to (a) conversion of the Series [Series Designation] Bonds from the Daily Rate Mode to the Adjustable Rate Mode, the Floating Rate Mode or the Fixed Rate Mode; (b) conversion of the Series [Series Designation] Bonds from the Floating Rate Mode to the Daily Rate Mode, the Adjustable Rate Mode or the Fixed Rate Mode; (c) conversion of the Series [Series Designation] Bonds from the Adjustable Rate Mode to the Daily Rate Mode, the Floating Rate Mode or the Fixed Rate Mode; or (d) conversion from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration within the Adjustable Rate Mode. The Series [Series Designation] Bonds shall not be converted from one Mode to another Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration, if an Event of Default with respect to the Series [Series Designation] Bonds shall have occurred and be continuing under the Indenture.

The interest rate on the Series [Series Designation] Bonds shall be converted from one Mode to another Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration within the Adjustable Rate Mode, if the Corporation shall notify the Trustee, the Tender Agent and the Remarketing Agent of its irrevocable election to effect such conversion, and together with such notice specifies the Interest Payment Date on which such conversion is to take place, and, if such conversion is to or within the Adjustable Rate Mode, the Adjustable Rate Interest Payment Date upon which such Adjustable Rate Period is to terminate (which Adjustable Rate Period shall be of at least six months duration), and delivers an opinion of Independent Counsel (which opinion shall be confirmed on the Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate) stating that such conversion is authorized or permitted by the Indenture. If the conversion is from the Daily Rate Mode or the Floating Rate Mode, the conversion date shall be the next Daily Rate Interest Payment Date or Floating Rate Interest Payment Date with respect to the Series [Series Designation] Bonds, as appropriate, not less than 45 days succeeding receipt by the Trustee, the Tender Agent and the Remarketing Agent of such notice of the Corporation’s election to effect such conversion. If the conversion is from or within the Adjustable Rate Mode, the conversion date shall be the Adjustable Rate Interest Payment Date upon which the then current Adjustable Rate Period with respect to the Series [Series Designation] Bonds is to terminate; provided that the Corporation has given the Trustee, the Tender Agent and the Remarketing Agent 45-days’ notice of its election to effect such conversion. The Series [Series Designation] Bonds shall be subject to mandatory tender and purchase on each Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate.

In the event any condition precedent to the conversion of the Series [Series Designation] Bonds from one Mode to another Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of another duration, is not fulfilled (including, but not limited to, the establishment of the appropriate interest rate for such Mode or Adjustable Rate Period), after the mandatory tender date with respect to the Series [Series Designation] Bonds the Series [Series Designation] Bonds shall continue in their then current Mode for the same period (in the case where the then current Mode is the Adjustable Rate Mode, and subject to Section 2.02(d) of the Indenture) and bear the same interest rate as was last borne by the Series [Series Designation] Bonds in such Mode. In the event Series [Series Designation] Bonds are not remarketed on the mandatory tender date and become Corporation Bonds, the Remarketing Agent shall be entitled to determine a new and higher Daily Rate, Floating Rate, Adjustable Rate or Fixed Rate with respect to the Series [Series Designation] Bonds, as appropriate (under the conditions and subject to the limitations provided above), effective on such date as the Remarketing Agent is able to remarket the Corporation Bonds in whole at a price of par plus accrued interest to such delivery date; but in any event such new rate shall not be in excess of the Maximum Rate. The determination of the new Daily Rate, Floating Rate, Adjustable Rate or Fixed Rate, as appropriate, by the Remarketing Agent shall be conclusive and binding on the Corporation, the Trustee, the Tender Agent and the Series [Series Designation] Bondholders.

At least 30 days prior to each Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate, the Trustee shall give to each Series [Series Designation] Bondholder notice by certified mail stating: (a) the Conversion Date or Adjustable Rate Reset Date with respect to the Series [Series Designation] Bonds, as appropriate; and (b) that on the Conversion Date or Adjustable Rate Reset Date, as appropriate, the Series [Series Designation] Bonds are subject to mandatory tender and purchase (or, if the Series [Series Designation] Bonds are held in a book-entry-only system, that the beneficial interests in the Series [Series Designation] Bonds are subject to mandatory purchase). In addition, if a book-entry-only system is not in effect with respect to the Series [Series Designation] Bonds, the notice shall further state: (i) that all owners who have not tendered Series [Series Designation] Bonds for purchase on the mandatory tender date will be deemed to have tendered their Series [Series Designation] Bonds for purchase on such date; and (ii) that any Series [Series Designation] Bonds not delivered to the Tender Agent on or prior to the mandatory tender date (“Undelivered Series [Series Designation] Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent on or prior to the mandatory tender date an amount of money sufficient to pay the purchase price of such Undelivered Series [Series Designation] Bonds on the mandatory tender date, shall be deemed to have been so purchased at the price of par plus accrued interest as of such date, and such Series [Series Designation] Bonds shall no longer be considered to be outstanding for purposes of the Indenture and shall no longer be entitled to the benefits of the Indenture, except for the payment of the purchase price thereof (and no interest shall accrue thereon subsequent to the mandatory tender date). IN THE EVENT OF A FAILURE BY AN OWNER OF SERIES [SERIES DESIGNATION] BONDS TO DELIVER ITS SERIES [SERIES DESIGNATION] BONDS ON OR PRIOR TO THE CONVERSION DATE OR ADJUSTABLE RATE RESET DATE WITH RESPECT TO THE SERIES [SERIES DESIGNATION] BONDS, AS APPROPRIATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE CONVERSION DATE OR ADJUSTABLE RATE RESET DATE WITH RESPECT TO THE SERIES [SERIES DESIGNATION] BONDS, AS APPROPRIATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS, AND ANY UNDELIVERED SERIES [SERIES DESIGNATION] BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT AND SECURITY OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF THE PAYMENT OF THE PURCHASE PRICE THEREOF; AND THE TRUSTEE WILL NOT REGISTER ANY FURTHER TRANSFERS OF SUCH UNDELIVERED SERIES [SERIES DESIGNATION] BONDS.

VI – General Provisions

The provisions of this Part VI shall apply at all times from and after the date of issuance of this Series [Series Designation] Bond.

Except during such period of time as the Series [Series Designation] Bonds are held under the Corporation’s book-entry-only system, or as described above with respect to demands for purchase during a Daily Rate Period or a Floating Rate Period with respect to the Series [Series Designation] Bonds, the ownership of this Series [Series Designation] Bond may be transferred (in an amount which is an Authorized Denomination; provided that the portion thereof retained is itself an Authorized Denomination) only upon presentation and surrender of this Series [Series Designation] Bond at the principal corporate trust office of the Trustee as Bond Registrar, together with an assignment duly executed by the Registered Owner hereof or its duly authorized attorney-in-fact in such form as shall be satisfactory to the Trustee, and subject to the provisions made therefor in the Indenture. Series [Series Designation] Bonds may be exchanged at the principal corporate trust office of the Trustee for a like aggregate principal amount of Series [Series Designation] Bonds of Authorized Denominations. The Trustee shall not be required to make any such transfer or exchange of any Series [Series Designation] Bond during the 10 Business Days immediately preceding the selection of Series [Series Designation] Bonds for redemption or, with respect to a Series [Series Designation] Bond, after such Series [Series Designation] Bond or any portion thereof has been selected for redemption.

Not less than 30 nor more than 45 days prior to any redemption date with respect to the Series [Series Designation] Bonds, the Trustee shall cause notice of the call for redemption, identifying each Series [Series Designation] Bond or portion thereof to be redeemed, given in the name of the Corporation, to be sent by first-class mail, postage prepaid, to the registered owner of each Series [Series Designation] Bond to be redeemed at the address of such registered owner shown on the books kept by the Trustee as Bond Registrar. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption of the Series [Series Designation] Bonds. By the date fixed for any such redemption, due provision shall be made with the Trustee for the payment of the principal of, premium, if any, and interest on the Series [Series Designation] Bonds to be redeemed on the date of redemption. If notice of redemption is given and if due provision for payment of the redemption price is made, all as provided in the Indenture, the Series [Series Designation] Bonds or portions thereof which are to be redeemed shall not bear interest after the date fixed for redemption, and shall not be entitled to any benefit or security under the Indenture, except for the right of the registered owner to receive the principal thereof, and premium and accrued interest thereon, out of the funds provided for such payment.

The Indenture permits the issuance of additional Series of Bonds, all of which, regardless of the times of issue or maturity, are to be of equal rank without preference, priority or distinction of any Bond of any Series issued under the Indenture over any other such Bond, except with respect to the Series Letters of Credit and Series Accounts held under the Indenture, which Series Letters of Credit and Series Accounts secure only the Series of Bonds to which they relate. No additional Series of Bonds may be issued under the Indenture if such issuance would result, by itself, in a reduction or withdrawal of the then current rating, if any, on the Series [Series Designation] Bonds.

Provisions may be made for the payment of amounts represented by the Series [Series Designation] Bonds as provided in the Indenture, in which event all liability of the Corporation to the owners of the Series [Series Designation] Bonds for the payment of such Series [Series Designation] Bonds shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds (but only for the period specified and as provided in the Indenture), without liability for interest thereon, for the benefit of the owners of the Series [Series Designation] Bonds, who shall thereafter be restricted exclusively to such funds for any claims of whatever nature under the Indenture or on, or with respect to, the Series [Series Designation] Bonds.

It is hereby certified and covenanted that this Series [Series Designation] Bond has been duly and validly authorized, issued and delivered; that all acts, conditions and things required or proper to be performed, exist and be done precedent to or in the authorization, issuance and delivery of this Series [Series Designation] Bond have been performed, existed and done in accordance with law; that the Series [Series Designation] Bonds are authorized general obligations of the Corporation (ranking pari passu with all other senior unsecured debt of the Corporation) secured by the Series [Series Designation] Series Accounts; and that the principal of, premium, if any, and interest on the Series [Series Designation] Bonds are payable additionally from and secured by any additional properties, revenues and receipts that constitute a part of the Trust Estate.

The Series [Series Designation] Bonds are secured by the Indenture, whereunder the Trustee undertakes to enforce the rights of the owners of the Series [Series Designation] Bonds and to perform other duties to the extent and under the conditions stated in the Indenture. In case an Event of Default with respect to the Series [Series Designation] Bonds shall occur, the principal of and interest on the Series [Series Designation] Bonds then outstanding may, and, under certain circumstances, shall, be declared to be due and payable immediately upon the conditions and in the manner provided in the Indenture. Under the circumstances provided in the Indenture, the Trustee may in its discretion, and upon written request of the registered owners of a majority in aggregate principal amount of the Series [Series Designation] Bonds then outstanding shall, waive any Event of Default with respect to the Series [Series Designation] Bonds and its consequences; provided, however, that an Event of Default with respect to the Series [Series Designation] Bonds arising from a default in the payment of the principal of, premium, if any, or interest on the Series [Series Designation] Bonds may not be so waived by the Trustee without the written consent of the registered owners of all of the Series [Series Designation] Bonds then outstanding. The registered owners of the Series [Series Designation] Bonds shall have no right to institute any action, suit or proceeding at law or in equity to enforce the Indenture, except as provided in the Indenture; provided, however, that nothing in the Indenture shall affect or impair the right of the registered owner of any Series [Series Designation] Bond to enforce the payment of the principal of, premium, if any, and interest on such Series [Series Designation] Bond from the source and in the manner herein expressed.

The Corporation has reserved the right to amend the Indenture and the Series Supplements, with the consent of those Credit Banks affected thereby; under some (but not all) circumstances, amendments thereto must also be approved by the owners of at least 51% or 100% in aggregate principal amount of the outstanding Bonds of each Series affected thereby.

[FORM OF REGISTRATION INFORMATION (UNENHANCED SERIES)]

REGISTRATION INFORMATION

Under the terms of the Indenture, the Trustee will register a Series [Series Designation] Bond in the name of a transferee only if the owner of such Series [Series Designation] Bond (or its duly authorized representative) provides as much of the information requested below as is applicable to such owner prior to submitting this Series [Series Designation] Bond for transfer.

Name:______________________________________________________________________________________________________

Address:____________________________________________________________________________________________________

Social Security or Employer Identification Number:________________________________________________________________

If a Trust, Name and Address of Trustee(s) and Date of Trust:_______________________________________________________

[FORM OF ASSIGNMENT (UNENHANCED SERIES)]

ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto                      the within Series [Series Designation] Bond, and does hereby irrevocably constitute and appoint                      attorney to transfer such Series [Series Designation] Bond on the books kept for registration and transfer of the within Series [Series Designation] Bond, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this Assignment must correspond with the name as it appears upon the face of the within Series [Series Designation] Bond in every particular, without enlargement or alteration or any change whatsoever.

Signature guaranteed by:

NOTICE: The signature to this Assignment must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

Section 2.04. Execution; Nature of Obligation. The Bonds shall be executed on behalf of the Corporation with the manual or facsimile signature of its Corporation Representative. All authorized facsimile signatures shall have the same force and effect as manual signatures. In case any officer of the Corporation whose signature or a facsimile thereof appears on a Bond shall cease to be such officer before the delivery of such Bond, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained an officer until delivery.

The Bonds shall be general obligations of the Corporation (ranking pari passu with all other senior unsecured debt of the Corporation), subject to the provisions hereof and of the Series Supplements pledging particular moneys, assets or revenues to the payment of particular Series of Bonds. Additionally, each Series of Bonds may be secured by a Series Letter of Credit; any Enhanced Series may become an Unenhanced Series upon compliance with the provisions of Section 4.05(e) hereof; and any Unenhanced Series may become an Enhanced Series upon compliance with the provisions of Section 4.05(b) hereof. The Bonds of each Series constitute a valid claim of the registered owners thereof against the related Series Accounts established pursuant to, and the moneys held by the Trustee in the related Series Accounts under, the Indenture and the related Series Supplement, which accounts and moneys are pledged and assigned for the equal and proportionate benefit of the registered owners of the Bonds of such Series and, subject to the prior interest of the registered owners of the Bonds of such Series if such Series of Bonds constitutes an Enhanced Series, for the repayment to the related Series Credit Bank of all amounts due and owing to such Series Credit Bank under the related Series Reimbursement Agreement, and may be used for no purpose other than payment of the Bonds of such Series, and payment to such Series Credit Bank. The obligations of the Corporation to make the payments required under the Bonds shall be absolute and unconditional, and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Trustee or the Credit Banks of any obligation to the Corporation or otherwise with respect to the Bonds, or out of any indebtedness or liability at any time owing to the Corporation by the Trustee or the Credit Banks. Until such time as all of the Bonds shall have been fully paid or redeemed, the Corporation will not suspend or discontinue any payments provided for herein.

Section 2.05. Conditions Precedent to Delivery of Bonds; Authentication. The Corporation shall execute and deliver the Bonds of any Series to the Trustee, and the Trustee shall, upon receipt by the Trustee of the purchase price for the Bonds of such Series, authenticate the Bonds of such Series and deliver them to the initial purchasers thereof. Bonds may be issued for any lawful and proper purposes of the Corporation. Prior to and as a condition precedent to the authentication and delivery of the Bonds of each Series there shall be filed with and delivered to the Trustee:

(a) copies, duly certified by an authorized representative of the Corporation, of the resolutions adopted by the board of directors of the Corporation authorizing the execution and delivery of this Indenture, the Offering Agreement, the related Series Supplement, the related Series Reimbursement Agreement, if any, the related Representation Letter and the related Offering Memorandum, and the issuance of the related Series of Bonds;

(b) original executed counterparts of the related Series Supplement, the related Series of Bonds and the related Series Letter of Credit, if any;

(c) certified copies of executed counterparts of this Indenture, the Offering Agreement, the related Series Reimbursement Agreement, if any, the related Representation Letter and the related Offering Memorandum;

(d) a written order of the Corporation, directed to the Trustee, instructing the Trustee to authenticate the related Series of Bonds and to make them available for delivery to the initial purchasers thereof upon payment to the Trustee for the account of the Corporation of the sum specified in such written order;

(e) an opinion of Independent Counsel substantially to the effect that (a) the related Series of Bonds is not subject to registration under the Securities Act of 1933, as amended (the “1933 Act”), or has been registered pursuant to the 1933 Act; and (b) this Indenture and the related Series Supplement are not subject to qualification under the Trust Indenture Act of 1939, as amended (the “1939 Act”), or have been qualified pursuant to the 1939 Act;

(f) certificates of the Corporation and the related Series Credit Bank, if any, substantially in the forms required by the Offering Agreement;

(g) evidence that the issuance of such Series of Bonds will not result, by itself, in a reduction or withdrawal of the then current rating, if any, on any other Series of Bonds; and

(h) opinions of counsel to the Corporation and the related Series Credit Bank, if any, substantially in the forms attached to the related Offering Memorandum.

No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond shall have been duly executed by the Trustee. Such executed certificate of authentication of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized officer or signatory of the Trustee, but it shall not be necessary that the same officer or signatory sign the certificates of authentication on all Bonds issued hereunder.

Section 2.06. Redemption of Bonds During Daily Rate Period or Floating Rate Period. The Bonds of a Series shall be subject to redemption by the Corporation prior to maturity during a Daily Rate Period or a Floating Rate Period relating to the Bonds of such Series only as follows:

(a) The Bonds of such Series are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Daily Rate Interest Payment Date or Floating Rate Interest Payment Date, as appropriate, upon 45-days’ prior written notice by the

Corporation to the Trustee, the related Series Credit Bank (if such Series of Bonds constitutes an Enhanced Series) and the Remarketing Agent, at a redemption price equal to the aggregate principal amount of the Bonds of such Series to be redeemed plus accrued interest thereon to the redemption date, without premium.

(b) The Bonds of such Series, if such Series of Bonds constitutes an Enhanced Series, are subject to mandatory redemption in whole on the last Daily Rate Interest Payment Date or Floating Rate Interest Payment Date, as appropriate, prior to the Expiration of the Term of the Series Letter of Credit, at a redemption price equal to the aggregate principal amount of the Bonds of such Series plus accrued interest thereon to the redemption date, without premium.

(c) The Bonds of such Series are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on the next Daily Rate Interest Payment Date or Floating Rate Interest Payment Date, as appropriate, for which timely notice of redemption can be given by the Trustee following the Completion Date with respect to the Bonds of such Series at a redemption price equal to the aggregate principal amount of the Bonds of such Series to be redeemed plus accrued interest thereon to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the related Series Disbursement Account established under the Indenture and the Series Supplement equal to an Authorized Denomination.

Section 2.07. Redemption of Bonds During Adjustable Rate Period or Fixed Rate Period. The Bonds of a Series shall be subject to redemption by the Corporation prior to maturity during an Adjustable Rate Period or the Fixed Rate Period relating to the Bonds of such Series only as follows:

(a) The Bonds of such Series are subject to optional redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on any Adjustable Rate Interest Payment Date or Fixed Rate Interest Payment Date, as appropriate, upon 45-days’ prior written notice by the Corporation to the Trustee, the related Series Credit Bank (if such Series of Bonds constitutes an Enhanced Series) and (during an Adjustable Rate Period with respect to the Bonds of such Series) the Remarketing Agent, as set forth below at the applicable redemption price (expressed as a percentage of the principal amount to be redeemed) set forth below, plus accrued interest thereon to the date of redemption:

Length of Period (Expressed in Whole Years) *	Dates on Which Redemption is Allowed and Redemption Prices **
Greater Than 17	After 10 Years at 102%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 17 and Greater Than 10	After 6 Years at 102%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 10 and Greater Than 6	After 3 Years at 101½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 6 and Greater Than 4	After 2 Years at 101%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 4 and Greater Than 3	After 2 Years At 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 3 and Greater Than 2	After 1 Year at 100½%, Declining by ½ of 1% Annually to 100%
Less Than or Equal to 2	After 1 Year, and on the Last Adjustable Rate Interest Payment Date of the Adjustable Rate Period, at 100%

*	The Adjustable Rate Period shall be rounded up to the next whole year if otherwise a partial year.

**	Measured from the start of the Adjustable Rate Period.

(b) The Bonds of such Series, if such Series of Bonds constitutes an Enhanced Series, are subject to mandatory redemption in whole on the last Adjustable Rate Interest Payment Date or Fixed Rate Interest Payment Date, as appropriate, prior to the Expiration of the Term of the Series Letter of Credit, at a redemption price equal to the aggregate principal amount of the Bonds of such Series plus accrued interest thereon to the redemption date, without premium.

(c) The Bonds of such Series are subject to mandatory redemption in whole or in part (and if in part in integral multiples of $5,000; provided that no Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is less than $100,000) on the next Adjustable Rate Interest Payment Date or Fixed Rate Interest Payment Date, as appropriate, for which timely notice of redemption can be given by the Trustee following the Completion Date relating to the Bonds of such Series at a redemption price equal to the aggregate principal amount of the Bonds of such Series to be redeemed plus accrued interest to the redemption date, without premium, to the extent of any moneys then remaining on deposit in the related Series Disbursement Account established under the Indenture and the related Series Supplement equal to an Authorized Denomination.

Section 2.08. Notice of Redemption; Notice of Mandatory Tender.

(a) To exercise a right of optional redemption reserved to the Corporation under Section 2.06(a) or 2.07(a) of this Indenture, on or before the Business Day before the forty-fifth day next preceding any date set for the redemption of a Series of Bonds, the Corporation shall give written notice (which notice shall be countersigned by the related Series Credit Bank if such Series of Bonds constitutes an Enhanced Series) to the Trustee of its intention to redeem the Bonds of such Series in whole or in part on such date, and shall specify therein the principal amount of Bonds of such Series to be redeemed. Upon the exercise of such option, the Corporation shall direct the Trustee to redeem Bonds of such Series in the principal amount and on the date specified in the notice referred to in the preceding sentence, and shall arrange for the Trustee to give the required notice of redemption of Bonds of such Series. The amount to be paid by the Corporation to the Trustee with respect to such redemption shall be the sum of (i) the redemption price (including any applicable redemption premium) then in effect for the Bonds of such Series to be redeemed; (ii) accrued interest thereon to the redemption date; and (iii) all fees and expenses of the Trustee and the Tender Agent relating to the Bonds of such Series to be redeemed accrued and to accrue through such redemption date.

By 12:00 noon, New York Time, on the Business Day before each redemption date with respect to a Series of Bonds, the Corporation shall pay to the Trustee, for deposit in the related Series Revenue Account of the Bond Fund, the amount set forth in the prior paragraph in immediately available funds. If such Series of Bonds constitutes an Enhanced Series, the Corporation directs the Trustee to apply such amounts, to the extent the related Series Credit Bank is not in default under the related Series Letter of Credit, to reimburse the related Series Credit Bank for amounts drawn under the related Series Letter of Credit to make such payments; however, if such Series of Bonds constitutes an Enhanced Series and the related Series Credit Bank is in default under the related Series Letter of Credit, or if such Series of Bonds constitutes an Unenhanced Series, the Corporation directs the Trustee to apply such amounts to pay the principal of, premium, if any, and interest on the Bonds of such Series so as to assure timely payment to the registered owners of the Bonds of such Series thereof on the date due. If such Series of Bonds constitutes an Enhanced Series, the Corporation hereby authorizes and directs the Trustee to draw moneys under the related Series Letter of Credit to pay the redemption price of Bonds of such Series to be redeemed.

Not less than 30 nor more than 45 days prior to any redemption date, the Trustee shall cause notice of the call for redemption, identifying each Bond or portion thereof to be redeemed, given in the name of the Corporation, to be sent by first-class mail, postage prepaid, to the Tender Agent, the related Series Credit Bank if such Series of Bonds constitutes an Enhanced Series, the Remarketing Agent and the Owner of each Bond to be redeemed at the address of such Owner shown on the Registration Books; provided, however, that neither the failure to give any such notice nor any defect in any notice so given shall affect the sufficiency or the validity of any proceedings for the redemption of the Bonds; and provided, further, that if such notice by mail shall not have been given with respect to a Bond delivered pursuant to Section 3.01 hereof and if such Bond shall be deemed to have been selected for redemption pursuant to Section 2.10 hereof, such notice may be given by the Trustee by telephone, telecopy (receipt confirmed by telephone) or telegram, confirmed in writing, as promptly as practicable to the Owner of such Bond, but failure to duly give such notice by telephone, telecopy or telegram or any defect therein shall not affect the validity of proceedings for the redemption of Bonds.

Each official notice of redemption shall state: (a) the redemption date; (b) the redemption price; (c) the CUSIP numbers of all Bonds being redeemed; (d) if less than all outstanding Bonds are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Bonds to be redeemed; (e) a statement that on the redemption date the redemption price will become due and payable upon each such Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after such date; and (f) the place where such Bonds are to be surrendered for payment of the redemption price, which place of payment shall be the principal corporate trust office of the Trustee.

(b) In addition to the official notice of redemption, if the Bonds of a Series are not then held under the Corporation’s book-entry-only system, further notice shall be given by the Trustee in the name of the Corporation as set out below; provided, however, that neither the failure to give any such notice nor any defect in any notice so given shall affect the sufficiency or validity of any proceedings for the redemption of the Bonds. Each further notice of redemption given hereunder shall contain the information required for an official notice of redemption plus: (i) the CUSIP numbers of all Bonds being redeemed; (ii) the date of issue of the Bonds as originally issued; (iii) the rate of interest borne by each Bond being redeemed; (iv) the maturity date of each Bond being redeemed; and (v) any other descriptive information needed to identify accurately the Bonds being redeemed.

Each further notice of redemption shall be sent at least 35 days before the redemption date by first-class mail or overnight delivery service to all registered securities depositories then in the business of holding substantial amounts of obligations of the type comprising the Bonds (such depositories now being The Depository Trust Company of New York, New York) and to one or more national information services, chosen in the discretion of the Trustee, that disseminate notice of redemption of obligations such as the Bonds.

(c) The Bonds of a Series shall be subject to mandatory tender and purchase on each Conversion Date, Adjustable Rate Reset Date and Substitution Date relating to such Series of Bonds. The Trustee shall, not later than 30 days prior to each Conversion Date, Adjustable Rate Reset Date and the Substitution Date with respect to a Series of Bonds, give the notice required by Sections 2.02(f)(v) and 4.05(c) hereof.

Section 2.09. Redemption Payments; Effect of Call for Redemption. On the date fixed for redemption of any Bond, funds for the payment thereof shall be on deposit in the Bond Fund representing (a) with respect to Enhanced Series, in the related Series Letter of Credit Account, the proceeds of draws under the Letter of Credit; or (b) in the related Series Revenue Account, moneys deposited by the Corporation with the Trustee. On the date so designated for redemption, notice having been given in the manner and under the conditions hereinabove provided, any Bond or portion thereof so called for redemption shall become and be due and payable at the redemption price provided for herein.

Section 2.10. Partial Redemption. If fewer than all of the Bonds of a Series shall be called for redemption, the portion of Bonds of such Series to be redeemed shall be selected by lot by the Trustee from among all Outstanding Bonds of such Series, and, for this purpose, each $5,000 increment of principal amount represented by any Bond of such Series shall be considered a separate Bond for purposes of selecting the Bonds of such Series to be redeemed; provided, however, that no Bond may be redeemed in part if the principal amount to be Outstanding following such partial redemption is not an Authorized Denomination. If it is determined that one or more, but not all, of the $5,000 increments of principal amount represented by any Bond is to be called for redemption, then, upon notice of intention to redeem such $5,000 increments of principal amount of such Bond, the Owner of such Bond, upon surrender of such Bond to the Trustee for payment to such Owner of the redemption price or the principal amount of such Bond called for redemption, shall be entitled to receive a new Bond or Bonds of the same Series in the aggregate principal amount of the unredeemed balance of the principal amount of such Bond. New Bonds representing the unredeemed balance of the principal amount of such Bonds shall be issued to the Owner thereof without charge therefor.

If the owner of any Bond of a denomination greater than $100,000 shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the $5,000 increments of principal amount called for redemption (and to that extent only).

Notwithstanding the foregoing provisions, the Trustee shall first redeem Pledged Bonds and Corporation Bonds (in that order) of the Series of Bonds being called for redemption.

While the Bonds of a Series are held in a book-entry-only system, it shall be the duty of the Remarketing Agent to effect a partial redemption of the beneficial interests in the Bonds of such Series in accordance with the foregoing provisions.

Section 2.11. DTC Book-Entry. The Bonds of each Series shall be initially issued in the name of “Cede & Co.,” as nominee for The Depository Trust Company (“DTC”), as registered owner of the Bonds of such Series, and held in the custody of DTC. A single Bond certificate with respect to each Series will be issued and delivered to DTC. The actual purchasers of the Bonds of such Series (the “Beneficial Owners”) will not receive physical delivery of Bond certificates except as provided herein. For as long as DTC shall continue to serve as securities depository for the Bonds of a Series as provided herein, all transfers of beneficial ownership interests will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Bonds of such Series is to receive, hold or deliver any Bond certificate.

For every transfer and exchange of Bonds of a Series held in the Corporation’s book-entry-only system, the Beneficial Owner may be charged a sum sufficient to cover such Beneficial Owner’s allocable share of any tax, fee or other governmental charge that may be imposed in relation thereto.

Bond certificates are required to be delivered to and registered in the name of the Beneficial Owner under the following circumstances:

(a) DTC determines to discontinue providing its service with respect to the Bonds of a Series. Such a determination may be made at any time by giving 30-days’

notice to the Corporation and the Trustee and discharging its responsibilities with respect thereto under any applicable law; or

(b) the Corporation determines to discontinue the system of book-entry transfers with respect to a Series of Bonds through DTC (or a successor securities depository).

The Corporation and the Trustee will recognize DTC or its nominee as the Bondowner for all purposes, including notices and voting.

Whenever, during the term of the Bonds of a Series, beneficial ownership thereof is determined by a book entry at DTC, the requirements in this Indenture of holding, delivering or transferring Bonds shall be deemed modified to require the appropriate person to meet the requirements of DTC as to registering or transferring the book entry to produce the same effect.

The Corporation, with the consent of the Trustee and the Remarketing Agent, may from time to time appoint a successor securities depository and enter into an agreement with such successor securities depository to establish procedures with respect to the Bonds not inconsistent with the provisions of this Indenture. Any successor securities depository shall be a “clearing agency” registered under Section 17A of the Securities Exchange Act of 1934.

Notwithstanding anything in this Indenture to the contrary, the Corporation and the Trustee hereby agree as follows with respect to the Bonds of each Series held in the Corporation’s book-entry-only system, if and to the extent any Bond of such Series is registered in the name of “Cede & Co.” as nominee of DTC: (a) the Trustee shall give DTC all special notices required by the related Representation Letter at the times, in the forms and by the means required by such Representation Letter; (b) the Trustee shall make payments to Cede & Co. at the times and by the means specified in the related Representation Letter; (c) Cede & Co. shall not be required to surrender Bonds which have been partially paid or prepaid to the extent permitted by the related Representation Letter; and (d) the Trustee shall set a special record date (and shall notify the registered owners of the Bonds thereof in writing) prior to soliciting any Bondholder consent or vote, such notice to be given not less than 15 calendar days prior to such record date (any Bond transferred by a registered owner subsequent to the establishment of the special record date and prior to obtaining such consent or vote shall have attached to it a copy of the notice to Bondholders by the Trustee).

If at any time DTC ceases to hold the Bonds of a Series, all references herein to DTC with respect to the Bonds of such Series shall be of no further force or effect.

ARTICLE III

PURCHASE AND REMARKETING OF BONDS

Section 3.01. Purchase of Tendered Bonds.

(a) In performing its duties hereunder, the Remarketing Agent or the Tender Agent, as the case may be, shall act as a conduit and not be considered to be purchasing Bonds or beneficial interests in Bonds for its own account and, in the absence of written notification from the Trustee, shall be entitled to assume that any Bond tendered or deemed tendered to the Tender Agent, or any beneficial interest in any Bond tendered or deemed tendered to the Remarketing Agent, for purchase is entitled under this Indenture to be so purchased. No acceptance of Bonds by the Tender Agent hereunder, and no acceptance of a direction to tender beneficial interests in Bonds by the Remarketing Agent hereunder, shall effect any merger or discharge of the indebtedness of the Corporation evidenced by the Bonds. The Tender Agent shall accept all Bonds properly tendered to it for purchase, and the Remarketing Agent shall accept all properly given directions to tender beneficial interests in Bonds, in accordance with the provisions of the Bonds as set forth in this Indenture; provided, however, that the Tender Agent shall not accept any Bonds tendered, and the Remarketing Agent shall not accept any directions to tender any beneficial interests in any Bonds, if at the time of the tender the principal of the Bonds of the related Series shall have been accelerated pursuant to Section 8.02 of this Indenture.

(b) The Remarketing Agent shall establish a separate and segregated trust fund to be designated the “Provena Foods Inc. Variable/Fixed Rate Demand Bonds-Purchase Fund” (the “Purchase Fund”). Upon the issuance of a Series of Bonds, the Remarketing Agent shall establish within the Purchase Fund, with respect to such Series of Bonds, a separate and segregated trust account to be designated the “Provena Foods Inc. Variable/Fixed Rate Demand Bonds-Series [Series Designation] Purchase Account (the “Series Purchase Account”). The Remarketing Agent shall hold all moneys delivered to it for the purchase of beneficial interests in Bonds of a Series in the related Series Purchase Account in trust and without investment, solely for the benefit of the persons delivering such moneys, until the beneficial interests in such Bonds purchased with such moneys have been designated by the Remarketing Agent as being held for the account of such persons.

In the event that the Bonds of a Series are no longer held in a book-entry-only system, the Tender Agent shall establish and hold the Purchase Fund and the Series Purchase Accounts. The Tender Agent shall hold all Bonds of a Series delivered to it in trust for the benefit of the respective Owners of Bonds delivering such Bonds until moneys representing the purchase price of such Bonds have been delivered to or for the account of such Owners of Bonds. The Tender Agent shall hold all moneys delivered to it for the purchase of Bonds of a Series in the related Series Purchase Account in trust and without investment, solely for the benefit of the persons delivering such moneys, until the Bonds purchased with such moneys have been delivered to or for the account of such persons.

The agent then holding the Purchase Fund (i.e., the Remarketing Agent or the Tender Agent, as the case may be), shall withdraw sufficient funds from the appropriate Series Purchase Account to pay the purchase price of tendered beneficial interests in Bonds or Bonds of such Series, as the case may be, as the same becomes due and payable.

(c) While the Bonds of a Series are held in a book-entry-only system, beneficial interests in the Bonds of such Series may be optionally tendered (or, if the

Bonds of such Series are no longer held in a book-entry-only system, the Bonds of such Series may be optionally tendered) for purchase during a Daily Rate Period or a Floating Rate Period with respect to such Series, and shall be deemed tendered for purchase on each Conversion Date, Adjustable Rate Reset Date and the Substitution Date with respect to such Series, as set forth in Sections 2.02 and 4.05(c) hereof and the forms of Bonds contained in Section 2.03 hereof.

Section 3.02. Remarketing of Tendered Bonds; Payment of Purchase Price.

(a) The Remarketing Agent shall use its best efforts to remarket (i) optionally tendered beneficial interests in Bonds, of which it has received notice of tender from a beneficial owner; (ii) optionally tendered Bonds, of which it has received notice of tender from the Tender Agent pursuant to subsection (b) of this Section; or (iii) mandatorily tendered beneficial interests in Bonds (if the Bonds are held in a book-entry-only system) or Bonds (if the Bonds are no longer held in a book-entry-only system), in each case at a price equal to 100% of the principal amount thereof plus accrued interest to the purchase date.

(b) Upon receipt of a duly tendered written notice of an optional tender of beneficial interest in Bonds or of an optional tender of Bonds, in each case conforming to the requirements in Section 2.02 hereof and the forms of Bonds set forth in Section 2.03 hereof, the Remarketing Agent or the Tender Agent, as applicable, shall notify the Remarketing Agent (if applicable), the Corporation, the related Series Credit Bank, if any, and the Trustee of the principal amount of Bonds (or beneficial interests therein) tendered and the date fixed for purchase, which date (i) shall be a Business Day (and may be the date of receipt of such notice) during a Daily Rate Period with respect to the related Series of Bonds; and (ii) shall be a Business Day not less than seven days from the date of receipt of such notice by the Tender Agent or the Remarketing Agent, as the case may be, during a Floating Rate Period with respect to the related Series of Bonds.

(c) By 11:30 a.m., New York Time, on each purchase date (whether optional or mandatory) during a Daily Rate Period with respect to a Series of Bonds, the Remarketing Agent shall give notice to the Tender Agent, the Corporation, the related Series Credit Bank, if any, and the Trustee of the principal amount of Bonds of such Series (or beneficial interest therein) remarketed, and, if the Bonds of such Series are no longer held in a book-entry-only system, the names, addresses and taxpayer identification numbers of the purchasers and the denominations in which the Bonds of such Series are to be issued to each purchaser. If less than all of the Bonds of a Series (or beneficial interests therein) to be tendered on such purchase date have been remarketed, the Remarketing Agent shall, in addition, notify the Trustee, the Tender Agent, the related Series Credit Bank, if any, and the Corporation by 11:30 a.m., New York Time, on each purchase date (whether optional or mandatory ) during a Daily Rate Period with respect to such Series of Bonds of the principal amount of Bonds of such Series (or beneficial interests therein) which have not been remarketed and the amount of accrued interest to be paid on such Bonds (or beneficial interests therein) on such purchase date. Purchasers of Bonds (or beneficial interests therein) which have been remarketed shall be required to deliver the purchase price thereof directly to the Remarketing Agent (if the Bonds are held in a book-entry-only system) or to the Tender Agent (if the Bonds are no longer held in a book-entry-only system), as the case may be, for deposit in the appropriate Series Purchase Account of the Purchase Fund not later than 11:30 a.m., New York Time, on each purchase date (whether optional or mandatory) during a Daily Rate Period with respect to such Bonds. By 11:30 a.m., New York Time, on each purchase date (whether optional or mandatory) during a Daily Rate Period with respect to a Series of Bonds, the Remarketing Agent (if the Bonds of such Series are held in a book-entry system) or the Tender Agent (if the Bonds of such Series are no longer held in a book-entry-only system), as the case may be, shall notify the Trustee, the Remarketing Agent, the related Series Credit Bank, if any, and the Corporation of any Bonds of such Series (or beneficial interests therein) which have been remarketed for which payment has not been received. If the foregoing notices with respect to a Series of Bonds have not been received by the Trustee by 11:30 a.m., New York Time, on the applicable purchase date with respect to such Series of Bonds, the Trustee shall presume that no Bonds of such Series (or beneficial interests therein) have been remarketed for purposes of the second paragraph of Section 6.04 hereof.

(d) By 5:00 p.m., New York Time, on the Business Day next preceding each purchase date (whether optional or mandatory) during a Floating Rate Period or an Adjustable Rate Period with respect to a Series of Bonds, the Remarketing Agent shall give notice to the Tender Agent, the related Series Credit Bank, if any, the Corporation and the Trustee of the principal amount of the Bonds of such Series (or beneficial interests therein) remarketed, and, if the Bonds of such Series are no longer held in a book-entry-only system, the names, addresses and taxpayer identification numbers of the purchasers and the denominations in which the Bonds of such Series are to be issued to each purchaser. If less than all of the Bonds of a Series (or beneficial interests therein) to be tendered on such purchase date have been remarketed, the Remarketing Agent shall, in addition, notify the Trustee, the Tender Agent, the related Series Credit Bank, if any, and the Corporation by 5:00 p.m., New York Time, on the Business Day next preceding the purchase date (whether optional or mandatory), of the principal amount of Bonds of such Series (or beneficial interests therein) which have not been remarketed and the amount of accrued interest to be paid on such Bonds (or beneficial interests therein) on such purchase date. Purchasers of Bonds of a Series (or beneficial interests therein) which have been remarketed shall be required to deliver the purchase price thereof directly to the Remarketing Agent (if the Bonds of such Series are held in a book-entry-only system) or to the Tender Agent (if the Bonds of such Series are no longer held in a book-entry-only system), as the case may be, for deposit in related Series Purchase Account of the Purchase Fund not later than 10:00 a.m., New York Time, on each purchase date (whether optional or mandatory) during a Floating Rate Period or an Adjustable Rate Period with respect to such Series of Bonds. By 10:30 a.m., New York Time, on each purchase date (whether optional or mandatory) during a Floating Rate Period or an Adjustable Rate Period with respect to a Series of Bonds, the Remarketing Agent (if the Bonds of such Series are held in a book-entry-only system) or the Tender Agent (if the Bonds of such Series are no longer held in a book-entry-only system), as the case may be, shall notify the Trustee, the Remarketing Agent (if applicable), the related Series Credit Bank, if any, and the Corporation of any Bonds of such Series (or beneficial interests therein) which have been remarketed for which payment has not been received. If by 5:00 p.m., New York Time, on the Business Day next preceding a purchase date with respect to a Series of Bonds during a Floating Rate Period or an Adjustable Rate Period with respect to such Series of Bonds, the Trustee does not receive the notice referred to in the first sentence of this Section 3.02(d) with respect to such Series of Bonds, and if such failure to notify the Trustee is not corrected by 10:00 a.m., New York Time, on the applicable purchase date with respect to such Series of Bonds, the Trustee shall presume that no Bonds of such Series (or beneficial interests therein) have been remarketed for purposes of the second paragraph of Section 6.04 hereof. The Trustee shall endeavor to notify the Remarketing Agent by telephone as soon as reasonably practicable upon its failure to receive notice by 5:00 p.m., New York Time, on the Business Day next preceding the applicable purchase date.

(e) By 12:00 noon, New York Time, on each purchase date with respect to an Enhanced Series (whether optional or mandatory) the Trustee shall, upon receipt of the notices described in subsection (c) or (d) above, as appropriate, draw upon the related Series Letter of Credit in an amount equal to the purchase price of: (i) any tendered Bonds of such Enhanced Series (or beneficial interests therein) not remarketed; and (ii) any tendered Bonds of such Enhanced Series (or beneficial interests therein) remarketed and for which payment has not been received; the related Series Credit Bank shall cause funds so drawn to be wired to the Remarketing Agent or the Tender Agent, as appropriate, not later than 3:00 p.m., New York Time, on the purchase date. By 3:00 p.m., New York Time, on each purchase date with respect to a Series of Bonds (whether optional or mandatory) the Corporation shall pay to the Remarketing Agent (if the Bonds of such Series are held in a book-entry-only system) or the Tender Agent (if the Bonds of such Series are no longer held in a book-entry-only system), as the case may be, in lawful money (immediately available) of the United States of America an amount equal to the purchase price of (A) any tendered Bonds of such Series (or beneficial interests therein) not remarketed; and (B) any tendered Bonds of such Series (or beneficial interests therein) remarketed and for which payment has not been received; provided that to the extent that payment has been made under a Series Letter of Credit pursuant to Section 3.03(b) hereof, the Corporation shall not be obligated to make such payment until the due date specified in the related Series Reimbursement Agreement.

(f) The Trustee shall, to the extent it has drawn funds under a Series Letter of Credit for the purchase of Bonds of the related Enhanced Series, authorize direct payment by the related Series Credit Bank to the Remarketing Agent or the Tender Agent, as appropriate.

(g) Notices pursuant to this Section shall be by telephone or telecopy (receipt confirmed in either case by telephone), or telegram, promptly confirmed in writing, except that any drawing under a Series Letter of Credit shall be in accordance with the terms thereof.

(h) Anything in this Indenture to the contrary notwithstanding, there shall be no obligation of the Remarketing Agent to remarket Bonds of a Series (or beneficial interests therein) if there shall have occurred and be continuing an Event of Default with respect to the Bonds of such Series under this Indenture.

(i) Any Bond (or beneficial interest therein) optionally tendered for purchase after the date on which the Trustee has notified the registered owners of the Bonds of the related Series of a Conversion Date with respect to the Bonds of such Series in accordance with the provisions of Section 2.02 hereof and the forms of Bonds set forth in Section 2.03 hereof shall not be remarketed unless the purchaser has been notified by the Remarketing Agent (if the Bonds of such Series are held in a book-entry-only system) or the Trustee (if the Bonds of such Series are no longer held in a book-entry-only system) of the conversion. Any such notice shall contain the same provisions as the notice required of the Trustee pursuant to Section 2.02(f)(v) of this Indenture. Any purchaser so notified must deliver a notice to the Trustee and the Remarketing Agent (if the Bonds of such Series are held in a book-entry-only system) or the Tender Agent (if the Bonds of such Series are no longer held in a book-entry-only system), as the case may be, stating that such purchaser will tender its Bonds (or its beneficial interest therein) for purchase on the Conversion Date with respect to the Bonds of such Series.

Section 3.03. Funds for Purchase Price of Bonds. On the date Bonds of a Series (or beneficial interests therein) are to be purchased pursuant to the provisions of this Indenture, the Remarketing Agent (if the Bonds of such Series are held in a book-entry-only system) or the Tender Agent (if the Bonds of such Series are no longer held in a book-entry-only system), as the case may be, shall deliver the purchase price to the tendering Bondholder (or the tendering beneficial owner) only from the funds listed below, in the order of priority indicated:

(a) the proceeds of the sale of such Bonds (or beneficial interests therein) which have been remarketed by the Remarketing Agent to any person other than the Corporation (or any “insider” of the Corporation within the meaning of the Federal Bankruptcy Code) prior to the time such Bonds (or beneficial interests therein) are to be purchased, and, if the Bonds of such Series are held in a book-entry-only system, delivered to the Remarketing Agent, or, if the Bonds of such Series are no longer held in a book-entry-only system, delivered to the Tender Agent, on the purchase date;

(b) moneys drawn under the related Series Letter of Credit if such Series of Bonds constitutes an Enhanced Series; and

(c) moneys deposited by the Corporation with the Remarketing Agent (if the Bonds of such Series are held in a book-entry-only system) or the Tender Agent (if the Bonds of such Series are no longer held in a book-entry-only system), as the case may be, which moneys shall be segregated by the Remarketing Agent or the Tender Agent, as appropriate, in a separate subaccount in the Series Purchase Account of the Purchase Fund apart from, and not commingled with, other moneys held by the Remarketing Agent or the Tender Agent, as appropriate, in such Series Purchase Account of the Purchase Fund.

Section 3.04. Delivery of Purchased Bonds. If the Bonds of a Series are held in a book-entry-only system, the Remarketing Agent shall designate beneficial interests in Bonds of such Series purchased with moneys described in Section 3.03(a) hereof as being held for the account of such purchasers. Beneficial interests purchased with moneys described in Section 3.03(b) hereof shall be designated by the Remarketing Agent as being held for the account of the Corporation indicating their status as Pledged Bonds, and disposed of pursuant to Section 3.06 hereof. Beneficial interests purchased with moneys described in Section 3.03(c) hereof shall be designated by the Remarketing Agent as being held for the account of the Corporation indicating their status as Corporation Bonds.

If the Bonds of a Series are no longer held in a book-entry-only system, the Tender Agent shall make available by 12:00 noon, New York Time, on a purchase date (whether optional or mandatory), at its Principal Office, Bonds of such Series purchased with moneys described in Section 3.03(a) hereof for receipt by the purchaser thereof. Bonds of such Series purchased with moneys described in Section 3.03(a) hereof shall be registered in the manner directed by the Remarketing Agent and delivered to the Remarketing Agent for redelivery to the purchasers thereof. Bonds purchased with moneys described in Section 3.03(b) hereof shall be delivered by the Tender Agent to the Trustee, and registered by the Trustee in the name of the Corporation indicating their status as Pledged Bonds, and disposed of pursuant to Section 3.06 hereof. Bonds purchased with moneys described in Section 3.03(c) hereof shall be registered in the name of the Corporation indicating their status as Corporation Bonds and delivered to the Corporation.

Section 3.05. Delivery of Proceeds of Sale of Purchased Bonds. Except in the case of the sale of Pledged Bonds, the proceeds of the sale of Bonds of any Series (or beneficial interests therein), to the extent not required to pay the purchase price thereof, shall be paid to or upon the order of the Corporation; and the proceeds of the sale of Pledged Bonds (or beneficial interests therein) shall be paid to or upon the order of the related Series Credit Bank.

Section 3.06. Custody Fund.

(a) There is hereby created by the Corporation and ordered established with the Remarketing Agent a separate and segregated trust fund to be designated the “Provena Foods Inc. Variable Fixed Rate Demand Bonds-Custody Fund” (the “Custody Fund”). Upon the issuance of a Series of Bonds, the Remarketing Agent shall establish within the Custody Fund, with respect to such Series of Bonds, a separate and segregated trust account to be designated the “Provena Foods Inc. Variable/Fixed Rate Demand Bonds-Series [Series Designation] Custody Account” (the “Series Custody Account”).

In the event the Bonds of a Series are no longer held in a book-entry-only system, the Trustee shall establish and hold the Custody Fund and the Series Custody Accounts.

(b) If a beneficial interest in a Bond of an Enhanced Series is purchased by the Remarketing Agent pursuant to Section 3.01 hereof with moneys drawn under the related Series Letter of Credit pursuant to Section 3.03(b) hereof, that beneficial interest shall be designated on the books of the Remarketing Agent as a Pledged Bond until released as herein provided, shall be designated as being held in the related Series Custody Account, and shall be released only upon receipt by the Remarketing Agent of an amount equal to the principal amount thereof plus accrued interest, if any, thereon to the date of purchase. The Remarketing Agent shall use its best efforts to remarket Pledged Bonds. If the

Remarketing Agent remarkets any Pledged Bond, the Remarketing Agent shall give a notice conforming to the notice described in the first sentence of Section 3.02(c) hereof, and shall direct the purchaser of such Pledged Bond to transfer, by 12:00 noon, New York Time, on the purchase date, the purchase price of such remarketed Pledged Bond to the Remarketing Agent. The Remarketing Agent shall transfer such purchase price to the related Series Credit Bank upon receipt thereof, and give all required notices, in accordance with the terms of the related Series Letter of Credit. The Remarketing Agent shall deliver remarketed Pledged Bonds to the purchasers thereof in accordance with Section 3.04 hereof.

If the Bonds of an Enhanced Series are no longer held in a book-entry-only system and a Bond of such Series is purchased by the Tender Agent pursuant to Section 3.01 hereof with moneys drawn under the related Series Letter of Credit pursuant to Section 3.03(b) hereof, that Bond shall be delivered to and held by the Trustee, shall be registered in the name of the Corporation (and shall thereafter constitute a Pledged Bond until released as herein provided), shall be deposited in the related Series Custody Account, and shall be released only upon receipt by the Trustee of an amount equal to the principal amount thereof plus accrued interest, if any, thereon to the date of purchase. The Remarketing Agent shall use its best efforts to remarket Pledged Bonds. If the Remarketing Agent remarkets any Pledged Bond, the Remarketing Agent shall give a notice conforming to the notice described in the first sentence of Section 3.02(c) hereof, and shall direct the purchaser of such Pledged Bond to transfer, by 12:00 noon, New York Time, on the purchase date, the purchase price of such remarketed Pledged Bond to the Trustee. The Trustee shall transfer such purchase price to the related Series Credit Bank upon receipt thereof, and give all required notices, in accordance with the terms of the related Series Letter of Credit. The Remarketing Agent shall designate remarketed Pledged Bonds to the purchasers thereof in accordance with Section 3.04 hereof.

(c) To the extent of amounts due and owing a Series Credit Bank under the related Series Reimbursement Agreement, the proceeds of the remarketing of Pledged Bonds shall be deposited into the Series Custody Account and held by the Remarketing Agent or the Trustee, as appropriate, for the account of, and in trust solely for, such Series Credit Bank, shall not be commingled with any other moneys held by the Remarketing Agent or the Trustee, as appropriate, and shall be paid over immediately to such Series Credit Bank.

(d) On each Interest Payment Date prior to the release of Pledged Bonds from a Series Custody Account, the Trustee shall (i) if the Bonds of the related Series are held in a book-entry-only system, cause the Remarketing Agent to notify DTC that the Remarketing Agent has waived payment on such Interest Payment Date with respect to such Pledged Bonds, and that the Trustee shall be paying the related Series Credit Bank with respect thereto directly from the related Series Revenue Account of the Bond Fund; and (ii) whether or not the Bonds of the related Series are held in a book-entry-only system, apply moneys on deposit in the related Series Revenue Account of the Bond Fund to the payment of the principal of and interest on such Pledged Bonds through direct transfer thereof to the related Series Credit Bank (which Series Credit Bank shall promptly acknowledge receipt of such payment in writing by facsimile transmission to the Trustee and the Remarketing Agent). Under no circumstances shall the Trustee either (A) draw on a Series Letter of Credit or use moneys in a Series Letter of Credit Account of the Bond Fund for purposes of making any payment with respect to Pledged Bonds; or (B) apply moneys on deposit in a Series Revenue Account of the Bond Fund for transfer to DTC in payment of any Pledged Bond.

(e) If, on any date prior to the release of Pledged Bonds from a Series Custody Account, all Bonds of the related Series are called for redemption pursuant to Article II hereof, or the Trustee declares an acceleration of the Bonds of the related Series pursuant to Section 8.02 hereof, such Pledged Bonds shall be deemed to have been paid, and shall thereupon be cancelled.

(f) It is recognized and agreed by the Remarketing Agent and the Trustee that Pledged Bonds are held for the benefit of the related Series Credit Bank as a first priority secured creditor.

Section 3.07. Special Rate Resetting. If any Bonds of a Series constitute Pledged Bonds or Corporation Bonds due to a failure in remarketing such Bonds on a mandatory tender date with respect to such Series of Bonds, the Remarketing Agent shall be entitled to determine a new and higher Daily Rate, Floating Rate, Adjustable Rate or Fixed Rate with respect to such Series of Bonds, as appropriate (under the conditions and subject to the limitations provided above), effective on such date as the Remarketing Agent is able to remarket such Pledged Bonds or Corporation Bonds in whole. Such new and higher rate with respect to such Series of Bonds shall be established by the Remarketing Agent in its sole judgment having due regard for prevailing financial market conditions at the lowest rate which will permit such Pledged Bonds or Corporation Bonds to be sold at a price of par plus accrued interest to such delivery date, but in any event such new and higher rate with respect to such Series of Bonds shall not be in excess of the Maximum Rate. The determination of a new and higher Daily Rate, Floating Rate, Adjustable Rate or Fixed Rate with respect to a Series of Bonds, as appropriate, by the Remarketing Agent shall be conclusive and binding upon the Corporation, the Trustee, the related Series Credit Bank, if any, the Tender Agent and the registered owners of the Bonds of such Series.

ARTICLE IV

GENERAL PROVISIONS

Section 4.01. Authorization for Indenture; Indenture to Constitute Contract. The Corporation is duly authorized under all applicable provisions of law to create and issue the Bonds and to execute and deliver this Indenture, and all action on the part of the Corporation required by its Certificate of Formation and Operating Agreement and by applicable law for the execution and delivery of this Indenture has been taken, and such action so required for the creation and issuance hereunder of the Bonds shall, prior to the creation and issuance thereof, have been duly and effectively taken. This Indenture is entered into in consideration of the purchase of the Bonds by the Bond Owners, the provisions of this Indenture shall be part of the contract of the Corporation with the Owners of the Bonds, and shall be deemed to be and shall constitute a contract among the Corporation, the Trustee and the Bond Owners. The provisions hereof are covenants and agreements with such Bond Owners, which the Corporation hereby determines to be necessary and desirable for the security and payment of the Bonds.

Section 4.02. Payment of Principal, Premium and Interest. The Corporation covenants that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on all Bonds issued under this Indenture at the place, on the dates and in the manner provided herein, therein and in any Series Supplement according to the true intent and meaning hereof and thereof. Should the Corporation ever make a regular debt service payment in an amount less than the full amount due and owing on the Bonds on any Interest Payment Date, the Trustee shall allocate such payment pro rata among all the Series Revenue Accounts of the Bond Fund.

By 12:00 noon, New York Time, on each Interest Payment Date with respect to a Series of Bonds, the Corporation shall pay to the Trustee, in immediately available funds, for deposit in the related Series Revenue Account of the Bond Fund, the principal of, premium, if any, and interest on the Bonds of such Series due on such Interest Payment Date; provided, however, that if such Series of Bonds constitutes an Enhanced Series and the related Series Credit Bank has paid the principal of, premium, if any, and interest on the Bonds of such Series due on the Interest Payment Date, the Corporation’s obligation to make such payments hereunder shall be satisfied. If such Series of Bonds constitutes an Enhanced Series, the Corporation directs the Trustee to apply amounts received by the Corporation, to the extent the related Series Credit Bank is not in default under the related Series Letter of Credit, to reimburse the related Series Credit Bank for amounts drawn under the related Series Letter of Credit to make such payments; however, if such Series of Bonds constitutes an Enhanced Series and the related Series Credit Bank is in default under the related Series Letter of Credit, or if such Series of Bonds constitutes an Unenhanced Series, the Corporation directs the Trustee to apply such amounts to pay the principal of, premium, if any, and interest on the Bonds of such Series so as to assure timely payment to the registered owners of the Bonds of such Series thereof on the date due.

Section 4.03. Performance of Covenants; Corporation Warranties. The Corporation covenants that it will faithfully comply with the stipulations and provisions required to be performed by it and contained in this Indenture, or in any of its proceedings pertaining hereto. The Bonds of each Series are and will be valid and binding general obligations of the Corporation (ranking pari passu with all other senior unsecured debt of the Corporation) enforceable in accordance with the terms thereof and hereof, except as enforcement thereof and hereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights of creditors and by the application of general principles of equity, if such remedies are pursued, and may be further secured by a related Series Letter of Credit. The Bonds of each Series constitute a valid claim of the registered owners thereof against the related Series Accounts established pursuant to, and the moneys held by the Trustee under, the Indenture with respect to such Series of Bonds.

Section 4.04. Instruments of Further Assurance. The Corporation covenants that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee or the Credit Banks reasonably may require for the better and more effectual assignment to the Trustee of all payments, revenues and other amounts payable under or with respect to the Letters of Credit and any other income and other moneys assigned hereby to the payment of the principal of, premium, if any, and interest on the Bonds. The Corporation further covenants that it will not create or suffer to be created any lien, encumbrance or charge upon its interest in the revenues and other amounts payable under or with respect to the Trust Estate, except the lien and charge granted hereby.

Section 4.05. Series Letters of Credit; Alternate Series Credit Facilities; Rating Requirement.

(a) Subject to paragraph (e) below, an Initial Series Letter of Credit shall be delivered to the Trustee simultaneously with the original issuance and delivery of the Bonds of each Enhanced Series, simultaneously with each Conversion Date relating to the Bonds of each Enhanced Series, and simultaneously with each Adjustable Rate Reset Date relating to the Bonds of each Enhanced Series; each such Initial Series Letter of Credit shall be substantially in the form attached to the Series Reimbursement Agreement pursuant to which it is issued.

(b) The Corporation shall have the option from time to time to provide the Trustee with an Initial Series Letter of Credit (substantially in the form attached to the Series Reimbursement Agreement pursuant to which it is issued) with respect to each Unenhanced Series in order to convert such Unenhanced Series into an Enhanced Series; provided that the Corporation delivers to the Trustee, not less than 45 days prior to the effective date thereof, (i) notice to the effect that such Initial Series Letter of Credit will be delivered; (ii) the date upon which such Initial Series Letter of Credit will be delivered, and whether such date will be a Conversion Date or an Adjustable Rate Reset Date; and (iii) a form thereof. On or prior to the effective date of such Initial Series Letter of Credit, the Corporation shall furnish to the Trustee (A) the prior written consent of the registered owners of all of the Bonds of such Unenhanced Series then outstanding; (B) an opinion of Independent Counsel to the effect that (1) delivery of such Initial Series Letter of Credit to the Trustee is authorized under, and complies with the terms of, this Indenture, (2) the presence of an Initial Series Letter of Credit (x) will not result in the Bonds of such Series being subject to registration under the Securities Act of 1933, as amended (the “1933 Act”), or that the Bonds of such Series have been registered pursuant to the 1933 Act; (y) will not result in this Indenture and the related Series Supplement being subject to qualification under the Trust Indenture Act of 1939, as amended (the “1939 Act”), or that this Indenture and the related Series Supplement have been qualified pursuant to the 1939 Act; and (z) will not cause the Bonds of such Series to violate any provision of the Securities Exchange Act of 1934, as amended; and (3) an opinion of counsel to the issuer of such Initial Series Letter of Credit in form and substance reasonably acceptable to the Trustee. No consent of the registered owners of the Bonds of an Unenhanced Series shall be required as a condition precedent to the delivery of an Initial Series Letter of Credit with respect to an Unenhanced Series if such delivery is to take place on a Conversion Date or an Adjustable Rate Reset Date with respect to such Unenhanced Series. Upon receipt of notice of the Corporation’s intent to deliver an Initial Series Letter of Credit on other than a Conversion Date or an Adjustable Rate Reset Date with respect to such Unenhanced Series, at least 30 days prior to the proposed effective date thereof the Trustee shall give written notice thereof to the registered owners of the Bonds of such Unenhanced Series then outstanding soliciting their written consent thereto; if within such 30-day period fewer than all of such registered owners consent thereto, such Initial Series Letter of Credit shall not take effect with respect to such Unenhanced Series.

(c) The Corporation shall have the option from time to time to provide the Trustee with an Alternate Series Credit Facility with respect to each Series of Bonds; provided that the Corporation delivers to the Trustee, not less than 45 days prior to the Substitution Date, (i) notice to the effect that such Alternate Series Credit Facility will be delivered and (ii) a form thereof. An Alternate Series Credit Facility shall be issued by a financial institution upon terms which shall in all material respects (other than those specific to one Mode, if such Series Letter of Credit is to be in effect during another Mode) be the same as the Series Letter of Credit it is intended to replace. Any Alternate Series Credit Facility shall be effective on or prior to the first day on which the Trustee may give notice of redemption under Section 2.06(b) or Section 2.07(b) of the Indenture with respect to the related Series of Bonds, and shall have a term ending at least 15 days after an Interest Payment Date. On or prior to the effective date of any Alternate Series Credit Facility to the Trustee, the Corporation shall furnish to the Trustee (A) an opinion of Independent Counsel stating that delivery of such Alternate Series Credit Facility to the Trustee is authorized under, and complies with the terms of, this Indenture; (B) written evidence from each Rating Agency then rating the Bonds of such Series (if the Bonds of such Series are then rated), to the effect that the appropriate Rating Agency has reviewed the proposed Alternate Series Credit Facility and that the substitution of the proposed Alternate Series Credit Facility for the Series Letter of Credit then in effect will not, by itself, result in a reduction of its long-term rating of such Series below “A” or its equivalent; and (C) an opinion of counsel to the issuer of such Alternate Series Credit Facility in form and substance reasonably acceptable to the Trustee. Upon receipt of notice of the Corporation’s intent to deliver an Alternate Series Credit Facility, the Trustee shall give notice to the registered owners of the Bonds of the related Series of such event pursuant to Section 9.03 of the Indenture.

The Bonds of a Series shall be subject to mandatory tender and purchase on the Substitution Date relating to such Series of Bonds. In the event any condition precedent to the substitution is not fulfilled, after the mandatory tender date the Bonds of such Series shall continue to be enhanced by the Series Letter of Credit. In the event Bonds of such Series are not remarketed on the mandatory tender date, the Trustee shall draw on the existing Series Letter of Credit, resulting in such Bonds becoming Pledged Bonds and the Remarketing Agent shall be entitled, in accordance with Section 3.07 hereof, thereafter to reset the Daily Rate, the Floating Rate or the Adjustable Rate relating to such Series of Bonds, as appropriate (under the conditions and subject to the limitations provided above), to such higher rate as is necessary to remarket the Pledged Bonds at par plus accrued interest, if any. The Trustee shall provide notice of the mandatory tender of Bonds to the registered owners of the Bonds pursuant to Section 2.08 hereof.

(d) If at any time there shall have been delivered to the Trustee an Alternate Series Credit Facility, together with the other documents and opinions required by this Section, then the Trustee shall accept such Alternate Series Credit Facility and promptly surrender the previously held related Series Letter of Credit to the issuer thereof, in accordance with the terms thereof for cancellation; provided, however, that the Trustee shall not surrender the related Series Letter of Credit until all payments required thereunder have been honored. If at any time there shall cease to be any Bonds Outstanding of an Enhanced Series under the Indenture, or if the related Series Letter of Credit expires in accordance with its terms, the Trustee shall promptly surrender the related Series Letter of Credit to the issuer thereof, in accordance with the terms thereof, for cancellation. The Trustee shall comply with the procedures set forth in the related Series Letter of Credit relating to the termination thereof.

(e) After each Conversion Date, Adjustable Rate Reset Date and Substitution Date with respect to a Series of Bonds, the Bonds of such Series shall be secured by an Initial Series Letter of Credit, unless (i) the Corporation provides to the Trustee and the Remarketing Agent an opinion of Independent Counsel to the effect that the absence of a Series Letter of Credit after the Conversion Date, Adjustable Rate Reset Date and or Substitution Date, as appropriate; (A) will not result in the Bonds of such Series being subject to registration under the Securities Act of 1933, as amended (the “1933 Act”), or that the Bonds of such Series have been registered pursuant to the 1933 Act, (B) will not result in this Indenture and the related Series Supplement being subject to qualification under the Trust Indenture Act of 1939, as amended (the “1939 Act”), or that this Indenture and the related Series Supplement have been qualified pursuant to the 1939 Act; and (C) will not cause the Bonds of such Series to violate any provision of the Securities Exchange Act of 1934, as amended; (ii) the Offering Agreement shall have been amended to provide such additional requirements and restrictions, if any, on the transfer of the Bonds of such Series, and the beneficial interests therein, as are deemed appropriate in the opinion of Independent Counsel for purposes of establishing compliance with all applicable securities laws, whether Federal or state; and (iii) to the extent the Bonds of such Series are no longer held in a book-entry-only system, the Bonds of such Series shall have had placed upon them such statements of restriction on transfer, if any, as are deemed appropriate in the opinion of Independent Counsel for purposes of establishing compliance with all applicable securities laws, whether Federal or state.

(f) After each Conversion Date, Adjustable Rate Reset Date and Substitution Date with respect to a Series of Bonds, the Bonds of such Series shall be rated by at least one Rating Agency, unless the Corporation provides to the Trustee and the Series Credit Bank, an opinion of Independent Counsel to the effect that the absence of a rating on the Bonds of such Series after such Conversion Date, Adjustable Rate Reset Date or Substitution Date is permitted by this Indenture and the related Series Supplement.

Section 4.06. Registration of Bonds; Trustee Appointed Bond Registrar; Persons Treated as Owners.

(a) Registration. The Trustee is hereby appointed as registrar of the Bonds and as such shall maintain the Registration Books as provided by this Indenture. The Registration Books shall note any Pledged Bond and Corporation Bond, and shall reflect the information required to be provided by Bond Owners in connection with the transfer of Bonds. At reasonable times and under reasonable regulations established by the Trustee, the Registration Books may be inspected and copied by the Corporation, the Credit Banks, the Tender Agent, the Remarketing Agent or the Owners (or designated representatives thereof) of at least 25% in aggregate principal amount of Bonds of a Series then Outstanding.

(b) Transfer and Exchange. The ownership of a Bond may be transferred (in the amount of any Authorized Denomination; provided, that any portion thereof retained is itself in an Authorized Denomination) only upon surrender thereof at the principal corporate trust office of the Trustee or, in the case of tenders pursuant to Article III hereof, at the Principal Office of the Tender Agent (as agent of the Trustee), accompanied by an assignment, duly executed by the Owner of such Bond or its duly authorized attorney-in-fact, in such form as shall be satisfactory to the Trustee or the Tender Agent, as the case may be, along with the address and social security number or Federal employer identification number of such transferee (or, if registration is to be made in the name of multiple individuals, of all such transferees) and, if such transferee is a trust, the name and address of the trustee(s) and the date of the trust of the proposed transferee. Upon the due presentation of any Bond for transfer and on request of the Trustee, the Corporation shall execute in the name of the transferee, and the Trustee or the Tender Agent (as agent of the Trustee) shall authenticate and deliver, a new fully registered Bond or Bonds of the same Series, in any Authorized Denomination, in an aggregate principal amount equal to the unmatured and unredeemed principal amount of such transferred fully registered Bond, and bearing interest at the same rate, and maturing on the same date, as such transferred Bond.

Bonds may be exchanged at the principal corporate trust office of the Trustee for a like aggregate principal amount of Bonds of Authorized Denominations of the same Series. All Bonds surrendered to the Trustee for exchange pursuant to this Section shall be cancelled by the Trustee and shall not be redelivered. Neither the Corporation nor the Trustee shall be required to make any such transfer or exchange of any Bond during the 10 Business Days immediately preceding the selection of the Bonds of the same Series for redemption or, with respect to a Bond, after such Bond or any portion thereof has been selected for redemption. Notwithstanding the foregoing provisions, the Trustee or the Tender Agent (as agent of the Trustee) shall authenticate and make available for receipt by the purchaser or purchasers of any Bond tendered or deemed to be tendered in accordance with the provisions of the forms of Bonds contained herein, against payment therefor, a new fully registered Bond or Bonds of the same Series, in any Authorized Denomination, in an aggregate principal amount equal to the principal amount of the Bond so deemed to be tendered.

The Trustee shall attach to each Bond issued in transfer or exchange for a Bond (or a portion of a Bond) called for redemption or mandatory tender a copy of the notice thereof.

(c) Charges. In all cases of the transfer of a Bond, the Trustee shall register at the earliest practicable time, on the Registration Books, such Bond in accordance with the provisions of this Indenture. The Corporation, the Tender Agent or the Trustee may

make a charge to the Bond Owner for every such transfer and every exchange of a Bond sufficient to reimburse it for any tax, reasonable transfer fee or other governmental charge required to be paid with respect to such transfer or exchange, and may demand that such charge be paid before any new Bond is delivered.

(d) Ownership. As to any Bond, the person in whose name the ownership of such Bond shall be registered on the Registration Books shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of, premium, if any, and interest on any such Bond shall be made only to or upon the order of the registered Owner thereof or its legal representative. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond, including the premium, if any, and interest thereon, to the extent of the sum or sums so paid.

(e) Beneficial Interests. While the Bonds of a Series are held in a book-entry-only system, it shall be the duty of the Remarketing Agent to effect transfers and exchanges of beneficial interests in the Bonds of such Series in accordance with the foregoing provisions.

Section 4.07. Cancellation. All Bonds which have been paid at maturity or redeemed prior to maturity shall not be reissued but shall be cancelled by the Trustee. All Bonds which are cancelled by the Trustee shall be disposed of by the Trustee, and a certificate of the disposition thereof shall be furnished promptly to the Corporation and, if such Bonds constitute part of an Enhanced Series, the related Series Credit Bank; provided, however, that if the Corporation shall so direct the Trustee, the Trustee shall forward the cancelled Bonds to the Corporation.

Section 4.08. Non-presentment of Bonds. If any check or draft representing payment of interest, principal, premium or purchase price on any Bond is returned to the Trustee or the Tender Agent or is not presented for payment by the payee thereof, or any Bond is not presented for payment of principal or premium at the maturity or redemption date, or purchase price at the purchase date, if amounts drawn under a Series Letter of Credit or the proceeds of a remarketing of the Bonds by the Remarketing Agent, or, during an Adjustable Rate Period or the Fixed Rate Period, proceeds of a drawing under a Series Letter of Credit and/or Government Obligations purchased with proceeds of a drawing under a Series Letter of Credit sufficient to pay such interest, or such principal and premium or purchase price, as is applicable, shall have been made available to the Trustee or the Tender Agent for the benefit of the Owner of the applicable Bond, all liability of the Corporation to the Owner of such Bond for such interest or such principal and premium or purchase price shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee or the Tender Agent to hold such proceeds and/or Government Obligations, without investing or reinvesting the same and without liability for interest thereon, for the benefit of the Owner of such Bond, who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on such Owner’s part under this Indenture or on, or with respect to, such Bond, and thereafter such Bond shall no longer be considered to be Outstanding. The Trustee’s or Tender Agent’s obligation to hold such proceeds and/or Government Obligations shall continue for a period equal to five years following the date on which the principal of all Bonds has become due, whether at maturity, or at the date fixed for redemption thereof, or otherwise, at which time the Trustee or the Tender Agent, upon payment of all fees and expenses due and owing to it and receipt of indemnity satisfactory to it, shall surrender any remaining funds so held to the Corporation. Following such surrender, any claim under this Indenture by the Owner of any Bond of whatever nature shall be made only upon the Corporation.

The provisions of this Section shall be subject to all applicable escheat and unclaimed property laws.

Section 4.09. Rights Under Certain Agreements and Series Letters of Credit. This Indenture, the documents executed by the Corporation in connection herewith and the Letters of Credit, duly executed counterparts or originals of which have been filed with the Trustee, set forth the covenants and the obligations of the Corporation, the Credit Banks and the Trustee. Reference is hereby made to such documents for detailed statements of the covenants and obligations set forth therein. The Corporation and the Trustee agree, subject to the provisions of Section 8.13 hereof, that the Trustee, for and on behalf of the Bond Owners, in its name or, to the extent permitted by law, may enforce all rights and obligations of the Corporation.

Section 4.10. Return of Series Letters of Credit. Upon the Expiration of the Term of the Series Letter of Credit, the Trustee shall immediately return the related Series Letter of Credit to the related Series Credit Bank in accordance with the terms thereof.

Section 4.11. Legal Existence of Corporation. Subject to Section 5.05 hereof, the Corporation covenants that it will at all times maintain its legal existence and will duly procure any necessary renewals and extensions thereof; will use its best efforts to maintain, preserve and renew all the rights, powers, privileges and franchises owned by it; and will comply with all valid acts, rules, regulations and orders of any legislative, executive, judicial or administrative body applicable to the Corporation in connection with the Bonds. The Corporation further warrants that it is, and covenants that throughout the term of this Indenture it will continue to be, a corporation qualified to do business in the State of California.

Section 4.12. Notice to Remarketing Agent and Rating Agencies. The Trustee shall provide the Remarketing Agent and each Rating Agency then rating a Series of Bonds, if the Bonds of such Series are then rated, with prompt written notice following the effective date of (a) the appointment of any successor Trustee, Tender Agent or Remarketing Agent; (b) any change in the identity of the related Series Credit Bank, if any; (c) any supplements or amendments to this Indenture, the related Series Reimbursement Agreement, if any, or the Offering Agreement; (d) the termination, expiration, extension or amendment of the related Series Letter of Credit, if any (irrespective of whether or not such termination, expiration, extension or amendment constitutes the “Expiration of the Term of the Series Letter of Credit” for purposes of Section 2.06(b) or 2.07(b) hereof); (e) the payment in full of all of the Bonds of such Series; (f) the giving of a notice of mandatory tender of the Bonds of such Series in connection with a Conversion Date or an Adjustable Rate Reset Date with respect to the Bonds of such Series; or (g) the delivery of an Alternate Series Credit Facility with respect to the Bonds of such Series if such Series of Bonds constitutes an Enhanced Series.

Section 4.13. Diminution of, or Encumbrance on, Trust Estate. The Corporation covenants not to sell, transfer, assign, pledge, release, encumber or otherwise diminish or dispose of, directly or indirectly, by merger or otherwise, or cause or suffer the same to occur, or create or allow to be created or to exist any lien upon, all or any part of its interests in the Trust Estate, except as expressly permitted by this Indenture.

Section 4.14. Books, Records and Accounts. The Trustee agrees to keep proper books for the registration of, and transfer of ownership of, each Bond, and proper books, records and accounts in which complete and correct entries shall be made of all transactions relating to the receipt, disbursement, investment, allocation and application of the proceeds received from the sale of the Bonds, the revenues received from the Corporation, the Letters of Credit, the Funds and Accounts created pursuant to this Indenture, and all other moneys held by the Trustee hereunder. Records shall be kept separately for each Series of Bonds. The Trustee shall, during regular business hours and upon reasonable prior notice, make such books, records and accounts available for inspection by the Corporation, the Credit Banks and the Bond Owners.

Section 4.15. Temporary Bonds. Until definitive Bonds are ready for delivery, there may be executed, and, upon written request of the Corporation, the Trustee or the Tender Agent shall authenticate and deliver, in lieu of definitive Bonds, but subject to the same limitations and conditions, temporary printed, engraved, lithographed or typewritten registered Bonds (without coupons) of the same Series, in any Authorized Denomination, substantially of the tenor hereinabove set forth for definitive Bonds, and with such omissions, insertions and variations as may be appropriate. If temporary Bonds of a Series shall be issued, as soon as is practicable the Corporation shall cause the definitive Bonds of such Series to be prepared and to be executed and deposited with the Trustee, and the Trustee or the Tender Agent, upon presentation to it at its principal corporate trust office or Principal Office, respectively, of any temporary Bond, shall cancel the same and authenticate and deliver in exchange therefor at the required location, without charge to the Owner thereof, a definitive Bond or Bonds of the same Series of an equal aggregate principal amount and bearing interest at the same rate as the temporary Bond or Bonds so surrendered. Until so exchanged the temporary Bonds shall be entitled in all respects to the same benefit and security of this Indenture as the definitive Bonds of the same Series to be issued and authenticated hereunder.

Section 4.16. Mutilated, Lost, Stolen or Destroyed Bonds.

(a) If any Bond is mutilated, lost, stolen or destroyed, the Trustee, upon written request, shall authenticate a new Bond, dated as provided in Article II hereof, of the same denomination and Series, and bearing interest at the same rate as the Bond mutilated, lost, stolen or destroyed; provided, however, that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and, in the case of any lost, stolen or destroyed Bond, there shall first be furnished to the Trustee evidence of such loss, theft or destruction satisfactory to the Trustee, together with indemnity covering the Trustee, the related Series Credit Bank, if any, and the Corporation satisfactory to the Trustee, and thereafter such purported lost, stolen or destroyed Bond shall not be deemed to be Outstanding hereunder other than for purposes of payment from the proceeds of the indemnity so provided. If any such Bond shall have matured, instead of issuing a duplicate Bond the Corporation may pay the same. The Trustee and the Corporation may charge the Owner of such Bond with their reasonable fees and expenses in connection with the issuance of any such duplicate Bond.

(b) Every substituted Bond issued pursuant to this Section shall be entitled to the benefit and security of this Indenture to the extent provided herein. If the Bond alleged to have been lost, stolen or destroyed shall be at any time enforceable by anyone, the Corporation shall pay such solely from the indemnity required above.

(c) All Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, lost, stolen or destroyed Bonds, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or of investment or other securities without their surrender.

ARTICLE V

REPRESENTATIONS AND COVENANTS

Section 5.01. Representations and Covenants of Corporation. The Corporation makes the following representations and covenants as the basis for its undertaking herein contained:

(a) The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of California, is duly qualified, in good standing and authorized to do business as a foreign corporation in each other jurisdiction in which it does business, where, because of the nature of its activities or properties, such qualification is required, has full power to execute and deliver this Indenture, is authorized and empowered to enter into the transactions contemplated by this Indenture and to carry out its obligations hereunder, and by proper action of its board of directors has been duly authorized to execute and deliver this Indenture and the Bonds.

(b) The execution and delivery of this Indenture on the Corporation’s part have been duly authorized by all necessary corporate action, and neither the execution and delivery of this Indenture, the consummation of the transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof, conflicts with or results in a material breach of the Articles of Incorporation or Bylaws or other organizational document of the Corporation or any agreement or instrument to which the Corporation is now a party or by which it or any of its property is bound, or constitutes a default (or would constitute a default with due notice or the passage of time or both) under any of the foregoing, or, except as described herein or as permitted by the Series Reimbursement Agreements, results in the creation or imposition of any prohibited lien, charge or encumbrance whatsoever upon any of the property or assets of the Corporation under the terms of any instrument or agreement to which the Corporation is now a party or by which it, or any of its property, is bound. The Corporation has performed all duties, undertaken all acts, made all findings, obtained all approvals, published all notices and held all hearings prerequisite to the issuance of the Bonds, and the execution and delivery of this Indenture.

(c) The Corporation has not and will not pledge or assign its interest in any Series Letter of Credit and the related Series Accounts other than to the Trustee under this Indenture to secure the related Series of Bonds.

(d) The execution and delivery of this Indenture, and the issuance of the Bonds hereunder, complies with all presently applicable rules, regulations, ordinances, resolutions and laws of the local, State and Federal governments.

(e) The Corporation will not purchase, or allow any “insider” (within the meaning of the Federal Bankruptcy Code) of the Corporation to purchase, any of the Bonds (other than Corporation Bonds).

Section 5.02. Administrative Expenses. The Corporation shall pay, or cause to be paid, an amount equal to (a) the reasonable fees and charges of the Trustee for its services rendered as Trustee under this Indenture, and its reasonable expenses, including reasonable fees and expenses of its counsel; (b) the reasonable fees and charges of the Tender Agent, if any, for acting as Tender Agent for the Bonds, and its reasonable expenses, including reasonable fees and expenses of its counsel; and (c) the reasonable fees and charges of the Remarketing Agent for acting as Remarketing Agent for the Bonds, and its reasonable expenses, including reasonable fees and expenses of its counsel.

If the Corporation should fail to make any of the payments required in this Section, the item or installment which the Corporation has failed to pay shall continue as an obligation of the Corporation until the same shall have been fully paid, with interest thereon at the Maximum Rate until paid in full.

The Corporation shall pay all costs of printing Bonds of any Series, if any Bonds of such Series are required to be printed after the Closing Date with respect to the Bonds of such Series.

Section 5.03. Obligations of Corporation Hereunder Unconditional. The obligations of the Corporation to make the payments required under this Indenture and the Bonds, and to perform and observe the other agreements contained herein, shall be absolute and unconditional, and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach of the Trustee or any Credit Bank of any obligation to the Corporation hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Corporation by the Trustee or any Credit Bank. Until such time as all of the Bonds shall have been fully paid or redeemed, the Corporation (a) will not suspend or discontinue any payments provided for herein; (b) will perform and observe all other agreements contained in this Indenture; and (c) will not terminate this Indenture for any cause, including, without limiting the generality of the foregoing, the occurrence of any acts or circumstances that may constitute failure of consideration, commercial frustration of purpose, any change in the tax or other laws of the United States of America or any political subdivision of thereof, or any failure of the Trustee or any Credit Bank to perform or observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with any Series Letter of Credit or this Indenture. Nothing contained in this Section shall be construed to release any Credit Bank from the performance of any of the agreements on its part contained in the related Series Letter of Credit, or to release the Trustee from the performance of any of the agreements on its part contained in this Indenture, and in the event the Trustee or any Credit Bank should fail to perform any such agreements on its part, the Corporation may institute such action against the Trustee or such Credit Bank as the Corporation may deem necessary to compel performance as long as such action does not abrogate the obligations of the Corporation contained in the first sentence of this Section. The Corporation may, however, at the Corporation’s own cost and expense and in the Corporation’s own name, prosecute or defend any action or proceeding or take any other action involving third persons which the Corporation deems reasonably necessary in order to secure or protect the Corporation’s rights hereunder.

Section 5.04. Release and Indemnification Covenants. The Corporation hereby agrees to indemnify and save the Tender Agent, the Remarketing Agent, the Trustee, the Credit Banks and their respective directors, officers, agents and employees harmless from and against all claims, losses and damages, including reasonable legal fees and expenses, arising out of any breach or default on the part of the Corporation in the performance of any of its obligations under the Series Reimbursement Agreements, the Bonds or this Indenture. In addition, the Corporation agrees to indemnify and hold the Trustee, the Credit Banks, the Remarketing Agent and the Tender Agent harmless against all liabilities which they may incur in the exercise and performance of their powers and duties under this Indenture and under any other agreement referred to in this Indenture, and for any fees and expenses of the Trustee, the Credit Banks, the Remarketing Agent and the Tender Agent to the extent funds are not available under this Indenture for the payment thereof. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Corporation under this Section, notify the Corporation in writing of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section; provided, however, that the failure of any indemnified party to give such notice to the Corporation shall reduce the liability of the Corporation under this Agreement to such party by the amount of damages directly attributable to the failure to give such notice. In case any such action is brought against any indemnified party, and it notifies the Corporation of the commencement thereof, the Corporation will be entitled to participate in and, to the extent that it may wish, to assume the defense thereof, with counsel approved by such indemnified party, such approval not to be unreasonably withheld. Any such indemnified party will reasonably cooperate with the Corporation in any investigation relating to such action, the defense of such action, and any attempts to settle or compromise any such action. After notice from the Corporation to such indemnified party of its assumption of the defense of any such action, the Corporation will not, except as hereinafter provided, be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the Corporation shall not have employed counsel to have charge of the defense of any such action within 30 days of receipt of notice from an indemnified party or if any such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Corporation (in which case the Corporation shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), legal and other expenses thereafter reasonably incurred by the indemnified party shall be borne by the Corporation.

No indemnification shall be deemed to be made under this Section or elsewhere in this Agreement for negligence or intentional misconduct by the Tender Agent, the Remarketing Agent, the Trustee, the Credit Banks and their respective directors, officers, agents and employees. The obligations of the Corporation under this Section shall survive the payment in full of the Bonds and the discharge of this Indenture.

Section 5.05. Corporation to Maintain Existence; Consolidation or Merger.

(a) Unless the Corporation complies with the following provisions of this Section and complies with any applicable requirements of each applicable Series Reimbursement Agreement, the Corporation agrees that as long as any Bonds are outstanding it will maintain its existence, will not dissolve, liquidate or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another corporation, limited liability company or entity or permit one or more other corporations, limited liability companies or other entities to consolidate with or merge into it. Any dissolution, liquidation, disposition, consolidation or merger shall be subject to the following conditions:

(i) the Corporation obtains (A) with respect to each Unenhanced Series, the written consent of the owners of all Bonds of such Unenhanced Series then outstanding; and (B) with respect to each Enhanced Series, the written consent of the Credit Banks providing Letters of Credit with respect to such Enhanced Series;

(ii) the Corporation provides a certificate to the Trustee, the Remarketing Agent and the Credit Banks, in form and substance satisfactory to the Trustee, the Remarketing Agent and the Credit Banks, to the effect that no Event of Default exists hereunder and that no Event of Default will be caused by the dissolution, liquidation, disposition, consolidation or merger;

(iii) the Corporation furnishes to the Trustee and the Remarketing Agent a written confirmation executed by the Credit Banks to the effect that enforceability of the Letters of Credit will not be adversely affected by the dissolution, liquidation, disposition, consolidation or merger;

(iv) the entity surviving the dissolution, liquidation, disposition, consolidation or merger assumes in writing the obligations of the Corporation hereunder and under the Bonds, the Offering Agreement, the Series Supplements, the Series Reimbursement Agreements and the Representation Letters;

(v) the Corporation or the entity surviving the dissolution, liquidation, disposition, consolidation or merger, within 10 days after execution thereof, furnishes to the Credit Banks, the Remarketing Agent and the Trustee a true and complete copy of the instrument of dissolution, liquidation, disposition, consolidation or merger;

(vi) neither the validity nor the enforceability of the Bonds, this Indenture, the Series Supplements, the Offering Agreement, the Series

Reimbursement Agreements or the Representation Letters is adversely affected by the dissolution, liquidation, disposition, consolidation or merger; and

(vii) no rating on any Series of Bonds, if any Series of Bonds is then rated, is reduced or withdrawn as a result of the dissolution, liquidation, disposition, consolidation or merger.

(b) As of the purported effective date of the dissolution, liquidation, disposition, consolidation or merger, the Corporation (at its cost) shall furnish to the Trustee, the Remarketing Agent and the Credit Banks an opinion of counsel, in form and substance satisfactory to the Trustee, the Remarketing Agent and the Credit Banks, as to the legal, valid and binding nature of item (iv) above, and as to item (vi) above.

ARTICLE VI

REVENUES AND FUNDS

Section 6.01. Application of Original Proceeds. The proceeds of the sale of the Bonds of each Series shall be deposited with the Trustee on the Closing Date pursuant to Sections 6.03 and 6.05 hereof, and applied in accordance with Sections 6.04 and 6.05 hereof for authorized and lawful purposes of the Corporation.

Section 6.02. Creation of Bond Fund. There is hereby created by the Corporation and ordered established with the Trustee a separate and segregated trust fund to be designated the “Provena Foods Inc. Variable/Fixed Rate Demand Bonds-Bond Fund” (the “Bond Fund”). Upon the issuance of a Series of Bonds, the Trustee shall establish within the Bond Fund, with respect to such Series of Bonds, two separate and segregated trust accounts to be designated the “Provena Foods Inc. Variable/Fixed Rate Demand Bonds-Series [Series Designation] Revenue Account” (the “Series Revenue Account”) and the “Provena Foods Inc. Variable/Fixed Rate Demand Bonds-Series [Series Designation] Letter of Credit Account” (the “Series Letter of Credit Account”).

Section 6.03. Payments into Bond Fund. There shall be deposited into the appropriate Series Accounts of the Bond Fund when received: (a) all payments specified in Section 4.02 hereof; (b) all moneys required to be so deposited in connection with any redemption of Bonds; (c) all revenues derived or received by the Trustee under or with respect to the Letters of Credit; (d) any amounts directed to be transferred into the Bond Fund pursuant to any provision of this Indenture; (e) all other moneys when received by the Trustee which are required to be deposited into the Bond Fund or which are accompanied by directions that such moneys are to be paid into the Bond Fund; and (f) all accrued interest, if any. Any amounts drawn under a Series Letter of Credit shall be held in the related Series Letter of Credit Account of the Bond Fund and shall not be commingled with any other moneys held by the Trustee. Any other amounts received for deposit in the Bond Fund shall be held in the appropriate Series Revenue Account of the Bond Fund and shall not be commingled with any other moneys held by the Trustee.

Section 6.04. Draws on Letters of Credit; Use of Moneys in Series Letter of Credit Accounts. On or before 12:00 noon, New York Time, on the Business Day immediately preceding each Interest Payment Date with respect to an Enhanced Series or date upon which Bonds of such Enhanced Series mature, are to be accelerated or are to be redeemed, the Trustee shall draw on the related Series Letter of Credit an amount which shall be sufficient for the purpose of paying the principal, premium and interest coming due and payable on such Enhanced Series (whether at maturity, upon prior redemption, or upon acceleration in accordance herewith) on such Interest Payment Date or such date upon which the Bonds of such Enhanced Series mature, are to be accelerated or are to be redeemed; provided, however, that the Trustee shall not draw on a Series Letter of Credit with respect to the payment of any Pledged Bond. The Series Credit Bank shall cause funds so drawn to be wired to the Trustee not later than 12:00 noon, New York Time, on the Interest Payment Date, maturity date, acceleration date or redemption date, as appropriate. All amounts derived by the Trustee with respect to a Series Letter of Credit shall be deposited in the related Series Letter of Credit Account of the Bond Fund upon receipt thereof by the Trustee.

On or before 12:00 noon, New York Time, on the date upon which the Bonds of an Enhanced Series are to be purchased, the Trustee shall draw on the related Series Letter of Credit an amount which, when added to the remarketing proceeds, if any, shall be sufficient for the purpose of paying the purchase price coming due and payable on the Bonds of such Enhanced Series (or beneficial interests therein) on such purchase date; provided, however, that the Trustee shall not draw on the related Series Letter of Credit with respect to the payment of any Pledged Bond. The Series Credit Bank shall cause funds so drawn to be wired to the Tender Agent (if the Bonds of such Enhanced Series are not held in a book-entry-only system) or the Remarketing Agent (if the Bonds of such Enhanced Series are held in a book-entry-only system) not later than 3:00 p.m., New York Time, on the purchase date. All amounts paid to the Tender Agent or the Remarketing Agent with respect to a Series Letter of Credit shall be deposited in the related Series Purchase Account.

Moneys derived from a Series Letter of Credit shall be used solely for the payment of the principal or purchase price of, premium, if any, and interest on Bonds of the related Enhanced Series (other than Pledged Bonds). The Corporation hereby authorizes and directs the Trustee, the Tender Agent and the Remarketing Agent to withdraw sufficient funds from each Series Letter of Credit Account of the Bond Fund or each Series Purchase Account of the Purchase Fund to pay the principal or purchase price of, premium, if any, and interest on Bonds of the related Enhanced Series as the same become due and payable; and, in the event of a default under a Series Letter of Credit, to use all moneys then on deposit in the related Series Revenue Account of the Bond Fund to pay principal of, and premium, if any, and interest on the Bonds of such Enhanced Series; which authorization and direction the Trustee, the Tender Agent and the Remarketing Agent hereby accept. Immediately following the honoring of any draw under a Series Letter of Credit, an amount equal to the amount of such draw shall be transferred from the related Series Revenue Account of the Bond Fund or the related Series Purchase Account of the Purchase Fund to the related Series Credit Bank as reimbursement for such draw.

Section 6.05. Creation of Disbursement Fund; Disbursements.

(a) There is hereby created by the Corporation and ordered established with the Trustee a separate and segregated trust fund to be designated the “Provena Foods Inc. Variable/Fixed Rate Demand Bonds-Disbursement Fund” (the “Disbursement Fund”).

Upon the issuance of a Series of Bonds, the Trustee shall establish within the Disbursement Fund, with respect to such Series of Bonds, a separate and segregated trust account to be designated the “Provena Foods Inc. Variable/Fixed Rate Demand Bonds-Series [Series Designation] Disbursement Account” (the “Series Disbursement Account”). All proceeds received by the Corporation upon the sale of the Bonds of a Series, other than accrued interest, if any, which shall be deposited in the related Series Revenue Account, shall be deposited in the related Series Disbursement Account, together with any other moneys required to be so deposited hereby. The Corporation hereby authorizes and directs the Trustee to disburse the moneys in each Series Disbursement Account upon presentment to the Trustee of written requests conforming to the requirements of paragraph (c) below.

(b) All proceeds of the each Series of Bonds, including moneys earned pursuant to the provisions hereof, remaining in the related Series Disbursement Account on the Completion Date with respect to such Series of Bonds established pursuant to Section 6.06 hereof shall be used by the Trustee for transfer to the related Series Revenue Account of the Bond Fund for application to the redemption of Bonds of such Series in accordance with Section 2.06(c) or 2.07(c) of this Indenture.

(c) Each disbursement from a Series Disbursement Account shall be made only upon receipt by the Trustee of a requisition signed by the Corporation Representative and approved by the related Series Credit Bank, if any, unless such approval is otherwise waived by the related Series Credit Bank in the Series Supplement, certifying:

(i) the requisition number;

(ii) the purpose to which such payment relates;

(iii) the payee, which may be the Trustee in the case of a requisition for payment of interest on the Bonds of such Series or for the payment of the fees and expenses of the Trustee relating to such Series of Bonds, and which may be the Corporation in the case of reimbursement for payments advanced by the Corporation;

(iv) the amount;

(v) the method of payment, whether check or wire transfer;

(vi) that the payment is due, is a proper charge against the related Series Disbursement Account and has not been the basis for any previous withdrawal from the related Series Disbursement Account;

(vii) that all the funds being requisitioned are being used for authorized and lawful purposes of the Corporation; and

(viii) that no Event of Default with respect to such Series of Bonds exists under this Indenture, and no condition, event or act which, with notice or the lapse of time, or both, would constitute or give rise to such an Event of Default exists.

Each requisition shall be consecutively numbered.

Nothing in this Section shall impose on the Trustee any obligation to see to the proper application of moneys disbursed from the Disbursement Fund in accordance with the requirements of this Section. In making disbursements from the Disbursement Fund, the Trustee may rely on requisitions delivered to it in conformance with the requirements of this Section.

(d) If an Event of Default with respect to a Series of Bonds occurs under this Indenture, and the Trustee declares the principal of all Bonds of such Series and the interest accrued thereon to be due and payable, no moneys may be paid out of the related Series Disbursement Account by the Trustee during the continuance of such an Event of Default, except into the related Series Revenue Account of the Bond Fund as and when necessary for the purposes of (i) paying the Bonds of such Series as due as a result of such Event of Default; or (ii) if such Series of Bonds constitutes an Enhanced Series, reimbursing the related Series Credit Bank for any draw under the related Series Letter of Credit to pay the Bonds of such Series due as a result of such Event of Default; provided, however, that if such an Event of Default shall be waived and such declaration shall be rescinded by the Trustee or the registered owners of the Bonds of such Series pursuant to the terms of this Indenture, the full amount of any such moneys in the Series Disbursement Account may again be disbursed by the Trustee in accordance with the provisions hereof.

(e) The Trustee shall keep and maintain adequate records pertaining to each Series Disbursement Account and all disbursements therefrom, and after the Completion Date with respect to the related Series of Bonds is certified as provided in Section 6.06 hereof, the Trustee shall file an accounting thereof with the Corporation and the related Series Credit Bank, if any,.

Section 6.06. Completion Certificates. The payment of all costs and expenses relating to a Series of Bonds shall be evidenced by the filing with the Trustee of a certificate of the Corporation Representative stating that, except for amounts retained by the Trustee for costs and expenses not then due and payable, or the liability for which the Corporation is in good faith contesting or disputing, all costs and expenses to be paid from the related Series Disbursement Account of the Disbursement Fund have been paid or provided for, and no further disbursements will be requested by the Corporation therefrom. Any balance remaining in the Series Disbursement Account after the Completion Date (other than any amount retained by the Trustee for costs not then due and payable or the liability for which the Corporation is contesting or disputing) which constitutes the largest Authorized Denomination shall be transferred to the related Series Revenue Account of the Bond Fund and applied to the redemption of the Bonds of the related Series pursuant to Section 2.06(c) or 2.07(c) hereof, as appropriate, and any amounts remaining on deposit that do not equal an Authorized Denomination shall be transferred to the related Series Revenue Account of the Bond Fund and used to pay interest on the Bonds of such Series on the next Interest Payment Date relating thereto.

Section 6.07. Investment of Moneys. Subject to the restrictions hereinafter set forth in this Section, moneys held in the Bond Fund and the Disbursement Fund shall be invested and reinvested by the Trustee upon written directions of the Corporation in Qualified Investments, maturing no later than the date on which such moneys will be required to be paid out hereunder; provided that any moneys held in the Series Letter of Credit Accounts of the Bond Fund shall be invested and reinvested solely in Government Obligations, maturing no later than the date on which such moneys will be required to be paid out hereunder. Moneys held in the Purchase Fund shall not be invested by the Remarketing Agent or the Tender Agent. All investment instructions hereunder shall be provided in writing to the Trustee no later than one Business Day prior to the making of the investment directed therein. The Trustee may make any and all such investments through its own investment department, or through any of its affiliates or subsidiaries. The Trustee shall be entitled to rely on all written investment instructions provided by the Corporation hereunder. The Trustee shall not be responsible or liable for the performance of any such investments or for keeping the moneys held by it hereunder fully invested at all times. Absent the provision of investment instructions hereunder, the Trustee shall not make any investment of the moneys held pursuant hereto; provided, however, that the Trustee shall notify the Corporation in the event any moneys are being held uninvested pursuant hereto. Any obligations acquired by the Trustee as a result of such investment or reinvestment shall be held by or under the control of the Trustee (except for such investments held in book entry form) and shall be deemed to constitute a part of the Fund or Account from which the moneys used for its purchase were taken. All investment income shall be retained in the Fund or Account to which the investment is credited from which such income is derived, and (a) with respect to the Disbursement Fund shall be available for the purposes set forth in Section 6.05 hereof; and (b) with respect to the Bond Fund shall be available for the purposes set forth in Section 6.04 hereof (and to the extent so available shall serve as a credit against the amount due from the Corporation on the next succeeding payment date).

Section 6.08. Moneys Held in Trust. All moneys required to be deposited with or paid to the Trustee for the account of any Fund or Account (other than the Series Custody Accounts) under any provisions of this Indenture shall be held by the Trustee in trust, and, except for moneys deposited with or paid to the Trustee for redemption of Bonds, notice of the redemption for which has been duly given, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the security interest created hereby.

Section 6.09. Repayments from Indenture Funds. Any amounts remaining in the Series Accounts created under this Indenture, after payment or provision for payment in full of the Bonds of the related Series in accordance with Article VII hereof, the fees, charges and expenses of the Trustee, the Tender Agent, the Remarketing Agent and any co-trustee appointed hereunder relating to such Series of Bonds, and all other amounts required to be paid hereunder with respect to such Series of Bonds shall be paid, upon the expiration of, or upon the sooner termination of, the terms of this Indenture, in the following order of priority: (a) should a deficit exist in any Series Revenue Account, such moneys shall be deposited pro rata in all Series Revenue Accounts for which there exists a deficit; (b) should any Credit Bank be owed money under a Series Reimbursement Agreement (as evidenced by written notice given to the Trustee by the Credit Bank), such moneys shall be paid pro rata to all Credit Banks so owed money; and (c) should there be any balance, such moneys shall be paid to the Corporation.

Section 6.10. Custody of Funds and Accounts. All Funds and Accounts created pursuant to this Indenture and held by the Trustee shall be held in trust, in the name of the Corporation, for the benefit of the Bondholders and, to the extent of amounts owed by the Corporation to the Credit Banks under the Series Reimbursement Agreements, on a subordinated basis for the benefit of the Credit Banks; provided that each Series Custody Account shall be held in trust for the benefit of the related Series Credit Bank only.

ARTICLE VII

DISCHARGE OF INDENTURE

Section 7.01. Discharge. If the Corporation shall pay or cause to be paid, or there shall be otherwise paid, or provision shall be made for the payment of, the principal, premium, if any, and interest due or to become due on the Bonds of a Series at the times and in the manner stipulated therein, and if the Corporation shall not then be in default under any of the other covenants and promises in the Bonds of such Series and this Indenture to be kept, performed and observed by it or on its part, and if the Corporation shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof or of the Bonds of such Series (and the Trustee shall have paid all amounts, if any, payable to the related Series Credit Bank, if any, pursuant to Section 6.09 hereof and the related Series Letter of Credit, if any, shall have been returned to the related Series Credit Bank, if any, for cancellation), then, except for the rights of the Trustee under Section 9.02 hereof, these presents and the interests in the Trust Estate and rights hereby granted with respect to such Series of Bonds shall cease, determine and be void, and the Trustee shall take such actions as may be necessary to evidence the cancellation and discharge of the lien of this Indenture with respect to such Series of Bonds. While a Series of Bonds is in the Adjustable Rate Mode or the Fixed Rate Mode, a Bond of such Series shall be deemed to be paid within the meaning of this Article VII and for all purposes of this Indenture when (a) payment of the principal of and the applicable redemption premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Indenture, or otherwise), shall have been provided to the Trustee by irrevocably depositing with the Trustee, in trust, and the Trustee shall have irrevocably set aside exclusively for such payment, any combination of (i) if such Bond constitutes part of an Enhanced Series moneys drawn under the related Series Letter of Credit, or if such Bond constitutes part of an Unenhanced Series moneys paid by the Corporation, sufficient to make such payment; and/or (ii) Government Obligations (purchased with moneys drawn under the related Series Letter of Credit if such Bond constitutes part of an Enhanced Series, or moneys paid by the Corporation if such Bond constitutes part of an Unenhanced Series) not subject to redemption or prepayment and maturing as to principal and interest in such amounts and at such times as will, in the opinion of an independent certified public accountant delivered to the Trustee, provide sufficient moneys, without reinvestment of any matured amounts, to make such payment without reinvestment (and there shall be no such reinvestment); (b) the Trustee shall have been given irrevocable written instructions to call all outstanding Bonds of such Series for redemption on a date certain, if such Bonds are to be called for redemption prior to maturity; and (c) all necessary and proper fees, compensation and expenses of the Trustee and the Tender Agent pertaining to the Bonds of such Series shall have been paid or the payment thereof provided for to the satisfaction of the Trustee.

If the Corporation shall comply with the provisions of the prior paragraph with respect to all the Bonds of a particular Series, the Bonds of such Series shall no longer be entitled to the benefit of the Trust Estate or any rights hereunder.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

Section 8.01. Events of Default. Each of the following events is hereby defined as, and declared to constitute, an “Event of Default” under this Indenture with respect to each Series of Bonds, independently from any other Series of Bonds:

(a) default in the due and punctual payment of the principal or purchase price of, premium, if any, or interest on any Outstanding Bond of a particular Series, whether at the stated maturity thereof, upon the purchase date thereof, upon any proceedings for redemption thereof, or upon the maturity thereof by declaration of acceleration;

(b) default by the Corporation in its performance or observance of any of the other covenants, agreements or conditions contained in this Indenture, and the continuation thereof for the period after notice specified in Section 8.12 hereof;

(c) if such Series of Bonds constitutes an Enhanced Series, receipt by the Trustee of a written notice from the related Series Credit Bank following a drawing under the related Series Letter of Credit with respect to the payment of interest on the Bonds of such Series, which notice shall be received prior to the close of business on the 10th Business Day following the drawing, to the effect that the amount available to be drawn under the related Series Letter of Credit to pay interest on the Bonds of such Series has not been reinstated to equal at least 45-days’ accrued interest at the Maximum Rate (or, during an Adjustable Rate Period or the Fixed Rate Period with respect to such Series of Bonds, at least 200-days’ accrued interest computed at the applicable Adjustable Rate or Fixed Rate);

(d) if such Series of Bonds constitutes an Enhanced Series, receipt by the Trustee of a written notice from the related Series Credit Bank that an event of default has occurred under the related Series Reimbursement Agreement; or

(e) occurrence of an Act of Bankruptcy.

Section 8.02. Acceleration. Upon the occurrence of an Event of Default described in Section 8.01(a), (c), (d) or (e), the Trustee shall accelerate the maturity of the Bonds then Outstanding of such Series, whereupon the principal of and all accrued interest on the Bonds of such Series shall become immediately due and payable, without premium, and, should such Series of Bonds constitute an Enhanced Series at the time of acceleration, no interest shall accrue on the Bonds of such Series from and after the date of such acceleration. Upon the occurrence of an Event of Default described in Section 8.01(b), the Trustee may, and if requested to do so by the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding of such Series shall, accelerate the maturity of the Bonds of such Series, whereupon the principal of and all accrued interest on the Bonds of such Series shall become immediately due and payable, without premium, and, should such Series of Bonds constitute an Enhanced Series at the time of acceleration, no interest shall accrue on the Bonds of such Series from and after the date of such acceleration. In the event of any acceleration of the Bonds of a Series, the Trustee shall give the Corporation, the related Series Credit Bank, if any, and the Remarketing Agent prompt written notice thereof.

Following an acceleration of the Bonds of an Enhanced Series pursuant to this Section, the Trustee shall draw upon the related Series Letter of Credit in accordance with its terms in an amount which equals the total amount of principal of and interest on the Bonds of such Series coming due and payable; provided that no such draw shall be made to pay any Pledged Bond. All amounts derived by the Trustee with respect to a Series Letter of Credit shall be deposited in the related Series Letter of Credit Account of the Bond Fund upon receipt thereof by the Trustee and applied as provided in Section 8.07 hereof; all moneys held by the Trustee in the related Series Revenue Account of the Bond Fund shall be applied by the Trustee to reimburse the related Series Credit Bank or, to the extent that the related Series Credit Bank fails to honor such draw, to pay the Bonds of such Series. All fees and expenses relating to such Enhanced Series payable (or reasonably expected to be incurred) to the Trustee or the Tender Agent hereunder prior to the discharge of this Indenture with respect to such Enhanced Series shall be paid from available funds held by the Trustee other than funds representing proceeds of draws under the related Series Letter of Credit, or moneys already held for the benefit of the registered owners of the Bonds of the related Series.

The provisions of this Section are subject to the provisions of Section 8.13 hereof.

Section 8.03. Other Remedies; Rights of Bond Owners. Upon the occurrence of any Event of Default with respect to a Series of Bonds, the Trustee may pursue any available remedy by suit at law or in equity to enforce the payment of the principal or purchase price of, premium, if any, and interest on the Bonds then Outstanding of such Series, and the performance by the Corporation of its obligations hereunder, including, without limitation, the following:

(a) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the registered owners of the related Series of Bonds, and require the Corporation to carry out its obligations under this Indenture and the related Series Supplement;

(b) bring suit upon the Bonds of such Series;

(c) by action, suit or proceeding at law or in equity require the Corporation to account for any moneys received by the Corporation as if it were the trustee of an express trust for the registered owners of the Bonds of the related Series; and

(d) by action, suit or proceeding at law or in equity enjoin any acts or things which may be unlawful or in violation of the rights of the registered owners of the Bonds of the related Series.

If such Series of Bonds constitutes an Enhanced Series, and if the related Series Credit Bank is not in default under the related Series Letter of Credit, the Trustee shall not be entitled to exercise any remedy hereunder, with respect to an Event of Default set forth in Section 8.01(b) hereof with respect to such Enhanced Series, without the prior written consent of the related Series Credit Bank.

Subject to the last sentence of the prior paragraph, if an Event of Default with respect to a Series of Bonds shall have occurred, and if requested to do so by the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding of such Series, and if indemnified as provided in Section 9.01(l) hereof, the Trustee shall be obligated to exercise one or more of the rights and powers conferred by this Section or by Section 8.02 hereof as the Trustee, being advised by counsel, shall deem most expedient in the interests of such Bond Owners.

No remedy conferred upon or reserved to the Trustee or the Bond Owners by the terms of this Indenture is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to any other remedy given to the Trustee or the Bond Owners hereunder, or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or an acquiescence therein; and every such right and power may be exercised from time to time as often as may be deemed expedient. No waiver of any default or Event of Default hereunder, whether by the Trustee or the Bond Owners, shall extend to or shall affect any subsequent default or Event of Default or shall impair any right or remedy consequent thereon.

The provisions of this Section are subject to the provisions of Section 8.13 hereof.

Section 8.04. Right of Bond Owners to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, upon the occurrence of an Event of Default with respect to a Series of Bonds, the Owners of a majority in aggregate principal amount of the Bonds then Outstanding of such Series shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee and the related Series Credit Bank, if any, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or for any other proceedings hereunder, other than for the payment of the principal or purchase price of, premium, if any, and interest on the Bonds of such Series, or any part thereof; provided, however, that direction shall not be otherwise than in accordance with the provisions of law and this Indenture; and provided, further, that, if such Series of Bonds constitutes an Enhanced Series, and if the related Series Credit Bank is not in default under the related Series Letter of Credit, no such direction shall be followed by the Trustee without the prior written consent of such Series Credit Bank.

Section 8.05. Appointment of Receiver. Upon the occurrence of an Event of Default with respect to a Series of Bonds, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and the registered owners of the Bonds of such Series under this Indenture, the Trustee shall be entitled, as a matter of right, to request the appointment of a receiver or receivers of the Trust Estate and of the revenues, issues, earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

Section 8.06. Waiver of Certain Laws. Upon the occurrence of an Event of Default with respect to a Series of Bonds, to the extent that such rights may then lawfully be waived, neither the Corporation nor anyone claiming through or under it shall claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in order to prevent or hinder the enforcement of this Indenture. The Corporation, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

Section 8.07. Application of Moneys. All moneys relating to the Bonds of a particular Series received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall (after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the fees and expenses, liabilities and advances of the Corporation, the Trustee and the Tender Agent, it being understood that such payment shall not be made from the proceeds of any draw under the related Series Letter of Credit, if any, or any moneys already held for the benefit of the registered owners of the Bonds of such Series) be deposited in the related Series Revenue Account of the Bond Fund (or if received from the related Series Credit Bank, if any, in the related Series Letter of Credit Account of the Bond Fund), and all moneys in the related Series Revenue Account shall be applied as follows:

(a) Unless the principal of all the Bonds Outstanding of such Series shall have become or shall have been declared due and payable, all such moneys shall be applied:

FIRST, to the payment to the persons entitled thereto of all installments of interest then due on the Outstanding Bonds of such Series and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege (provided, however, that no payment shall be made with respect to any Pledged Bond or Corporation Bond);

SECOND, to the payment to the persons entitled thereto of the unpaid principal of, and premium, if any, on, the Outstanding Bonds of such Series which shall have become due (other than Bonds of such Series matured or called for redemption for the payment of which moneys are already held pursuant to the provisions of this Indenture) in the order of their due dates, and, if the amount available shall not be sufficient to pay in full the principal of each Bond of such Series due on any particular date, together with such premium, then to the payment ratably, according to the amount of principal and premium due on such date, to the persons entitled thereto, without any discrimination or privilege (provided, however, that no payment shall be made with respect to any Pledged Bond or Corporation Bond); and

THIRD, to the payment to the related Series Credit Bank, if any, to reimburse the related Series Credit Bank, if any, for drawings on the related

Series Letter of Credit, if any, used to pay principal, premium or interest on the Bonds of such Series.

(b) If the principal of all the Outstanding Bonds of such Series shall have become due or shall have been declared due and payable by acceleration, all such moneys shall be applied first to the payment of the principal, premium, if any, and interest then due on the Bonds of such Series, without preference or priority of principal and premium over interest or of interest over principal and premium, or of any installment of interest over any other installment of interest, or of any Bond of such Series over any other Bond of such Series, ratably, according to the amounts due respectively for principal, premium, if any, and interest, to the persons entitled thereto, without any discrimination or privilege (provided, however, that no payment shall be made with respect to any Pledged Bond or Corporation Bond), and second, if the Bonds of such Series constitute an Enhanced Series, to the payment of all obligations owed to the related Series Credit Bank pursuant to the related Series Reimbursement Agreement.

(c) If the principal of all the Outstanding Bonds of such Series shall have been declared due and payable by acceleration, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then the moneys shall be applied in accordance with the provisions of subsection (a) above; provided, however, that in the event that the principal of all the Bonds of such Series shall later become due or be declared due and payable by acceleration, the moneys shall be applied in accordance with the provisions of subsection (b) above.

Notwithstanding the foregoing restrictions on payment in respect of any Pledged Bond or Corporation Bond, moneys may be applied to the payment first of Pledged Bonds and second of Corporation Bonds, but only after payment in full of all other Outstanding Bonds of such Series and, if the Bonds of such Series constitute an Enhanced Series, of all obligations owed to the related Series Credit Bank pursuant to the related Series Reimbursement Agreement; and, to the extent that such surplus moneys are not available for application to Pledged Bonds or Corporation Bonds after acceleration of the Bonds of such Series, all Pledged Bonds and Corporation Bonds shall be deemed to be no longer Outstanding and shall be cancelled, and no payment shall be made in respect thereof. Under no circumstances shall any Pledged Bond be paid with moneys on deposit in the related Series Letter of Credit Account of the Bond Fund, rather Pledged Bonds shall be paid solely and only from moneys on deposit in the related Series Revenue Account of the Bond Fund; provided that, if the Bonds of such Series are then held in a book-entry-only system, the procedures concerning waivers of payments with respect to DTC and direct payments to the related Series Credit Bank, as set forth in Section 3.06(d) of this Indenture, shall be followed. Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine is appropriate upon due consideration of the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future.

Whenever the Trustee shall apply such funds it shall fix the date of application, which shall be the earliest date possible for the Trustee to consummate its duties. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date.

If the Bonds of a Series are held in a book-entry-only system, it shall be the responsibility of the Remarketing Agent to distribute moneys to the beneficial owners of the Bonds of such Series in accordance with the priorities set forth in this Section.

For purposes of this Section, the term “principal” shall include the principal component of the purchase price of the Bonds, and the term “interest” shall include the interest component of the purchase price of the Bonds.

Section 8.08. Remedies Vested in Trustee. All rights of action (including the right to file proofs of claim) under this Indenture and under the Bonds may be enforced by the Trustee without the possession of any Bond or the production thereof in any trial or proceedings related thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiff or defendant the Owner of any Bond.

Section 8.09. Rights and Remedies of Bond Owners. No Owner of any Bond of a particular Series shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless:

(a) an Event of Default with respect to such Series has occurred of which the Trustee has been notified as provided in Section 9.01(h) hereof, or of which by said Section 9.01(h) the Trustee is deemed to have notice;

(b) the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding of such Series shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in the name or names of such Owners, and shall have offered to the Trustee indemnity as provided in Section 9.01(l) hereof;

(c) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name, within 60 days; and

(d) if the Bonds of such Series constitute an Enhanced Series, and if the related Series Credit Bank is not in default under the related Series Letter of Credit, the related Series Credit Bank has given its prior written consent thereto;

and such notification, request and offer of indemnity are hereby declared in every case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder. No one or more Owners of the Bonds of such Series shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by such Owners’ action, and all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and (except as herein otherwise provided) for the equal and ratable benefit of the Owners on all Bonds then Outstanding of such Series. Nothing in this Indenture, however, shall affect or impair the right of any Bond Owner to enforce the payment of the principal of, premium, if any, and interest on any Bond owned by such Bond Owner at and after the maturity thereof, or the obligation of the Corporation to pay the principal of, premium, if any, and interest on any Bond to the Owner thereof at the time and place, and in the manner, expressed in such Bond. Nothing contained herein shall be construed as permitting or affording any Bond Owner a right or cause of action against the Trustee or in respect of the Bonds of such Series where a default has been waived under Section 8.11 hereof or cured under Section 8.12 hereof.

Section 8.10. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Corporation, the Trustee, the related Series Credit Bank, if any, and the registered owners of the Bonds of such Series shall be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

Section 8.11. Waivers of Events of Default. With respect to each Series of Bonds, the Trustee may in its discretion, and with the prior written consent of the related Series Credit Bank (if the Bonds of such Series constitute an Enhanced Series, and if the related Series Credit Bank is not in default under the related Series Letter of Credit) shall, waive any Event of Default hereunder and its consequences, and shall do so upon the written request of the Owners of a majority in aggregate principal amount of the Bonds then Outstanding of such Series; provided, however, that the Trustee may not waive an Event of Default with respect to a Series of Bonds described in subparagraph (a), (c), (d) or (e) of Section 8.01 hereof without the written consent of the registered owners of all Bonds then Outstanding of such Series, and, if the Bonds of such Series constitute an Enhanced Series, the full reinstatement of amounts available to be drawn under the related Series Letter of Credit.

Section 8.12. Notice of Default; Opportunity to Cure Defaults. Anything herein to the contrary notwithstanding, no default under Section 8.01(b) hereof shall constitute an Event of Default with respect to a Series of Bonds until the related Series Credit Bank (if the Bonds of such Series constitute an Enhanced Series, and if it is not in default under the related Series Letter of Credit) shall have concurred therein, and actual notice of such default by registered or certified mail shall be given to the Corporation by the Trustee or by the Owners of not less than 25% in aggregate principal amount of all Bonds Outstanding of such Series, and the Corporation shall have had 30 days after receipt of such notice at its option to correct said default or to cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period; provided, however, that if said default be such that it cannot be corrected within the applicable period, it shall not constitute an Event of Default with respect to a Series of Bonds if corrective action is instituted by the Corporation within the applicable period and diligently pursued until the default is corrected.

Section 8.13. Limitation on Defaults and Remedies. Notwithstanding anything herein to the contrary, prior to the Expiration of the Term of the Series Letter of Credit with respect to an Enhanced Series, and as long as the related Series Credit Bank is not in default in its payment obligations under the related Series Letter of Credit, the related Series Credit Bank shall be entitled, but not obligated, to direct the Trustee in the exercise of all rights and remedies under this Article related to such Enhanced Series, including, but without limitation, acceleration of the Bonds of such Enhanced Series, institution of legal proceedings and the granting of any waivers with respect to the foregoing. Until such time as a Series Credit Bank is in default in its payment obligations under the related Series Letter of Credit, neither the Trustee, the Corporation nor the Owners of the Bonds of the related Enhanced Series shall have the right or be permitted to exercise any of the rights or remedies granted or permitted to any one or more of them under this Article VIII without the express written consent of such Series Credit Bank; provided, however, that the Trustee shall have the ability to accelerate the maturity of the Bonds of such Enhanced Series upon the occurrence of an Event of Default with respect to such Enhanced Series described in Section 8.01(c) or (d) hereof without the express written consent of the related Series Credit Bank; and provided, further, that nothing in this Section is intended or shall be construed to affect the obligation of the Trustee pursuant to Section 6.04, which is absolute and unconditional, to demand and collect all amounts due and payable under the related Series Letter of Credit when and as the same shall become due and payable.

ARTICLE IX

THE TRUSTEE, TENDER AGENT AND REMARKETING AGENT

Section 9.01. Acceptance of Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b) The Trustee may execute any of the trusts hereof, exercise any powers hereunder and perform any of its duties hereunder by or through attorneys, agents, receivers or employees, but shall be answerable for the conduct of the same in accordance with the standard specified above. Neither the Remarketing Agent nor any Series Credit Bank shall be deemed an agent of the Trustee for any purpose, and the Trustee shall not be responsible for the compliance of either of them with their respective obligations under this Indenture or in connection with the transactions contemplated herein. The Trustee shall be entitled to the advice of counsel (which may be an employee or affiliate of the Trustee) concerning all matters of trust hereof and its duties hereunder, and in all cases may pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trust hereof. The Trustee may act upon the opinion or advice of any attorneys approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action exercised in good faith in reliance upon such opinion or advice.

(c) The Trustee shall not be responsible for any recital herein or in the Bonds (other than the certificate of authentication thereon), the legality, sufficiency or validity of this Indenture, the Series Reimbursement Agreements, the Letters of Credit, the Bonds or any document or instrument relating hereto or thereto; the recording or filing of any instrument required by this Indenture to secure the Bonds; collecting any insurance proceeds; the validity of the execution by the Corporation of this Indenture or of any supplement hereto or amendment hereof or of any instrument of further assurance; or the validity, priority, perfection or sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or otherwise as to the maintenance of the security hereof, except for the filing of Uniform Commercial Code continuation statements, if any are required to be filed.

(d) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee may in good faith buy, sell, own and hold any of the Bonds (or beneficial interests therein) and may join in any action which any Bond Owner may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may also engage in or be interested in any financial or other transaction with the Corporation, the Credit Banks, the Tender Agent or the Remarketing Agent; provided, however, that if the Trustee determines that any such relationship is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Trustee. To the extent permitted by law, the Trustee may also purchase Bonds (or beneficial interests therein) with like effect as if it were not the Trustee.

(e) The Trustee shall be protected in acting upon, and may conclusively rely upon, any notice, certificate, opinion, request or other paper or document reasonably believed by it to be genuine and correct, and reasonably believed by it to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request, authority or consent of any person, who at the time of making such request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding upon all future Owners of the same Bond and any Bond issued in replacement therefor.

(f) As to the existence or nonexistence of any fact, or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by a duly authorized representative of the Corporation, the Tender Agent, the Remarketing Agent, a Series Credit Bank or the Corporation as sufficient evidence of the facts therein contained; and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section, or of which by said subsection (h) it is deemed to have notice, the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient. The Trustee may, at its discretion, secure such further evidence (including, but not limited to, legal opinions) deemed necessary or advisable by it, but shall in no case be bound to secure the same. The Trustee may accept a certificate of an authorized officer of the Corporation charged with the maintenance of its books and records of the Corporation to the effect that a resolution in the form therein set forth has been adopted and is in full force and effect.

(g) The right of the Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty. The Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of its powers and duties under this Indenture.

(h) The Trustee shall not be required to take notice or be deemed to have notice of any default or Event of Default hereunder, or in any other document or instrument executed in connection with the execution and delivery of the Bonds, except an Event of Default under Section 8.01(a), (c) or (d) hereof, unless the Trustee shall be specifically notified in writing of such default or Event of Default by the Corporation, the Tender Agent, a Series Credit Bank or the Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding of the particular Series of Bonds to which such default or Event of Default relates. All notices or other instruments required by this Indenture to be delivered to the Trustee shall be delivered at the principal corporate trust office of the Trustee, and, in the absence of such notice so delivered, the Trustee may conclusively assume there is no default except as aforesaid.

(i) At any and all reasonable times, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right to inspect fully all books, papers and records of the Corporation pertaining to this Indenture and the Bonds, and to take such photocopies and memoranda therefrom and in regard thereto as may be desired.

(j) The Trustee shall not be required to give any bond or surety in respect of the execution of the trust created hereby or the powers granted hereunder.

(k) Notwithstanding anything contained elsewhere in this Indenture to the contrary, the Trustee shall have the right, but not the obligation, to demand, in respect of the withdrawal of any cash, the release of any property, or the taking of any action whatsoever within the purview of this Indenture, any showing, certificate, opinion, appraisal or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof as a condition of such action by the Trustee, as deemed desirable for the purposes of establishing the right of a Series Credit Bank or the Corporation to the withdrawal of any cash, the release of any property or the taking of any other action by the Trustee.

(l) Before taking any action referred to in Article VIII or Section 9.03 hereof (except with respect to any drawing under a Series Letter of Credit and payment of the related Series of Bonds therefrom at the time or times payment is due, or with respect to acceleration of the particular Series of Bonds and payment of the Bonds of such Series upon such acceleration), the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses which it may incur and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, by reason of any action so taken.

(m) All moneys received by the Trustee shall, until used, applied or invested as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds, except to the extent required by law or this Indenture. The Trustee shall be under no liability for interest on any moneys received by it hereunder.

(n) Notwithstanding the effective date of this Indenture or anything to the contrary in this Indenture, the Trustee shall have no liability or responsibility for any act or event relating to this Indenture which occurs prior to the date the Trustee formally executes this Indenture and commences acting as Trustee hereunder.

(o) No provision of this Indenture shall be deemed to require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of such funds, or, in the alternative, adequate indemnity against such risk or liability, is not reasonably assured to it.

(p) The Trustee has no obligation or liability to the Bondholders for the payment of interest or premium, if any, on, or principal or purchase price of, the Bonds, but rather the Trustee’s sole obligation is to administer, for the benefit of the Bondholders and, on a subordinated basis, the Credit Banks, the various Funds and Accounts established hereunder.

(q) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 9.02. Annual Fees, Charges and Expenses of Trustee and Tender Agent. The Trustee and the Tender Agent shall be entitled to reasonable compensation for all services rendered by them under this Indenture. In addition, the Trustee and the Tender Agent shall be entitled to reimbursement for their charges and expenses (including reasonable counsel fees and expenses) incurred in connection with such services. Such compensation and reimbursement shall be paid by the Corporation in accordance with Section 5.02 hereof; provided, however, that to the extent not so paid, the Trustee may make pro rata disbursements from the Series Revenue Accounts of the Bond Fund to pay such amounts, but only after reimbursing the Series Credit Banks for all draws previously made under the Series Letters of Credit which have not been reimbursed. The Trustee’s and the Tender Agent’s right to receive compensation and reimbursement of expenses under this Section shall be secured by a lien on the Trust Estate, which lien shall be subordinate to the lien in favor of the Bondholders for payment of the principal of, premium, if any, and interest on the Bonds, except that, upon an Event of Default with respect to a particular Series of Bonds, but only upon such an Event of Default, the Trustee shall have a prior lien upon the portion of the Trust Estate relating to such Series of Bonds

(excluding that portion of the Trust Estate relating to such Series of Bonds consisting of proceeds of any draw under the related Series Letter of Credit and funds held for the payment of principal or purchase price of, premium, if any, and interest on Bonds of such Series not yet delivered or surrendered in accordance with the provisions of this Indenture, and excluding that portion of the Trust Estate relating to such Series of Bonds consisting of funds already held for the benefit of the registered owners of the Bonds of such Series pursuant to any other provisions of this Indenture, as to which such lien shall be subordinate to the lien created hereby for the benefit of such Bond Owners) for its extraordinary fees, charges and expenses incurred in enforcing the provisions of this Indenture or any other agreement referred to herein. The Corporation hereby indemnifies and holds harmless the Trustee and the Tender Agent against any liabilities which the Trustee and the Tender Agent may incur in the exercise and performance of their powers and duties hereunder and under any other agreement referred to herein which are not due to the Trustee’s or the Tender Agent’s negligence or willful misconduct, and for any fees and expenses of the Trustee and the Tender Agent to the extent funds are not available under this Indenture for the payment thereof. The rights of the Trustee and the Tender Agent under this Section shall survive the payment in full of the Bonds and the discharge of this Indenture.

Section 9.03. Notice to Bond Owners of Default or Delivery of Alternate Series Credit Facilities. If a default occurs of which the Trustee is required by Section 9.01(h) hereof to take notice or of which notice of default is given as provided in Section 9.01(h) hereof, then the Trustee shall promptly give written notice thereof by certified mail, postage prepaid, to each Owner of Bonds then Outstanding of the affected Series. The Trustee shall promptly give written notice to the Remarketing Agent, the affected Series Credit Bank, if any, and the Corporation by certified mail of any such notice of default sent to any Owner of Bonds as provided hereunder.

If an Alternate Series Credit Facility is to be delivered, 30 days prior to the time that the Trustee will be presented with such Alternate Series Credit Facility, the Trustee shall send notice by first-class mail to all Owners of Bonds of the related Series whose names appear on the Registration Books stating that such Alternate Series Credit Facility will be substituted for the Series Letter of Credit relating to such Series of Bonds.

Section 9.04. Intervention by Trustee. In any judicial proceeding to which a Series Credit Bank or the Corporation is a party, and which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of the Owners of the Outstanding Bonds of a particular Series, the Trustee may intervene on behalf of the Owners of the Bonds of such Series, and shall do so if requested in writing by the Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding of such Series or the related Series Credit Bank, and when provided with sufficient indemnity pursuant to Section 9.01(l) hereof.

Section 9.05. Successor Trustee by Merger or Otherwise. Any corporation or association into which the Trustee may be converted or merged, with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall (if it is qualified to be Trustee hereunder) be and become the Trustee hereunder vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges, responsibilities, obligations and all other matters as was its predecessor, without the execution or filing of any instrument (other than as required by the Letters of Credit) or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that such successor Trustee meets the requirements of Section 9.14(a) hereof.

Section 9.06. Resignation by Trustee. The Trustee may resign from the trusts hereby created by giving written notice to the Corporation, the Tender Agent, the Remarketing Agent, the Credit Banks and the Owners of the Bonds then Outstanding, and shall so resign whenever it ceases to be qualified to act as Trustee hereunder. Such notice shall be sent by certified mail, postage prepaid, to the Bond Owners. Such resignation shall take effect upon the appointment of a successor Trustee. If no successor Trustee is appointed pursuant to Section 9.08 hereof within 30 days after the delivery of such notice, a temporary Trustee may be appointed by the Corporation. If no successor Trustee or temporary Trustee is appointed within 45 days after delivery of such notice, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

Section 9.07. Removal of Trustee. The Trustee may be removed at any time by an instrument or substantially concurrent instruments in writing delivered to the Trustee, the Tender Agent, the Remarketing Agent and the Bond Owners, and signed by the Credit Banks and the Corporation. Such instruments shall be sent by certified mail, postage prepaid, to the Bond Owners. Such removal shall take effect upon the appointment of a successor Trustee.

Section 9.08. Appointment of Successor Trustee. In case the Trustee shall resign, be removed, be dissolved, be in the course of dissolution or liquidation, or otherwise become incapable of acting or not be qualified to act hereunder, or in case the Trustee shall be taken under the control of any public officer or a receiver appointed by a court, a successor may be appointed by the Corporation with the consent of the Credit Banks, and notice to the Remarketing Agent, the Tender Agent and the Bond Owners; provided that a single entity shall serve as Trustee for all Series of Bonds. Such notice shall be sent by certified mail, postage prepaid, to the Bond Owners.

Section 9.09. Successor Trustee. Every successor Trustee (including any temporary trustee appointed by the Corporation pursuant to Section 9.06 hereof) appointed hereunder shall execute, acknowledge and deliver to its predecessor, the Credit Banks, the Tender Agent, the Remarketing Agent and the Corporation an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with the title to the Trust Estate and all of the trust powers, discretions, immunities, privileges, responsibilities, obligations and all other matters of its predecessor; but such predecessor shall, nevertheless, on the written request of the Corporation, or of its successor Trustee, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall transfer the Letters of Credit, and deliver all securities and moneys held by it as the Trustee hereunder, to its successor Trustee. Should any instrument in writing from the Corporation be required by any successor Trustee for more fully and certainly vesting in such successor the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Corporation. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed and/or recorded by the successor Trustee in each recording office, if any, where this Indenture shall have been filed and/or recorded. No appointment of a successor Trustee hereunder shall become effective unless such successor meets the requirements of Section 9.14(a) hereof.

Section 9.10. Appointment of Tender Agent.

(a) In the event the Bonds of a Series are no longer held in a book-entry-only system and upon the direction of the Corporation, the Trustee shall appoint a Tender Agent for the Bonds of such Series. The Tender Agent shall have power to act (i) in the authentication and delivery of Bonds in connection with transfers and exchanges; and (ii) in effecting purchases and sales of Bonds pursuant hereto, receiving notices of tender for purchase, making deliveries of Bonds and holding Bonds pursuant hereto. For all purposes of this Indenture, the authentication and delivery of Bonds by the Tender Agent shall be deemed to be the authentication and delivery of Bonds “by the Trustee.” The same entity shall serve as Tender Agent for all Series of Bonds no longer being held in a book-entry-only system.

(b) Any successor corporation to the initial Tender Agent is otherwise eligible under this Section, without the execution or filing of any document or any further act on the part of the parties hereto, the Tender Agent or such successor corporation; provided, however, that such successor corporation meets the requirements of paragraph (c) below.

(c) The Tender Agent may at any time resign by giving 30-days’ written notice of resignation to the Trustee, the affected Credit Banks, the Remarketing Agent and the Corporation, and by mailing notice of such resignation by certified mail to the registered owners of the Bonds of the affected Series, and such resignation shall take effect upon the Trustee’s assumption of the duties of the Tender Agent, or upon the appointment by the Trustee upon the direction of the Corporation of a successor tender agent, and the acceptance by the successor tender agent of such appointment. Each Tender Agent (i) shall at all times be a commercial bank or trust company having an office in the States of California or New York; (ii) shall at all times be organized and doing business under the laws of the United States or of any state; (iii) shall have a combined capital and surplus of at least $30,000,000; (iv) shall be authorized under such laws to exercise corporate trust powers; and (v) shall be subject to supervision or examination by Federal or state authority. If such successor tender agent publishes reports of condition at least annually pursuant to law or the requirements of Federal or state authority, then for the purposes of this Section, the combined capital and surplus of such successor tender agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee may at any time terminate the agency of the Tender Agent by giving written notice of termination to the Tender Agent, the affected Credit Banks, the Remarketing Agent and the Corporation, and by mailing notice of such termination by certified mail to the registered owners of the Bonds of the affected Series. Upon such a termination, or in case at any time any successor Tender Agent shall cease to be eligible under this Section, the Trustee, with the consent of the affected Credit Banks, shall either assume the duties of the Tender Agent, or the Trustee shall appoint a successor Tender Agent; and in such event the Trustee shall give written notice of such assumption or appointment to the Corporation, the affected Credit Banks and the Remarketing Agent, and shall mail notice of such assumption or appointment by certified mail to all registered owners of the Bonds of the affected Series. The Trustee agrees to furnish to the Tender Agent and the Rating Agencies, if the Bonds of the affected Series are rated, a copy of all notices sent to, or delivered by, it under this Section. The Tender Agent shall be entitled to all exculpations and indemnifications granted to the Trustee, as applicable, pursuant to this Article.

(d) Following the Fixed Rate Conversion Date with respect to a Series of Bonds, there shall be no requirement for the services of a Tender Agent hereunder with respect to such Series of Bonds.

(e) Unless and until a Tender Agent is appointed in accordance with this Section, all references in this Indenture to the Tender Agent shall be of no force and effect.

Section 9.11. Remarketing Agent. Gates Capital Corporation, New York, New York, has been appointed initial Remarketing Agent for the Bonds pursuant to the Offering Agreement. The Corporation shall, within 15 days of the resignation or removal of the Remarketing Agent, appoint a successor Remarketing Agent for the Bonds, subject to the conditions set forth in Section 9.12 hereof; provided that a single entity shall serve as Remarketing Agent with respect to all Series of Bonds. If the Corporation fails to appoint a successor Remarketing Agent within 30 days of the resignation or removal of the Remarketing Agent, the Credit Banks may jointly appoint a successor Remarketing Agent, subject to the conditions set forth in Section 9.12 hereof. In the event a successor Remarketing Agent has not be appointed at a time when a notice of optional tender is to be delivered by a Registered Owner, such optional tender notice shall instead be delivered to the Trustee until a successor Remarketing Agent is appointed. Any successor Remarketing Agent shall designate to the Trustee, the Tender Agent, the Credit Banks and the Corporation its Principal Office, and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Corporation, the Credit Banks and the Trustee (with a copy thereof mailed by certified mail to each Bond Owner) under which the Remarketing Agent will agree particularly to (a) use its best efforts to remarket any Bond tendered or deemed to be tendered for purchase in accordance with the terms hereof; (b) keep such books and records as shall be consistent with prudent industry practice and the Offering Agreement, and make the information contained in such books and records available to the Trustee, the Credit Banks, the Remarketing Agent and the Corporation at all reasonable times; and (c) determine the Daily Rate, the Floating Rate, the Adjustable Rate and the Fixed Rate as required herein. As long as the Bonds of a Series are held in a book-entry-only system, the Remarketing Agent must be the sole participant in such system with respect to the Bonds of such Series.

Section 9.12. Qualifications of Successor Remarketing Agents; Resignation or Removal of Remarketing Agents.

(a) Each successor Remarketing Agent shall be (i) organized as a corporation and doing business under the laws of the United States or any State thereof; and (ii) authorized by such laws to perform all the duties imposed upon it by this Indenture. As long as the Bonds of a Series are held in a book-entry-only system, each successor Remarketing Agent shall be the sole participant in such system with respect to the Bonds of such Series.

(b) A Remarketing Agent (whether initial or successor) may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 30-days’ written notice to the Corporation, the Tender Agent, the Credit Banks and the Trustee (with a copy thereof mailed by certified mail to each of the Bond Owners). A Remarketing Agent (whether initial or successor) may be removed at any time at the direction of the Corporation and filed at least 30 days prior to such removal with the Remarketing Agent and with the Trustee. No removal or resignation hereunder shall become effective prior to the acceptance of appointment of a successor Remarketing Agent hereunder.

(c) Following the Fixed Rate Conversion Date with respect to a Series of Bonds, there shall be no requirement for the services of a Remarketing Agent hereunder with respect to such Series of Bonds.

Section 9.13. Appointment of Separate or Co-Trustee. It is the intent of the parties to this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the rights of banking corporations or associations to transact business as a trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in the case of the enforcement of this Indenture on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee, or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate trustee or co-trustee. The following provisions of this Section are adapted to these ends.

If the Trustee appoints an additional individual or institution as a separate trustee or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, duty, obligation, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee with respect thereto shall be exercisable by, vested in and conveyed to such separate trustee or co-trustee, but only to the extent necessary to enable such separate trustee or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary for the exercise thereby by such separate trustee or co-trustee shall run to and be enforceable by either of them.

Should any instrument in writing from the Corporation be required by the separate trustee or co-trustee so appointed by the Trustee for more fully vesting in and confirming to them such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Corporation. If any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting or not be qualified to act, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such separate trustee or co-trustee.

Section 9.14. Qualifications.

(a) Each successor to the Trustee and each institutional co-trustee, if any, shall at all times be a bank or trust company qualified to serve as the Trustee; which (i) is organized as a corporation and doing business under the laws of the United States or any state thereof; (ii) is authorized under such laws to exercise corporate trust powers, (iii) is subject to supervision or examination by Federal or state authority; (iv) has combined capital and surplus (as set forth in its most recent published report of condition) of at least $30,000,000; and (v) shall not have become incapable of acting or have been adjudged a bankrupt or an insolvent nor have had a receiver appointed for itself or for any of its property, nor have had a public officer take charge or control of it or its property or affairs for the purpose of rehabilitation, conservation or liquidation.

(b) Should any successor to the Trustee or any institutional co-trustee at any time cease to be eligible, pursuant to this Section, to act as successor to the Trustee or co-trustee (as the case may be), it shall promptly notify the Owners of all Outstanding Bonds, the Corporation, the Remarketing Agent, the Credit Banks and the Tender Agent of such fact; such notice shall be sent by certified mail, postage prepaid, to the Bond Owners. Any such notice shall set forth all the relevant facts known to the Trustee.

ARTICLE X

SUPPLEMENTAL INDENTURES

Section 10.01. Supplemental Indentures Not Requiring Consent of Bond Owners. Subject to the terms and provisions of Sections 10.03 and 10.04 of this Indenture, the Corporation and the Trustee may, without the consent of, or notice to, any of the Bond Owners, enter into an indenture or indentures supplemental to this Indenture and/or the Series Supplements, not inconsistent with the terms and provisions hereof, for any one or more of the following purposes: (a) to cure any ambiguity, formal defect or omission in this Indenture and/or the Series Supplements; (b) to grant to or confer upon the Trustee, for the benefit of the Bond Owners, any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Bond Owners or the Trustee; (c) to provide for the issuance of a Series of Bonds in accordance with the terms hereof; (d) to subject to this Indenture additional revenues, properties or collateral; (e) to modify, amend or supplement this Indenture and/or the Series Supplements, or any indenture supplemental hereto or thereto, in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar Federal statute hereafter in effect, or to permit the qualification of the Bonds for sale under the securities laws of the United States or any of the states of the United States, and if the Corporation so determines, to add to this Indenture and/or the Series Supplements, or any indenture supplemental hereto or thereto, such other terms, conditions and provisions as may be permitted by the Trust Indenture Act of 1939, as amended, or any similar Federal or state statute; (f) to add to the covenants and agreements of the Corporation contained in this Indenture other covenants and agreements thereafter to be observed for the protection of the Bond Owners or to surrender or limit any right, power or authority herein or therein reserved to or conferred upon the Corporation; and (g) to make any other change which does not have a material adverse effect upon the interests of the Bondholders.

Section 10.02. Supplemental Indentures Requiring Consent of Bond Owners. Exclusive of supplemental indentures covered by Section 10.01 hereof, this Indenture and/or the Series Supplements may be amended or supplemented only as provided in this Section. Subject to the terms and provisions contained in Sections 10.03 and 10.04 of this Indenture, the Owners of not less than 51% in aggregate principal amount of the Bonds then Outstanding of each Series shall have the right, from time to time, to approve the execution by the Corporation and the Trustee of such indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Corporation for the purposes of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided that supplements to this Indenture and/or a Series Supplement which affects only particular Series of Bonds need be consented to only by the Owners of not less than 51% in aggregate principal amount of the particular Series of Bonds affected. If at any time the Corporation shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed by certified mail to the Credit Banks (provided that, in the case of a supplement which affects only particular Series of Bonds, notice need only by given to the affected Series Credit Banks, if any) and the Bond Owners (provided that, in the case of a supplement which affects only particular Series of Bonds, notice need only be given to the registered owners of the Bonds of the affected Series). Each such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all affected Bond Owners. If, within 60 days, or such longer period as shall be prescribed by the Corporation, following the mailing of such notice, the Owners of the requisite percentage in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof; or in any manner to question the propriety of the execution thereof; or to enjoin or restrain the Trustee or the Corporation (subject to Section 10.04) from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section and Section 10.04 permitted and provided, this Indenture and/or the Series Supplement shall be and be deemed to be modified and amended in accordance therewith.

Section 10.03. Limitation Upon Amendments and Supplements. Nothing contained in Sections 10.01 and 10.02 hereof shall permit, or be construed as permitting, without the consent and approval of the Owners of all of the Bonds then Outstanding (a) an extension of the maturity of the principal of, or the time for payment of any redemption premium or interest on, any Bond, or a reduction in the principal amount of any Bond, or the rate of interest or redemption premium thereon, or a reduction in the amount of, or extension of the time of any payment required by, any Bond, or a material modification in the optional tender rights granted by Article III hereof; (b) a privilege or priority of any Bond over any other Bond (except as herein provided); (c) a reduction in the aggregate principal amount of the Bonds required for consent to such a supplemental indenture; (d) the deprivation of the Owner of any Bond then Outstanding of the lien created by this Indenture; (e) except as provided in Article XI hereof, an alteration of the obligations of the Credit Banks under the Letters of Credit; or (f) the amendment of this Section. Any supplement that affects less than all of the Bonds, need be consented to only by the Owners of the Bonds of the affected Series. No amendment or supplement to this Indenture and/or the Series Supplement may be entered into without the Trustee and the Corporation first receiving (i) an opinion of Independent Counsel to the effect that such amendment or supplement is authorized under this Indenture; and (ii) written evidence from each Rating Agency then rating the Bonds of the affected Series (if the Bonds of such Series are then rated) to the effect that the appropriate Rating Agency has reviewed the amendment or supplement, and that the effectiveness thereof will not, by itself, result in a reduction or withdrawal of such Rating Agency’s then current rating on the Bonds of such Series.

Section 10.04. Consent of Credit Banks, Remarketing Agent and Tender Agent Required. Anything herein to the contrary notwithstanding, an amendment or supplemental indenture under this Article shall not become effective unless and until the Credit Banks shall have consented in writing to the execution and delivery thereof; provided, however, that the consent of a Series Credit Bank shall not be required during any period that such Series Credit Bank is in default under its Series Letter of Credit; and provided, further, that the consent of a particular Series Credit Bank shall not be required if such amendment or supplement does not affect the related Series of Bonds. The Trustee shall inform the Tender Agent and the Remarketing Agent of any amendment or supplement to this Indenture and/or the Series Supplements affecting the respective rights and obligations of the Tender Agent and the Remarketing Agent, and such amendment or supplement shall not become effective unless and until the Tender Agent or the Remarketing Agent, as the case may be, shall have consented in writing to the provisions thereof which affect its rights and obligations.

ARTICLE XI

MODIFICATIONS OF LETTERS OF CREDIT

Section 11.01. Modifications of Letters of Credit. No Series Letter of Credit may be modified without the prior written consent of 100% of the registered owners of the Bonds of the related Enhanced Series (except to correct any formal defects in such Series Letter of Credit, which modification may be made with the consent of the Corporation and the Trustee, and without the consent of the registered owners of the Bonds of such Enhanced Series), other than to (a) effect transfers thereof; (b) effect extensions thereof; or (c) effect reductions and reinstatements thereof, all in accordance with the terms thereof. Pursuant to the terms hereof, however, the Corporation has the right to obtain an Alternate Series Credit Facility without the consent of the registered owners of the Bonds of the related Enhanced Series.

ARTICLE XII

MISCELLANEOUS

Section 12.01. Consents of Bond Owners. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by a Bond Owner may be in any number of concurrent writings of similar tenor, and may be signed or executed by such Bond Owner in person or by such Bond Owner’s agent appointed in writing. The fact and date of the execution by any person of any such consent, request, direction, approval, objection or other instrument, or of the writing appointing any such agent, and of the ownership of a Bond, may be proved in any jurisdiction by the certificate of any officer who by law has the power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution, and if made in such manner shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument.

Section 12.02. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended, or shall be construed, to give to any person other than the parties hereto, the Tender Agent, the Credit Banks, the Remarketing Agent and the Owners of the Bonds any legal or equitable right, remedy or claim under or with respect to this Indenture or any covenants, conditions and provisions herein contained. This Indenture and all of the covenants, conditions and provisions hereof are intended to be, and are, for the sole and exclusive benefit of the parties hereto, the Tender Agent, the Credit Banks, the Remarketing Agent and the Owners of the Bonds as herein provided.

Section 12.03. Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable, the same shall not affect any other provision herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

Section 12.04. Notices. Except as otherwise provided in this Indenture, all notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when personally delivered or mailed by certified mail (or first-class mail where specified), postage prepaid, or when sent by telecopy (receipt confirmed by telephone) or telegram, addressed as follows:

If to the Corporation:	Provena Foods Inc. 5010 Eucalyptus Avenue Chino, California 91710 Attention: Thomas J. Mulroney, Chief Financial Officer Telephone: (909) 627-1082 Facsimile: (909) 627-7315

If to the Trustee:	U.S. Bank National Association, One California Street, Suite 2550 San Francisco, California 94111 Attention: Ms. Loyce Harrison-Bailey Telephone: (415) 273-4540 Facsimile: (415) 273-4590
If to the Remarketing Agent:

RBC Dain Rauscher, Inc.

777 South Figueroa Street, Suite 850

Los Angeles, California 90017

Attention: Catherine Bando, Managing Director

Telephone: (213) 363-4137

Facsimile: (213) 624-5263

RBC Dain Rauscher, Inc.

Three Times Square, 24th Floor

New York, New York 10036

Attention: Craig Laraia

Telephone: 917-934-5802

Facsimile: 917-934-5838

If to the Credit Banks:	To the addresses specified in the appropriate Series Supplements

A duplicate copy of each notice given hereunder by either party hereto shall be given to the Tender Agent, the Remarketing Agent and the appropriate Series Credit Bank, if any. If a Tender Agent is appointed under this Indenture, it shall notify the Trustee and the Co-Trustee of the address to which notices, certificates or other communications shall be sent. Any person or entity listed above may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent. All notices required to be given to Moody’s Investors Service pursuant to this Indenture shall be addressed to Moody’s Investors Service at 99 Church Street, New York City, New York 10007, Attention: Structured Finance Group-Corporate Department.

Section 12.05. Payments or Performance Due on Other than Business Days. Except as specifically provided herein, if the last day for making any payment or taking any action, including, without limitation, exercising any remedy, under this Indenture falls on a day other than a Business Day, such payment may be made, or such action may be taken, on the next succeeding Business Day, and, if so made or taken, shall have the same effect as if made or taken on the date required by this Indenture. The amount of any payment due under this Indenture shall not be affected because payment is made on a date other than the date specified in this Indenture pursuant to this Section.

Section 12.06. Execution of Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 12.07. Applicable Law. This Indenture shall be governed by and construed in accordance with the internal laws of the State of California; provided, however, that the rights, duties, immunities and standards of care relating to the Trustee shall be governed by and construed in accordance with the internal laws of the jurisdiction in which its principal corporate trust office is located.

Section 12.08. Disqualified Bonds. In determining whether the Owners of the requisite aggregate principal amount of Bonds have concurred with any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Corporation (including Pledged Bonds and Corporation Bonds), or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Corporation shall be disregarded and deemed not to be Outstanding for purposes of any such determination (unless all of the Bonds are either Corporation Bonds or Pledged Bonds, in which event such Bonds shall be deemed to be Outstanding for purposes of any such determination).

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be executed in their respective names by their respective duly authorized officers, all as of the day and year first above written.

PROVENA FOODS INC.

By	/s/ THOMAS J. MULRONEY

Thomas J. Mulroney, Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By	/s/ Illegible

Authorized Officer

[Signature Page to Indenture]